[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.21

Medical Group Participation Agreement

This Agreement is entered into by and between United HealthCare Insurance Company, contracting on behalf of itself, United HealthCare of Texas, inc., PacifiCare of Texas, Inc., Evercare of Texas, LLC, and the other entities that are United’s Affiliates (collectively referred to as “United”) and WhiteGlove House Call Health, Inc. (“Medical Group”).

This Agreement is effective on the later of the following dates (the “Effective Date”):

i)                      or

ii) the first day of the first calendar month that begins at least 30 days after the date when this Agreement has been executed by all parties.

Through contracts with physicians and other providers of health care services, United maintains one or more networks of providers that are available to Customers. Medical Group is a provider of health care services.

United wishes to arrange to make Medical Group’s services available to Customers. Medical Group wishes to provide such services, under the terms and conditions set forth in this Agreement.

The parties therefore enter into this Agreement.

Article I.

Definitions

The following terms when used in this Agreement have the meanings set forth below:

1.1 “Benefit Plan” means a certificate of coverage, summary plan description, or other document or agreement, whether delivered in paper, electronic, or other format, under which a Payer is obligated to provide coverage of Covered Services for a Customer.

1.2 “Covered Service” is a health care service or product for which a Customer is entitled to receive coverage from a Payer, pursuant to the terms of the Customer’s Benefit Plan with that Payer.

1.3 “Customary Charge” is the fee for health care services charged by Medical Group that does not exceed the fee Medical Group would ordinarily charge another person regardless of whether the person is a Customer.

1.4 “Customer” is a person eligible and enrolled to receive coverage from a Payer for Covered Services.

1.5 “Medical Group Physician” is a Doctor of Medicine (“M.D.”), or a Doctor of Osteopathy (“D.O.”), duly licensed and qualified under the laws of the jurisdiction in which Covered Services are provided, who practices as a shareholder, partner, or employee of Medical Group, or who practices as a subcontractor of Medical Group. However, a subcontractor of Medical Group is a Medical Group Physician only with regard to services rendered to patients of Medical Group and billed under Medical Group’s tax identification number. Additionally, a subcontractor is not a Medical Group Physician with regard to any services rendered in a physician’s office other than those locations listed in Appendix 1.

1.6 “Medical Group Non-Physician Provider” is a surgical assistant, physician assistant, nurse practitioner, physical therapist, occupational therapist, speech therapist, mental health provider, or licensed social worker, who is duly authorized under the laws of the jurisdiction in which Covered Services are provided, and who renders Covered Services as an employee or subcontractor of Medical Group. However, a subcontractor of Medical Group is a Medical Group Non-Physician Provider only with regard to services rendered to patients of Medical Group and billed under Medical Group’s tax identification number. Additionally, a subcontractor is not a Medical Group Non-Physician Provider with regard to any services rendered in a physician’s office other than those locations listed in Appendix 1.

1.7 “Medical Group Professional” is a Medical Group Physician or a Medical Group Non-Physician Provider.

1.8 “Payment Policies” are the guidelines adopted by United for calculating payment of claims under this Agreement. The Payment Policies may change from time to time as discussed in section 7.4 of this Agreement.

1.9 “Payer” is an entity obligated to a Customer to provide reimbursement for Covered Services under the Customer’s Benefit Plan, and authorized by United to access Medical Group’s services under this Agreement.

1.10 “Protocols” are the programs, protocols and administrative procedures adopted by United or a Payer to be followed by Medical Group in providing services and doing business with United and Payers under this Agreement. These Protocols may include, among other things, credentialing and recredentialing processes, utilization management and care management processes, quality improvement, peer review, Customer grievance, concurrent review, or other similar United or Payer programs. The Protocols may change from time to time as discussed in section 5.4 of this Agreement.

1.11 “United’s Affiliates” are those entities controlling, controlled by, or under common control with United HealthCare Insurance Company.

Article II.

Representations and Warranties

2.1 Representations and Warranties of Medical Group. Medical Group, by virtue of its execution and delivery of this Agreement, represents and warrants as follows:

(a) Medical Group is a duly organized and validly existing legal entity in good standing under the laws of its jurisdiction of organization.

(b) Medical Group has all requisite corporate power and authority to conduct its business as presently conducted, and to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by Medical Group have been duly and validly authorized by all action necessary under its organizational documents and applicable corporate law.

(c) The execution, delivery and performance of this Agreement by Medical Group do not and will not violate or conflict with (i) the organizational documents of Medical Group, (ii) any material agreement or instrument to which Medical Group is a party or by which Medical Group or any material part of its property is bound, or (iii) applicable law. Medical Group has the unqualified authority to bind, and does bind, itself and Medical Group Professionals to all of the terms and conditions of this Agreement, including any Appendices, Attachments and Exhibits, as applicable.

(d) Medical Group has obtained and holds all registrations, permits, licenses, and other approvals and consents, and has made all filings, that it is required to obtain from or make with all governmental entities under applicable law in order to conduct its business as presently conducted and to enter into and perform its obligations under this Agreement.

(e) Medical Group has been given an opportunity to review the Protocols and Payment Policies and acknowledges that it is bound by the Protocols and that claims under this Agreement will be paid in accordance with the Payment Policies.

(f) Each submission of a claim by Medical Group pursuant to this Agreement shall be deemed to constitute the representation and warranty by it to United that (i) the representations and warranties of it set forth in this section 2.1 and elsewhere in this Agreement are true and correct as of the date the claim is submitted, (ii) it has complied with the requirements of this Agreement with respect to the Covered Services involved and the submission of such claim, (iii) the charge amount set forth on the claim is the Customary Charge and (iv) the claim is a valid claim.

2.2 Representations and Warranties of United. United, by virtue of its execution and delivery of this Agreement, represents and warrants as follows:

(a) United is a duly organized and validly existing legal entity in good standing under the laws of its jurisdiction of organization.

(b) United has all requisite corporate power and authority to conduct its business as presently conducted, and to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by United have been duly and validly authorized by all action necessary under its organizational documents and applicable corporate law.

(c) The execution, delivery and performance of this Agreement by United do not and will not violate or conflict with (i) the organizational documents of United, (ii) any material agreement or instrument to which United is a party or by which United or any material part of its property is bound, or (iii) applicable law.

(d) United has obtained and holds all registrations, permits, licenses, and other approvals and consents, and has made all filings, that it is required to obtain from or make with all governmental entities under applicable law in order to conduct its business as presently conducted and to enter into and perform its obligations under this Agreement.

Article III.

Applicability of this Agreement

3.1 Medical Group’s Services. This Agreement applies to Medical Group’s practice locations set forth in Appendix 1. In the event Medical Group begins providing services at other locations (either by opening such locations itself, or by acquiring, merging or coming under common ownership and control with an existing provider of services that was not already under contract with United or one of United’s Affiliates to participate in a network of health care providers), such additional locations will become subject to this Agreement 30 days after United receives the notice required under section 5.7(v) of this Agreement.

Medical Group may transfer all or some of its assets to another entity, if the result of such transfer would be that all or some of the Covered Services subject to this Agreement will be rendered by the other entity rather than by Medical Group, but only if Medical Group requests that United approve the assignment of this Agreement as it relates to those Covered Services and only if the other entity agrees to assume this Agreement. This paragraph does not limit United’s right under section 10.4 of this Agreement to elect whether to approve the assignment of this Agreement.

3.2 Payers and Benefit Plan types. United may allow Payers to access Medical Group’s services under this Agreement for the Benefit Plan types described in Appendix 2. Appendix 2 may be modified by United upon 30 days written or electronic notice.

3.3 Services not covered under a Benefit Plan. This Agreement does not apply to services not covered under the applicable Benefit Plan. Medical Group may seek and collect payment from a Customer for such services, provided that the Medical Group first obtain the Customer’s written consent.

This section does not authorize Medical Group to bill or collect from Customers for Covered Services for which claims are denied or otherwise not paid. That issue is addressed in sections 7.5 and 7.8 of this Agreement.

3.4 Patients who are not Customers. This Agreement does not apply to services rendered to patients who are not Customers at the time the services were rendered. Section 7.6 of this Agreement addresses circumstances in which claims for services rendered to such persons are inadvertently paid by a Payer.

3.5 Health Care. Medical Group acknowledges that this Agreement and Customer Benefit Plans do not dictate the health care provided by Medical Group or Medical Group Professionals, or govern Medical Group’s or Medical Group Professional’s determination of what care to provide its patients, even if those patients are Customers. The decision regarding what care is to be provided remains with Medical Group Professionals and with Customers, and not with United or any Payer.

3.6 Communication with Customers. Nothing in this Agreement is intended to limit Medical Group’s or Medical Group Professional’s right or ability to communicate fully with a Customer regarding the Customer’s health condition and treatment options. Medical Group and Medical Group Professionals are free to discuss all treatment options without regard to whether or not a given option is a Covered Service. Medical Group and Medical Group Professionals are free to discuss with a Customer any financial incentives Medical Group may have under this Agreement, including describing at a general level the payment methodologies contained in this Agreement.

Article IV.

Participation of Medical Group Professionals in United’s Network

4.1 Medical Group Professionals as Participating Providers. Except as described under section 4.2, all Medical Group Professionals will participate in United’s network. Medical Group has the authority to bind, and will bind, all new Medical Group Professionals to the obligations of this Agreement.

4.2 Medical Group Professionals who are not Participating Providers. The following Medical Group Professionals are not participating providers in United’s network:

i) A Medical Group Physician (or a Medical Group Non-Physician Provider, in the event such provider is of a provider type that United credentials) who has been denied participation in United’s credentialing program, whose credentialing application has not been submitted, or whose credentialing application remains pending; or

ii) A Medical Group Professional who has been terminated from participation in United’s network pursuant to section 4.5 of this Agreement.

4.3 Credentialing. Medical Group and Medical Group Physicians will participate in and cooperate with United’s credentialing program. Medical Group Non-Physician Providers will participate in and cooperate with United’s credentialing program to the extent such Medical Group Non-Physician Providers are subject to credentialing by United.

4.4 New Medical Group Professionals. Medical Group will notify United at least 30 days before a physician becomes a Medical Group Physician. In the event that the Medical Group’s agreement with the new Medical Group Physician provides for a starting date that would make it impossible for Medical Group to provide 30 days advance notice to United, then Medical Group will give notice to United within five business days after reaching agreement with the new Medical Group Physician. In either case, the new Medical Group Physician will submit and complete a credentialing application to United within 30 days of the new Medical Group Physician’s agreement to join Medical Group, unless the new Medical Group Physician already has been credentialed by United and is already a participant in United’s network. The requirements of this section 4.4 also apply to new Medical Group Non-Physician Providers who are subject to credentialing by United.

4.5 Termination of a Medical Group Professional from United’s Network. United may terminate a Medical Group Professional’s participation in United’s network, without terminating this Agreement, immediately upon becoming aware of any of the following:

i) material breach of this Agreement that is not cured by Medical Group Professional within 30 days after United provided notice to Medical Group of the breach;

ii) the suspension, revocation, condition, limitation, qualification or other material restriction on a Medical Group Professional’s licenses, certifications and permits by any government agency under which the Medical Group Professional is authorized to provide health care services;

iii) the suspension, revocation, condition, limitation, qualification or other material restriction of a Medical Group Physician’s staff privileges at any licensed hospital, nursing home or other facility at which the Medical Group Physician has staff privileges during the term of this Agreement;

iv) an indictment, arrest or conviction for a felony, or for any criminal charge related to the practice of Medical Group Professional’s profession;

v) a sanction imposed by any governmental agency or authority, including Medicare or Medicaid; or

vi) pursuant to United’s Credentialing Plan.

United will notify Medical Group of the Medical Group Professional’s termination according to the notice provision set forth in section 10.8 of this Agreement.

4.6 Covered Services by Medical Group Professionals who are not Participating Providers. Medical Group will staff its service locations so that Covered Services can appropriately be rendered to Customers by Medical Group Professionals who participate in United’s network. A Medical Group Professional who does not participate in United’s network, pursuant to section 4.2 of this Agreement, will not render Covered Services to a Customer.

In the event Covered Services are rendered by a Medical Group Professional who does not participate in United’s network, Medical Group and the Medical Group Professional will not submit a claim or other request for payment to United or Payer, and will not seek or accept payment from the Customer.

Article V.

Duties of Medical Group

5.1 Provide Covered Services. Medical Group will provide Covered Services to Customers.

5.2 Nondiscrimination. Medical Group will not discriminate against any patient, with regard to quality of service or accessibility of services, on the basis that the patient is a Customer. Medical Group will not require a Customer to pay a “membership fee” or other fee in order to access Medical Group for Covered Services (except for copayments, coinsurance and/or deductibles provided for under Customer’s Benefit Plan) and will not discriminate against any Customer based on the failure to pay such a fee.

5.3 Accessibility. Medical Group will provide or arrange for the provision of advice and assistance to Customers in emergency situations 24 hours a day, seven days a week.

5.4 Cooperation with Protocols. Medical Group will cooperate with and be bound by United’s and Payers’ Protocols. The Protocols include but are not limited to all of the following:

l.	Medical Group will use reasonable commercial efforts to direct Customers only to other providers that participate in United’s network, except as otherwise authorized by United or Payer.

2.	If the Customer’s Benefit Plan requires the Customer to receive certain Covered Services from or upon referral by a primary care physician, all referral physicians must adhere to the following additional protocols when those Covered Services are provided:

a.	Notify Customer’s primary care physician of referrals to other participating or nonparticipating providers.

b.	Covered Services must be provided pursuant to the terms and limitations of the referral notification issued by or on behalf of the Customer’s primary care physician.

c.	If the Medical Group Physician providing the Covered Services is a referral physician, the Medical Group Physician must also notify the Customer’s primary care physician of all admissions in accordance with the required time frames.

3.	Medical Group will provide notification for certain Covered Services, accept and return telephone calls from United staff, and respond to United requests for clinical information, as required by United or Payer as described in the Protocols.

The Protocols will be made available to Medical Group online or upon request. Some or all Protocols also may be disseminated in the form of an administrative manual or guide or in other communications. See Appendix 4 for additional information on the Protocols applicable to Customers enrolled in certain Benefit Plans.

United may change the Protocols from time to time. United will use reasonable commercial efforts to inform Medical Group at least 30 days in advance of any material changes to the Protocols. United may implement changes in the Protocols without Medical Group’s consent if such change is applicable to all or substantially all of the medical groups in United’s network located in the same state as Medical Group and that practice the same specialty as Medical Group. Otherwise, changes to the Protocols proposed by United to be applicable to Medical Group are subject to the terms of section 10.2 of this Agreement that are applicable to amendments.

5.5 Licensure. Medical Group and Medical Group Professionals will maintain, without material restriction, such licensure, registration, and permits as are necessary to enable Medical Group and Medical Group Professionals to lawfully perform this Agreement.

5.6 Liability Insurance. Medical Group will assure that Medical Group and all Medical Group Professionals are covered by liability insurance. Except to the extent coverage is a state mandated placement, the liability coverage must be placed with responsible, financially sound insurance carriers authorized or approved to write coverage in the state in which the Covered Services are provided. The liability insurance shall be, at a minimum, of the types and in the amounts set forth below. Medical malpractice insurance shall be either occurrence or claims made with an extended period reporting option. Prior to the Effective Date of this Agreement and within 10 days of each policy renewal thereafter, Medical Group shall submit to United in writing evidence of insurance coverage.

TYPE OF INSURANCE	MINIMUM LIMITS
Medical malpractice and/or professional liability insurance	Five Hundred Thousand Dollars ($500,000.00) per occurrence and 1 Million Dollars aggregate ($1,000,000.00), if Medical Group insures all Medical Group Professionals in a single policy. This insurance requirement will also be satisfied if the Medical Group insures each Medical Group Professional separately, and the coverage for each Medical Group Professional is at least One Million Dollars ($1,000,000.00) per occurrence and 3 Million Dollars ($3,000,000.00) aggregate.

Commercial general and/or umbrella liability insurance	One Million Dollars ($1,000,000.00) per occurrence and aggregate.

In lieu of purchasing the insurance coverage required in this section, Medical Group may, with the prior written approval of United, self-insure its medical malpractice and/or professional liability, as well as its commercial general liability. Medical Group shall maintain a separate reserve for its self-insurance. If Medical Group will use the self-insurance option described in this paragraph, Medical Group will provide to United, prior to the Effective Date, a statement verified by an independent auditor or actuary that its reserve funding levels and process of funding appears adequate to meet the requirements of this section and fairly represents the financial condition of the fund. Medical Group will provide a similar statement during the term of this Agreement upon United’s request, which will be made no more frequently than annually. Medical Group will assure that its self-insurance fund will comply with applicable laws and regulations.

5.7 Notice. Medical Group will give notice to United within 10 days after any event that causes Medical Group to be out of compliance with section 5.5 or 5.6 of this Agreement, or of any change in Medical Group’s name, ownership, control, or Taxpayer Identification Number. This section does not apply to changes of ownership or control that result in Medical Group being owned or controlled by an entity with which it was already affiliated prior to the change. In addition, Medical Group will give written notice to United within 10 days after it learns of any of the following:

i)	any suspension, revocation, condition, limitation, qualification or other material restriction on a Medical Group Professional’s licenses, certifications and permits by any government agency under which a Medical Group Professional is authorized to provide health care services;

ii)	any suspension, revocation, condition, limitation, qualification or other material restriction of a Medical Group staff privileges at any licensed hospital, nursing home or other facility at which a Medical Group Physician has staff privileges during the term of this Agreement;

iii)	indictment, arrest or conviction of a Medical Group Professional for a felony or for any criminal charge related to the practice of the Medical Group Professional’s profession;

iv)	The departure of any Medical Group Professional from Medical Group; or

v)	any changes to the information contained in Appendix 1.

5.8 Customer consent to release of Medical Record Information. Medical Group will obtain any Customer consent required in order to authorize Medical Group to provide access to requested information or records as contemplated in section 5.9 of this Agreement, including copies of the Medical Group’s medical records relating to the care provided to Customer.

5.9 Maintenance of and Access to Records. Medical Group will maintain adequate medical, financial and administrative records related to Covered Services rendered by Medical Group under this Agreement, including claims records, for at least 6 years following the end of the calendar year during which the Covered Services are provided, unless a longer retention period is required by applicable law. Medical Group will provide access to these records as follows:

i)	to United or its designees, in connection with United’s utilization management/care management, quality assurance and improvement and for claims and other administrative obligations, including reviewing Medical Group’s compliance with the terms and provisions of this Agreement and appropriate billing practice. Medical Group will provide access during ordinary business hours fourteen days after a request is made, except in cases of a United audit involving a fraud investigation or the health and safety of a Customer (in which case, access shall be given within 48 hours after the request) or of an expedited Customer appeal or grievance enable United to reasonably meet the timelines for determining the appeal or grievance); and

ii)	to agencies of the government, in accordance with applicable law, to the extent such access is necessary to comply with regulatory requirements applicable to Medical Group, United, or Payers.

Medical Group will cooperate with United on a timely basis in connection with any such audit including, among other things, in the scheduling of and participation in an audit exit interview within 30 days of United’s request.

Upon invoice from Medical Group, United will pay for copies of records requested by United in cases where United requests the records more than once and the records are requested for some other purpose than claims processing, coverage determinations, or other routine health benefits administration. Payment will be made at a rate of 10 cents per page, not to exceed a total of 25 dollars per record, unless a different rate is specified under state law.

5.10 Access to Data. Medical Group represents that in conducting its operations, it collects and reviews certain quality data relating to care rendered by Medical Group that is reported in a manner which has been validated by a third party as having a clear, evidence-based link to quality or safety (e.g., AHRQ standards) or which has been created by employer coalitions as proxies for quality (e.g., Leapfrog standards).

United recognizes that Medical Group has the sole discretion to select the metrics which it will track from time to time and that Medical Group’s primary goal in so tracking is to advance the quality of patient care. If the information that Medical Group chooses to report on is available in the public domain in a format that includes all data elements required by United, United will obtain quality information directly from the source to whom Medical Group reported. If the Medical Group does not report metrics in the public domain, on a quarterly basis, Medical

Group will share these metrics with United as tracked against a database of all commercial patients (including patients who are not United customers). United may publish this data to entities to which United renders services or seeks to render services, and to Customers.

5.11 Compliance with law. Medical Group will comply with applicable regulatory requirements, including but not limited to those relating to confidentiality of Customer medical information.

5.12 Electronic connectivity. When made available by United, Medical Group will do business with United electronically. Medical Group will use www.unitehealthcareonline.com to check eligibility status, claims status, and submit requests for claims adjustments for Customers enrolled in products supported by www.unitedhealthcareonline.com. Medical Group agrees to use www.unitedhealthcareonline.com for additional functionalities (for instance, notification of admission) after United informs Medical Group that such functionalities have become available for the applicable Customer.

5.13 Employees and subcontractors. Medical Group will assure that its employees, affiliates and any individuals or entities subcontracted by Medical Group to render services in connection with this Agreement adhere to the requirements of this Agreement. The use of employees, affiliates or subcontractors to render services in connection with this Agreement will not limit Medical Group’s obligations and accountability under this Agreement with regard to such services.

For laboratory services, Medical Group will only be reimbursed for services that Medical Group is certified through the Clinical Laboratory Improvement Amendments (CLIA) to perform, and Medical Group must not bill Customers for any laboratory services for which Medical Group lacks CLIA certification.

Article VI.

Duties of United and Payers

6.1 Payment of Claims. As described in further detail in Article VII of this Agreement, Payers will pay Medical Group for rendering Covered Services to Customers.

6.2 Liability Insurance. United will procure and maintain professional and general liability insurance and other insurance, as United reasonably determines may be necessary, to protect United and United’s employees against claims, liabilities, damages or judgments that arise out of services provided by United or United’s employees under this Agreement.

6.3 Licensure. United will maintain, without material restriction, such licensure, registration, and permits as are necessary to enable United to lawfully perform this Agreement.

6.4 Notice. United will give written notice to Medical Group within 10 days after any event that causes United to be out of compliance with section 6.2 or 6.3 of this Agreement, or of any change in United’s name, ownership, control, or Taxpayer Identification Number. This section does not apply to changes of ownership or control that result in United being owned or controlled by an entity with which it was already affiliated prior to the change.

6.5 Compliance with law. United will comply with applicable regulatory requirements, including but not limited to those relating to confidentiality of Customer medical information and those relating to prompt payment of claims to the extent those requirements are applicable.

6.6 Electronic connectivity. United will do business with Medical Group electronically by providing eligibility status, claims status, and accepting requests for claim adjustments, for those products supported online. United will communicate enhancements in online functionality as they become available, as described in Section 5.12, and will make information available as to which products are supported online.

6.7 Employees and subcontractors. United will assure that its employees, affiliates and any individuals or entities subcontracted by United to render services in connection with this Agreement adhere to the requirements of this Agreement. The use of employees, affiliates or subcontractors to render services in connection with this Agreement will not limit United’s obligations and accountability under this Agreement with regard to such services.

Article VII.

Submission, Processing, and Payment of Claims

7.1 Form and content of claims. Medical Group must submit claims for Covered Services in a manner and format prescribed by United, as further described in the Protocols. Unless otherwise directed by United, Medical Group shall submit claims using current CMS 1500 form or its successor for paper claims and HIPAA standard professional or institutional claim formats for electronic claims, as applicable, with applicable coding including, but not limited to, ICD, CPT, Revenue and HCPCS coding. Medical Group will submit claims only for services performed by Medical Group or Medical Group staff. Pass through billing is not payable under this Agreement.

7.2 Electronic riling of claims. Within one year after the Effective Date of this Agreement, Medical Group will use electronic submission for all of its claims under this Agreement that United is able to accept electronically.

7.3 Time to file claims. All information necessary to process a claim must be received by United no more than 90 days from the date that Covered Services are rendered. In the event United requests additional information in order to process the claim, Medical Group will provide such additional information within 90 days of United’s request. If Payer is not the primary payer, and Medical Group is pursuing payment from the primary payer, the 90 days filing limit will begin on the date Medical Group receives the claim response from the primary payer.

7.4 Payment of claims. Payer will pay claims for Covered Services according to the lesser of Medical Group’s Customary Charge or the applicable fee schedule (as further described in Appendix 3 to this Agreement), and in accordance with Payment Policies.

Claims for Covered Services subject to coordination of benefits will paid in accordance with the Customer’s Benefit Plan and applicable law.

The obligation for payment under this Agreement is solely that of Payer, and not that of United unless United is the Payer.

Ordinarily, fee amounts listed in Appendix 3 are based upon primary fee sources. United reserves the right to use gap-fill fee sources where primary fee sources are not available.

United routinely updates its fee schedule in response to additions, deletions, and changes to CPT codes by the American Medical Association, price changes for immunizations and injectable medications, and in response to similar changes (additions and revisions) to other service coding and reporting conventions that are widely used in the health care industry, such as those maintained by the Centers for Medicaid and Medicare Services (for example HCPCS, etc.).

Ordinarily, United’s fee schedule is updated using similar methodologies for similar services. United will not generally attempt to communicate routine maintenance of this nature and will generally implement updates within 90 days from the date of publication.

United will give Medical Group 90 days written or electronic notice of non-routine fee schedule changes which will substantially alter the overall methodology or reimbursement level of the fee schedule. In the event such changes will reduce Medical Groups overall reimbursement under this Agreement, Medical Group may terminate this Agreement by giving 60 days written notice to United, provided that the notice is given by Medical Group within 30 days after the notice of the fee schedule change.

United will make its Payment Policies available to Medical Group online or upon request. United may change its Payment Policies from time to time.

7.5 Denial of Claims for Not Following Protocols, Not Filing Timely, or Lack of Medical Necessity. Payment may be denied in whole or in part if Medical Group does not comply with a Protocol or does not file a timely claim under section 7.3 of this Agreement. Payment may also be denied for services provided that are determined by United to be medically unnecessary, and Medical Group may not bill the Customer for such services unless the

Customer has, with knowledge of United’s determination of a lack of medical necessity, agreed in writing to be responsible for payment of those charges.

In the event that payment of a claim is denied for lack of notification or for untimely filing, the denial will be reversed if Medical Group appeals within 12 months after the date of denial and can show all of the following:

i)	that, at the time the Protocols required notification or at the time the claim was due, Medical Group did not know and was unable to reasonably determine that the patient was a Customer,

ii)	that Medical Group took reasonable steps to learn that the patient was a Customer, and

iii)	that Medical Group promptly provided notification, or filed the claim, after learning that the patient was a Customer.

7.6 Retroactive Correction of Information Regarding Whether Patient Is a Customer. Prior to rendering services, Medical Group will ask the patient to present his or her Customer identification card. In addition, Medical Group may contact United to obtain the most current information on the patient as a Customer.

However, Medical Group acknowledges that such information provided by United is subject to change retroactively, under the following circumstances: (1) if United has not yet received information that an individual is no longer a Customer; (2) if the individual’s Benefit Plan is terminated retroactively for any reason including, but not limited to, non-payment of premium; (3) as a result of the Customer’s final decision regarding continuation of coverage pursuant to state and federal laws; or (4) if eligibility information United receives is later proven to be false.

If Medical Group provides health care services to an individual, and it is determined that the individual was not a Customer at the time the health care services were provided, those services shall not be eligible for payment under this Agreement and any claims payments made with regard to such services may be recovered as overpayments under the process described in section 7.10 of this Agreement. Medical Group may then directly bill the individual, or other responsible party, for such services.

7.7 Payment under this Agreement is Payment in Full. Payment as provided under section 7.4 of this Agreement, together with any co-payment, deductible or coinsurance for which the Customer is responsible under the Benefit Plan, is payment in full for a Covered Service. Medical Group will not seek to recover, and will not accept any payment from Customer, United, Payer or anyone acting in their behalf, in excess of payment in full as provided in this section 7.7, regardless of whether such amount is less than Medical Group’s billed charge or Customary Charge.

7.8 Customer “Hold Harmless.” Medical Group will not bill or collect payment from the Customer, or seek to impose a lien, for the difference between the amount paid under this Agreement and Medical Group’s billed charge or Customary Charge, or for any amounts denied or not paid under this Agreement due to:

i)	Medical Group’s failure to comply with the Protocols,

ii)	Medical Group’s failure to file a timely claim,

iii)	Payer’s Payment Policies,

iv)	inaccurate or incorrect claim processing,

v)	insolvency or other failure by Payer to maintain its obligation to fund claims payments, if Payer is United, or is an entity required by applicable law to assure that its Customers not be billed in such circumstances, or

vi)	a denial based on medical necessity or prior authorization, except as permitted under section 7.5.

This obligation to refrain from billing Customers applies even in those cases in which Medical Group believes that United or Payer has made an incorrect determination. In such cases, Medical Group may pursue remedies under this Agreement against United or Payer, as applicable, but must still hold the Customer harmless.

In the event of a default by a Payer other than those Payers covered by the above clause v), Medical Group may seek payment directly from the Payer or from Customers covered by that Payer. However, Medical Group may do so only if it first inquires in writing to United as to whether the Payer has defaulted and, in the event that United confirms that Payer has defaulted (which confirmation will not be unreasonably withheld), Medical Group then gives United 15 days prior written notice of Medical Group’s intent to seek payment from Payer or Customers. For purposes of this paragraph, a default is a systematic failure by a Payer to fund claims payments related to Customers covered through that Payer; a default does not occur in the case of a dispute as to whether certain claims should be paid or the amounts that should be paid for certain claims.

This section 7.8 and section 7.7 will survive the termination of this Agreement, with regard to Covered Services rendered prior to when the termination takes effect.

7.9 Consequences for Failure to Adhere to Customer Protection Requirements. If Medical Group collects payment from, brings a collection action against, or asserts a lien against a Customer for Covered Services rendered (other than for the applicable copayment, deductible or coinsurance), contrary to section 7.7 or 7.8 of this Agreement, Medical Group shall be in breach of this Agreement. This section 7.9 will apply regardless of whether Customer or anyone purporting to act on Customer’s behalf has executed a waiver or other document of any kind purporting to allow Medical Group to collect such payment from Customer.

In the event of such a breach, Payer may deduct, from any amounts otherwise due Medical Group, the amount wrongfully collected from Customers, and may also deduct an amount equal to any costs or expenses incurred by the Customer, United or Payer in defending the Customer from such action and otherwise enforcing sections 7.7 through 7.9 of this Agreement. Any amounts deducted by Payer in accordance with this provision shall be used to reimburse the Customer and to satisfy any costs incurred. The remedy contained in this paragraph does not preclude United from invoking any other remedy for breach that may be available under this Agreement.

7.10 Correction of overpayments or underpayments of claims. In the event that either Party believes that a claim has not been paid correctly, or that funds were paid beyond or outside of what is provided for under this Agreement, either party may seek correction of the payment except that Medical Group may not seek correction of a payment more than 12 months after it was made.

Medical Group will repay overpayments within 30 days of notice of the overpayment. Medical Group will promptly report any credit balance that it maintains with regard to any claim overpayment under this Agreement, and will return such overpayment to United within 30 days after posting it as a credit balance.

Medical Group agrees that recovery of overpayments may be accomplished by offsets against future payments.

7.11 Claims Payment Issues Arising from Departure of Medical Group Professionals from Medical Group. In the event a Medical Group Professional departs from Medical Group and uncertainty arises as to whether Medical Group or some other entity is entitled to receive payment for certain services rendered by such former Medical Group Professional, the parties will cooperate with each other in good faith in an attempt to resolve the situation appropriately.

In the event that Medical Group’s failure to give timely notice under section 5.7 (iv) of this Agreement resulted in claims payments being made incorrectly to Medical Group, Medical Group shall promptly call the situation to United’s attention and return such payments to United. In the event Medical Group fails to do so, United may hold Medical Group liable for any attorneys fees, costs, or administrative expenses incurred by United as a result.

In the event that both Medical Group and some other entity assert a right to payment for the same service rendered by the former Medical Group Professional, United may refrain from paying either entity until the payment obligation is clarified. Provided that United act in good faith, Medical Group will waive any right to receive interest or penalties Linder any applicable law relating to the prompt payment of claims.

Article VIII.

Dispute Resolution

The parties will work together in good faith to resolve any and all disputes between them (hereinafter referred to as “Disputes”) including but not limited to all questions of arbitrability, the existence, validity, scope or termination of the Agreement or any term thereof.

If the parties are unable to resolve any such Dispute within 60 days following the date one party sent written notice of the Dispute to the other party, and if either party wishes to pursue the Dispute, it shall thereafter be submitted to binding arbitration in accordance with the Commercial Dispute Procedures of the American Arbitration Association, as they may be amended from time to time (see ). Unless otherwise agreed to in writing by the parties, the party wishing to pursue the Dispute must initiate the arbitration within one year after the date on which notice of the Dispute was given or shall be deemed to have waived its right to pursue the dispute in any forum.

Any arbitration proceeding under this Agreement shall be conducted in Travis County, TX. The arbitrator(s) may construe or interpret but shall not vary or ignore the terms of this Agreement and shall be bound by controlling law. The arbitrator(s) shall have no authority to award punitive, exemplary, indirect or special damages, except in connection with a statutory claim that explicitly provides for such relief.

The parties expressly intend that any dispute relating to the business relationship between them be resolved on an individual basis so that no other dispute with any third party(ies) may be consolidated or joined with our dispute. The parties agree that any arbitration ruling by an arbitrator allowing class action arbitration or requiring consolidated arbitration involving any third party(ies) would be contrary to their intent and would require immediate judicial review of such ruling.

If the Dispute pertains to a matter which is generally administered by certain United procedures, such as a credentialing or quality improvement plan, the policies and procedures set forth in that plan must be fully exhausted by Medical Group before Medical Group may invoke any right to arbitration under this Article VIII.

The decision of the arbitrator(s) on the points in dispute will be binding, and judgment on the award may be entered in any court having jurisdiction thereof. The parties acknowledge that because this Agreement affects interstate commerce the Federal Arbitration Act applies.

In the event that any portion of this Article or any part of this Agreement is deemed to be unlawful, invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not serve to invalidate any other part of this Article or Agreement. In the event any court determines that this arbitration procedure is not binding or otherwise allows litigation involving a Dispute to proceed, the parties hereby waive any and all right to trial by jury in, or with respect to, such litigation. Such litigation would instead proceed with the judge as the finder of fact.

In the event a party wishes to terminate this Agreement based on an assertion of uncured material breach, and the other party disputes whether grounds for such a termination exist, the matter will be resolved through arbitration under this Article VIII. While such arbitration remains pending, the termination for breach will not take effect.

This Article VIII governs any dispute between the parties arising before or after execution of this Agreement and shall survive any termination of the Agreement.

Article IX.

Term and Termination

9.1 Term. This Agreement shall take effect on the Effective Date. This Agreement shall have an initial term of one year and renew automatically for renewal terms of one year, until terminated pursuant to section 9.2.

9.2 Termination. This Agreement may be terminated under any of the following circumstances:

i)	by mutual written agreement of the parties,

ii)	by either party, upon at least 90 days prior written notice, effective at the end of the initial term or effective at the end of any renewal term;

iii)	by either party upon 60 days written notice in the event of a material breach of this Agreement by the other party, except that such a termination will not take effect if the breach is cured within 60 days after notice of the termination; moreover, such termination may be deferred as further described in Article VIII of this Agreement;

iv)	by either party upon 10 days written notice in the event the other party loses licensure or other governmental authorization necessary to perform this Agreement, or fails to have insurance as required under section 5.6 or section 6.2 of this Agreement; or

v)	by Medical Group, as described in section 7.4 of this Agreement in the event of a non-routine fee schedule change.

9.3 Ongoing Services to Certain Customers After Termination Takes Effect. In the event a Customer is receiving any of the Covered Services listed below, as of the date the termination takes effect, Medical Group will continue to render those Covered Services to that Customer and this Agreement will continue to apply to those Covered Services, after the termination takes effect, for the length of time indicated below:

Inpatient Covered Services	30 days or until discharge, whichever comes first

Pregnancy, Third Trimester - Low Risk	Through postpartum follow up visit

Pregnancy, First, Second or Third Trimester - Moderate Risk and High Risk	Through postpartum follow up visit

Non-surgical Cancer Treatment	30 days or a complete cycle of radiation or chemotherapy, whichever is greater

End Stage Kidney Disease and Dialysis	30 days

Symptomatic AIDS undergoing active treatment	30 days

Circumstances where Payer is required by applicable law to provide transition coverage of services rendered by Medical Group after Medical Group leaves the provider network accessed by Payer.	As applicable

Article X.

Miscellaneous Provisions

10.1 Entire Agreement. This Agreement is the entire agreement between the parties with regard to the subject matter herein, and supersedes any prior written or unwritten agreements between the parties or their affiliates with regard to the same subject matter.

10.2 Amendment. This Agreement may only be amended in a writing signed by both parties, except as provided in section 7.4 and subject to Medical Group’s termination rights described in section 9.2(v). Additionally, this Agreement may be unilaterally amended by United upon written notice to Medical Group in order to comply with applicable regulatory requirements. United will provide at least 30 days notice of any such regulatory amendment, unless a shorter notice is necessary in order to accomplish compliance.

10.3 Nonwaiver. The waiver by either party of any breach of any provision of this Agreement shall not operate as a waiver of any subsequent breach of the same or any other provision.

10.4 Assignment. This Agreement may not be assigned by either party without the written consent of the other party, except that this Agreement may be assigned by United to any of United’s Affiliates.

This Agreement may be assigned by Medical Group to an entity affiliated with Medical Group common ownership, upon 30 days written notice to United. However no such assignment is permitted without United’s prior written consent if the impact of the assignment would be to cause additional locations to become subject to this Agreement without United’s consent; circumstances in which additional locations would be made subject to this Agreement are governed by section 3.1 of this Agreement rather than by this section 10.4.

10.5 Relationship of the Parties. The sole relationship between the parties to this Agreement is that of independent contractors. This Agreement does not create a joint venture, partnership, agency, employment or other relationship between the parties.

10.6 No Third-Party Beneficiaries. United and Medical Group are the only entities with rights and remedies under the Agreement.

10.7 Delegation. United may delegate (but not assign) certain of its administrative duties under this Agreement to one or more other entities. No such delegation will relieve United of its obligations under this Agreement.

10.8 Notice. Any notice required to be given under this Agreement shall be in writing, except in cases in which this Agreement specifically permits electronic notice, or as otherwise permitted or required in the Protocols. All written or electronic notices shall be deemed to have been given when delivered in person, by electronic communication, by facsimile or, if delivered by first-class United States mail, on the date mailed, proper postage prepaid and properly addressed to the appropriate party at the address set forth on the signature portion of this Agreement or to another more recent address of which the sending party has received written notice. Notwithstanding the previous sentence, all notices of termination of this Agreement by either party must be sent by certified mail, return receipt requested. Each party shall provide the other with proper addresses, facsimile numbers and electronic mail addresses of all designees that should receive certain notices or communication instead of that party.

10.9 Confidentiality. Neither party will disclose to a Customer, other health care providers, or other third parties any of the following information (except as required by an agency of the government):

i)	any proprietary business information, not available to the general public, obtained by the party from the other party;

ii)	the specific reimbursement amounts provided for under this Agreement, except for purposes of administration of benefits.

At least 48 hours before either party issues a press release, advertisement, or other media statement about the business relationship between the parties, that party will give the other party a copy of the material the party intends to issue.

10.10 Governing Law. This Agreement will governed by and construed in accordance with the laws of the state in which Medical Group renders Covered Services, and any other applicable law.

10.11 Regulatory Appendices. One or more regulatory appendix may be attached to this Agreement, setting forth additional provisions included in this Agreement in order to satisfy regulatory requirements under applicable law. These regulatory appendices, and any attachments to them, are expressly incorporated into this Agreement and are binding on the parties to this Agreement. the event of any inconsistent or contrary language between a regulatory appendix and any other part of this Agreement, including but not limited to appendices, amendments and exhibits, the provisions of the regulatory appendix will control, to the extent it is applicable.

10.12 Severability. Any provision of this Agreement that is unlawful, invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining provisions of this Agreement or the lawfulness validity or enforceability of the offending provision in any other situation or jurisdiction.

10.13 Survival. Sections 5.9, 7.7, 7.8, Article VIII and sections 9.3 and 10.9 (for the last paragraph) of this Agreement will survive the termination of this Agreement.

THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION THAT MAY BE ENFORCED BY THE PARTIES.

WhiteGlove House Call Health, Inc.

Signature	Street

Print Name	City:	Austin

Title	State	TX , Zip Code 78746

D/B/A	Phone

Date	Email

United HealthCare Insurance Company, on behalf of itself, United HealthCare of Texas, Inc., PacifiCare of Texas, Inc., Evercare of Texas, LLC, and its other affiliates, as signed by its authorized representative:

Signature	Signature

Print Name	Print Name

Title	Title

Date	Date

Address to be used for giving notice to United under the Agreement

Street
City	State Zip

Month and year in which Agreement is first effective

THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION THAT MAY BE ENFORCED BY THE PARTIES.

WhiteGlove House Call Health, Inc.

Signature	Street

Print Name	City:	Austin

Title	State	TX , Zip Code 78746

D/B/A	Phone

Date	Email

United HealthCare Insurance Company, on behalf of itself, United HealthCare of Texas, Inc., PacifiCare of Texas, Inc., Evercare of Texas, LLC, and its other affiliates, as signed by its authorized representative:

Signature	Signature

Print Name	Print Name

Title	Title

Date	Date

Address to be used for giving notice to United under the Agreement

Street
City	State Zip

Month and year in which Agreement is first effective

Attachments

    X     Appendix 1: Medical Group Practice Locations

    X     Appendix 2: Benefit Plan Descriptions

    X     Appendix 3: Fee Schedule Sample

    X     Appendix 4: PacifiCare Protocols

    X     State Regulatory Requirements Appendix (list all states as applicable)

Texas

           Medicare Advantage Regulatory Requirements Appendix

           Medicaid Regulatory Requirements Appendix

    X     Other All Payer Appendix

Appendix 1

Medical Group Practice Locations

Medical Group attests that this Appendix identifies all services and locations covered under this Agreement.

IMPORTANT NOTE: Medical Group acknowledges its obligation under Section 5.7 to promptly report any change in Medical Group’s name or Taxpayer Identification Number. Failure to do so may result in denial of claims or incorrect payment.

BILLING ADDRESS

Practice Name: WhiteGlove House Call Health, Inc.

Street Address: 5300 Bee Caves Rd., Bldg-1, Suite 100

City: Austin State: Texas Zip: 78746

Tax ID Number (TIN): 20-8913858

National Provider ID (NPI): 1609041003

PRACTICE LOCATIONS (complete one for each service location)

Clinic Name	Clinic Name	Clinic Name

Street Address	Street Address	Street Address
5300 Bee Caves Rd, Bldg 1, Ste 100
City	City	City
Austin
State and Zip Code	State and Zip Code	State and Zip Code
TX 78746
Phone Number	Phone Number	Phone Number
512-329-8081
TIN (if different from above)	TIN (if different from above)	TIN (if different from above)

National Provider ID (NPI)	National Provider ID (NPI)	National Provider ID (NPI)

Clinic Name	Clinic Name	Clinic Name

Street Address	Street Address	Street Address

City	City	City

State and Zip Code	State and Zip Code	State and Zip Code

Phone Number	Phone Number	Phone Number

TIN (if different from above)	TIN (if different from above)	TIN (if different from above)

National Provider ID (NPI)	National Provider ID (NPI)	National Provider ID (NPI)

Appendix 2

Benefit Plan Descriptions

Medical Group will participate in the network of physicians and other health care professionals and providers established by United (“Participating Providers”) for the Benefit Plan types described below:

•	Benefit Plans where Customers are offered a network of Participating Providers and must select a Primary Physician. Such Benefit Plans may or may not include an out-of-network benefit.

•	Benefit Plans where Customers are offered a network of Participating Providers but are not required to select a primary physician. Such Benefit Plans may or may not include an out-of-network benefit.

•	Benefit Plans where Customers are not offered a network of Participating Providers from which they may receive Covered Services.

Notwithstanding the above, this Agreement does not apply to the following:

•	Capitation arrangements are when all of the following apply:

(i)	Medical Group (directly or through an IPA or other provider organization in which Medical Group is a participant) is part of a network for a United Affiliate; and

(ii)	As part of that network, Medical Group arranges directly with the United Affiliate, or an IPA or another medical group or an other provider organization, for certain designated services to be provided to members who are assigned to Medical Group or to the IPA or the other medical group or other provider organization (as the case may be) and who are covered by that United Affiliate’s Benefit Plans, and under which either:

(a)	Medical Group is capitated or otherwise has financial responsibility; or

(b)	Medical Group is paid on a fee-for-service basis directly by the IPA or by the other medical group or other provider organization which has financial responsibility for the service, at a rate agreed upon by Medical Group with that IPA or other medical group or other provider organization; and

(iii)	Medical Group provides those designated services to one of those assigned members.

In such cases, the obligation for payment will be solely that of the medical group, IPA or other provider organization that has financial responsibility for the service, and not that of United or the United Affiliate.

It is not a capitation arrangement when:

(1)	Another medical group or an IPA or other provider organization is not affiliated with Medical Group, and is capitated by a United Affiliate for designated Covered Services rendered to assigned Customers covered by a Benefit Plan issued by that United Affiliate; and

(2)	Medical Group provides those designated Covered Services to one of those assigned Customers, without having a contract or other arrangement with the other medical group or the IPA or other provider organization for the terms under which those designated Covered Services are provided.

In such cases, this Agreement will apply and the medical group or IPA or other provider organization that has responsibility for the Covered Service will be considered the Payer.

Note: Although the above capitation arrangements are excluded from this Agreement, there can be a separate agreement providing for Medical Group’s participation in a network for such capitation arrangements.

•

Medicare Benefit Plans that (A) are sponsored, issued or administered by any Payer and (B) replace, either partially or in its entirety, the original Medicare coverage (Medicare Part A and Medicare Part B) issued to beneficiaries by the Centers for Medicare and Medicaid Services (“CMS”). Note: Although Medicare Benefit Plans, as described above, are excluded from this Agreement, there can be a separate agreement between Carrier and Medical Group or Medical Group’s affiliates providing for Medical Group’s participation in a network for certain of those Medicare Benefit Plans.

•

Benefit Plans for Medicaid Customers. Note: Although Medicaid Benefit Plans are excluded from this Agreement, there can be a separate agreement between the parties or between United Affiliates and the affiliates of Medical Group or other entity authorized to contract on behalf of Medical Group (such as an IPA agreement) providing for Medical Group’s participation in a network for those Benefit Plans.

•

Medicaid Benefit Plans marketed under the name UnitedHealthcare - Texas Star, as indicated by a reference to UnitedHealthcare - Texas Star on the face of the valid identification card of any Customer eligible and enrolled in such a Benefit Plan. Note: Although Medicaid UnitedHealthcare - Texas Star Benefit Plans are excluded from this Agreement, there can be a separate agreement between United or between United’s and Facility’s affiliates or other entity authorized to contract on behalf of Facility (such as an IPA agreement) providing for Facility participation in a network for those Benefit Plans.

•	Medicare Advantage Private Fee-For-Service plans.

•	Benefit Plans for Medicare Select

•	Benefit Plans for workers’ compensation benefit programs.

Appendix 3

Fee Schedule Sample: Options PPO

Representative Options PPO Fee Schedule Sample for: 81349/81350

The provisions of this fee schedule apply to Covered Services by Medical Group to Customers covered by Benefit Plans marketed under the name “Options PPO” and Benefit Plans where Customers are not offered a network of participating physicians and other health care professionals from which they may receive Covered Services. This fee schedule does not apply to Covered Services rendered by Medical Group to Customers covered by Benefit Plans sponsored, issued or administered by a subsidiary of either PacifiCare Health Plan Administrators, Inc. or PacifiCare Health Systems, LLC.

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the Customer is responsible to pay under the Customer’s Benefit Plan will be subtracted from the listed amount in determining the amount to be paid by the Payer. The actual payment amount is also subject to matters described in this Agreement, such as the Payment Policies. This information is subject to the confidentiality provisions of this Agreement.

Appendix 3

Fee Schedule Sample: Products other than Options PPO

Representative All-Payer Fee Schedule Sample(s) for: 81349/81350

Unless another fee schedule to this Agreement applies specifically to a particular Benefit Plan as it covers a particular Customer, the provisions of this fee schedule apply to Covered Services rendered by Medical Group to Customers covered by Benefit Plans sponsored, issued or administered by all Payers.

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the Customer is responsible to pay under the Customer’s Benefit Plan will be subtracted from the listed amount in determining the amount to be paid by the Payer. The actual payment amount is also subject to matters described in this Agreement, such as the Payment Policies. This information is subject to the confidentiality provisions of this Agreement.

Appendix 4

PacifiCare Protocols

For Customers enrolled in Benefit Plans issued or administered by a subsidiary of either PacifiCare Health Plan Administrators Inc. or PacifiCare Health Systems, LLC (“PacifiCare Customers”), Medical Group will be subject to the Protocols described in or made available through the PacifiCare Provider Policy and Procedure Manual (“PacifiCare Manual”). When this Agreement refers to the Administrative Manual or Guide, it is also referring to the PacifiCare Manual. The PacifiCare Manual will be made available to Medical Group on line or upon request. In the event of any conflict between this Agreement or the “UnitedHealthcare Physician, Health Care Professional, Facility and Ancillary Provider Administrative Guide” or other UnitedHealthcare administrative protocols, and the PacifiCare Manual, in connection with any matter pertaining to a PacifiCare Customer, the PacifiCare Manual will govern, unless applicable statutes and regulations dictate otherwise. United may make changes to the Administrative Manual or Guide or PacifiCare Manual or other administrative protocols upon 30 days’ electronic or written notice to Medical Group.

For reference purposes, the following fee schedules will be used to pay claims under this agreement:

PRODUCTS:	FEE SCHEDULES:	PROVIDER DESCRIPTION

Commercial - Options PPO	* See All Payer Appendix	Austin/San Antonio Market Service Delivery Area

Commercial - All Other	* See All Payer Appendix	Austin/San Antonio Market Service Delivery Area

All Payer Appendix

Provider Participation Agreement

APPLICABILITY

Unless another appendix to this Agreement applies specifically to a particular Benefit Plan as it covers a particular Customer, the provisions of this Appendix apply to Covered Services rendered by Provider to Customers covered by Benefit Plans sponsored, issued or administered by all Payers.

The terms and conditions of this Appendix, including but not limited to the contracted rates for reimbursement set forth herein, will remain in effect for the initial term of the Agreement and for all subsequent renewals.

SECTION 1

Definitions

Covered Service: A health care service or product for which a Customer is entitled to receive coverage from a Payer, pursuant to the terms of the Customer’s Benefit Plan with that Payer.

Customary Charge: The fee for health care services charged by Ancillary Provider that does not exceed the fee Ancillary Provider would ordinarily charge another person regardless of whether the person is a Customer.

Customer Expenses: Copayments, deductibles or coinsurance that are the financial responsibility of the Customer according to the Customer’s Benefit Plan.

Encounter Rate: The payment made to Medical Group for Covered Services rendered to a Customer during an encounter. Unless otherwise specified in this Appendix, such payment shall be considered payment in full, less any applicable Customer Expenses, for all Covered Services rendered to the Customer by the Medical Group. Payor shall pay Medical Group for covered Health Services rendered to Customers the lesser of (1) Medical Group’s Customary Charge, less any applicable Member Expense or (2) the applicable Case Rate less any applicable Member Expense.

SECTION 2

Payment

For Covered Services rendered by Provider to a Customer, Provider shall be paid by Payer the lesser of (1) Provider’s Customary Charges, less an applicable Customer Expenses, or (2) the contract rate set forth in Section 2 of this Appendix, less any applicable Customer Expenses. Payment under this Appendix is subject to the requirements set forth in the Agreement regarding timely submission of a complete claim and compliance with applicable Protocols.

Covered Services	PAYMENT METHOD	RATE
All Covered Services*	Encounter Rate*	[****]

*	The Encounter Rate Payment includes payment in full for all services and supplies billed during an entire patient encounter.

The Encounter Rate will be paid, less any applicable Customer Expenses, for all Covered Services rendered to the Customer by the Medical Group, only once every six months from the initial date of service to the Customer, or first date of service after a six month period has expired, whichever is later. All other services to be billed to $.01.

SECTION 3

Miscellaneous Provisions

The rates established by the Agreement are all-inclusive and represent the entire payment for all Covered Services to the Customer. No additional payments shall be made for any services or items covered under the Customer’s Benefit Plan and billed for separately by Provider.

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Commercial All Others

Market Standard Specifications

Austin Market(s)

Specifications as of: 07/01/2009

Report Date: 06/22/2009*

AUSTN 81349

Market	Mkt Std ID	CMS carrier locality	Site of Service	Linked Schedule ID

Austin	AUSTN 81349	0000000	NonFac	AUSTN 81350

Type Of Service	Primary Fee Source	Pricing Level
EVALUATION & MANAGEMENT	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
EVALUATION & MANAGEMENT - NEONATAL	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
EVALUATION & MANAGEMENT - PREVENTIVE	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - INTEGUMENTARY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - MUSCULOSKELETAL	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - RESPIRATORY	2008 CMS RBRVS (0800000) - Jan 2008 Conv Fctr	[****]
SURGERY - CARDIOVASCULAR	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - HEMIC & LYMPHATIC	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - MEDIASTINUM & DIAPHRAGM	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - DIGESTIVE	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - URINARY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - MALE GENITAL	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - FEMALE GENITAL	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - MATERNITY & DELIVERY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - ENDOCRINE	2008 CMS RBRVS (0000000) - Jan 2003 Conv Fctr	[****]
SURGERY - NERVOUS	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - EYE & OCULAR ADNEXA	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - AUDITORY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - BONE DENSITY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - CT	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - MAMMOGRAPHY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - MRI	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - MRA	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - NUCLEAR MEDICINE	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - PET SCANS	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIATION THERAPY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - ULTRASOUND	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
LAB - PATHOLOGY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
OFFICE LAB	2008 CMS Clinical Lab Schedule - National Limit	[****]
CLINICAL LABORATORY	2008 CMS Clinical Lab Schedule - National Limit	[****]
MEDICINE - OPHTHALMOLOGY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - CARDIOVASCULAR	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - ALLERGY & CLINICAL IMMUNOLOGY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - CHIROPRACTIC MANIPULATIVE TREATMENT	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - PHYSICAL MED AND REHAB - MODALITIES	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - PHYSICAL MED AND REHAB - THERAPIES & OTHER	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - OTHER	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - IMMUNIZATION ADMINISTRATION	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - CHEMO ADMIN	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
OBSTETRICS - GLOBAL	2008 CMS RBRVS (0000000)- Jan 2008 Conv Fctr	[****]
IMMUNIZATIONS	Redbook J Code-CPT Code AWP	[****]
INJECTABLES/OTHER DRUGS	CMS Drug Pricing	[****]
INJECTABLES - ONCOLOGY/ THERAPEUTIC CHEMO DRUGS	CMS Drug Pricing	[****]
INJECTABLES - IVIG	CMS Drug Pricing	[****]
INJECTABLES - SALINE & DEXTROSE SOLUTIONS	CMS Drug Pricing	[****]
DME & SUPPLIES	2008 CMS DME Floor	[****]
DME & SUPPLIES - RESPIRATORY	2008 CMS DME Floor	[****]
DME & SUPPLIES - ORTHOTICS	2008 CMS DME Floor	[****]
DME & SUPPLIES - PROSTHETICS	2008 CMS DME Floor	[****]
AMBULANCE	2008 CMS Ambulance Schedule - Urban (0000000)	[****]

Hard Codes

[****]

[****]

[****]

[****]

[****]

[****]

Schedule Type: FFS

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the customer is responsible to pay under the customers benefit contract will be subtracted from the listed amount in determining the amount to be paid by the payer. The actual payment amount is also subject to matters described in this agreement, such as the payment policies. Please remember that this information is subject to the confidentiality provisions of this agreement.

Note: Maintenance to this fee schedule occurs routinely and may still occur after the report date for the fee amounts selected.

Confidential and Proprietary    Not for Distribution to Third Parties

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Commercial All Others

Representative Fee Schedule Sample for Family Practice: AUSTN 81349

Fee amounts as of: 07/01/2009

Report Date: 06/22/2009*

Site of Service - Linked Schedule ID: AUSTN 81350

CPT	Mod	CPT Description	Type of Service	Place of Service	Fee

17000	00	DSTRJ ALL PRML O	SURGERY - INTEGUMENTARY	NonFee	[****]
20610	00	ARTHROCENTESIS A	SURGERY - MUSCULOSKELETAL	NonFee	[****]
36415	00	COLLECTION OF VE	CLINICAL LABORATORY	NonFee	[****]
59400	00	ROUTINE OB CARE	OBSTETRICS - GLOBAL	NonFee	[****]
69210	00	RMVL IMPACTED CE	SURGERY - AUDITORY	NonFee	[****]
71020	00	RADEX CH 2 VIEWS	RADIOLOGY	NonFee	[****]
71020	26	RADEX CH 2 VIEWS	RADIOLOGY	NonFee	[****]
71020	TC	RADEX CH 2 VIEWS	RADIOLOGY	NonFee	[****]
80050	TC	GENERAL HEALTH P	CLINICAL LABORATORY	NonFee	[****]
80061	00	LIPID PANEL	CLINICAL LABORATORY	NonFee	[****]
84443	00	THYROID STIMULAT	CLINICAL LABORATORY	NonFee	[****]
85025	00	BLD COUNT: CMPL	CLINICAL LABORATORY	NonFee	[****]
87880	00	IAADADOO STREPT	OFFICE LAB	NonFee	[****]
90471	00	IMMUNIZATION ADM	MEDICINE - IMMUNIZATION ADMINISTRATION	NonFee	[****]
90658	00	INFLUENZA VACCIN	IMMUNIZATIONS	NonFee	[****]
90669	00	PNEUMOCOCCAL CON	IMMUNIZATIONS	NonFee	[****]
93000	00	ECG-ROUTINE 12 L	MEDICINE - OTHER	NonFee	[****]
93307	00	TTHRC R-T IMG 2D	MEDICINE - CARDIOVASCULAR	NonFee	[****]
93307	26	TTHRC R-T IMG 2D	MEDICINE - CARDIOVASCULAR	NonFee	[****]
93307	TC	TTHRC R-T IMG 2D	MEDICINE - CARDIOVASCULAR	NonFee	[****]
97110	00	THERAP 1/>AREAS	MEDICINE-PHYSICAL MED AND REHAB-THERAPIES&OTHER	NonFee	[****]
97140	00	MNL TX TECH I/MO	MEDICINE-PHYSICAL MED AND REHAB-THERAPIES&OTHER	NonFee	[****]
99202	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFee	[****]
99203	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFee	[****]
99204	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFee	[****]
99205	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFee	[****]
99211	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFee	[****]
99212	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFee	[****]
99213	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFee	[****]
99214	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFee	[****]
99215	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFee	[****]
99222	00	INT HOSP-DAY EA	EVALUATION & MANAGEMENT	NonFee	[****]
99223	00	INT HOSP-DAY EA	EVALUATION & MANAGEMENT	NonFee	[****]
99232	00	SUBSQT HSP-DAY E	EVALUATION & MANAGEMENT	NonFee	[****]
99233	00	SUBSQT HSP-DAY E	EVALUATION & MANAGEMENT	NonFee	[****]
99238	00	HOSPITAL D/C DAY	EVALUATION & MANAGEMENT	NonFee	[****]
99243	00	OFFICE CNSLT NEW	EVALUATION & MANAGEMENT	NonFee	[****]
99244	00	OFC CNSLT NEW/ES	EVALUATION & MANAGEMENT	NonFee	[****]
99283	00	EMERG DEPT VISIT	EVALUATION & MANAGEMENT	NonFee	[****]
99284	00	ER VISIT E&M HIG	EVALUATION & MANAGEMENT	NonFee	[****]
99285	00	ER VISIT E&M HIG	EVALUATION & MANAGEMENT	NonFee	[****]
99385	00	1ST PREVENTIVE M	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99386	00	1ST PREVENTIVE M	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99391	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99392	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99393	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99394	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99395	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99396	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
JO696	00	INJECTION CEFTRI	INJECTABLES/OTHER DRUGS	NonFee	[****]

Last Routine Maintenance Update: 07-01-2009

[****]

[****]

[****]

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the customer is responsible to pay under the customers benefit contract will be subtracted from the listed amount in determining the amount to be paid by the payer. The actual payment amount is also subject to matters described in this agreement, such as the payment policies. Please remember that this information is subject to the confidentiality provisions of this agreement.

Note: Maintenance to this fee schedule occurs routinely and may still occur after the report date for the fee amounts selected.

Confidential and Proprietary    Not for Distribution to Third Parties

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Commercial All Others

Market Standard Specifications

Austin Market(s)

Specifications as of: 07/01/2009

Report Date: 06/22/2009*

AUSTN 81350

Market	Mkt Std ID	CMS carrier locality	Site of Service	Linked Schedule ID

Austin	AUSTN 81350	0000000	Fac	AUSTN 81349

Type Of Service	Primary Fee Source	Pricing Level
EVALUATION & MANAGEMENT	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
EVALUATION & MANAGEMENT - NEONATAL	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
EVALUATION & MANAGEMENT - PREVENTIVE	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - INTEGUMENTARY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - MUSCULOSKELETAL	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - RESPIRATORY	2008 CMS RBRVS (0800000) - Jan 2008 Conv Fctr	[****]
SURGERY - CARDIOVASCULAR	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - HEMIC & LYMPHATIC	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - MEDIASTINUM & DIAPHRAGM	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - DIGESTIVE	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - URINARY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - MALE GENITAL	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - FEMALE GENITAL	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - MATERNITY & DELIVERY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - ENDOCRINE	2008 CMS RBRVS (0000000) - Jan 2003 Conv Fctr	[****]
SURGERY - NERVOUS	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - EYE & OCULAR ADNEXA	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - AUDITORY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - BONE DENSITY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - CT	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - MAMMOGRAPHY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - MRI	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - MRA	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - NUCLEAR MEDICINE	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - PET SCANS	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIATION THERAPY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - ULTRASOUND	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
LAB - PATHOLOGY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
OFFICE LAB	2008 CMS Clinical Lab Schedule - National Limit	[****]
CLINICAL LABORATORY	2008 CMS Clinical Lab Schedule - National Limit	[****]
MEDICINE - OPHTHALMOLOGY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - CARDIOVASCULAR	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - ALLERGY & CLINICAL IMMUNOLOGY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - CHIROPRACTIC MANIPULATIVE TREATMENT	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - PHYSICAL MED AND REHAB - MODALITIES	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - PHYSICAL MED AND REHAB - THERAPIES & OTHER	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - OTHER	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - IMMUNIZATION ADMINISTRATION	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - CHEMO ADMIN	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
OBSTETRICS - GLOBAL	2008 CMS RBRVS (0000000)- Jan 2008 Conv Fctr	[****]
IMMUNIZATIONS	Redbook J Code-CPT Code AWP	[****]
INJECTABLES/OTHER DRUGS	CMS Drug Pricing	[****]
INJECTABLES - ONCOLOGY/ THERAPEUTIC CHEMO DRUGS	CMS Drug Pricing	[****]
INJECTABLES - IVIG	CMS Drug Pricing	[****]
INJECTABLES - SALINE & DEXTROSE SOLUTIONS	CMS Drug Pricing	[****]
DME & SUPPLIES	2008 CMS DME Floor	[****]
DME & SUPPLIES - RESPIRATORY	2008 CMS DME Floor	[****]
DME & SUPPLIES - ORTHOTICS	2008 CMS DME Floor	[****]
DME & SUPPLIES - PROSTHETICS	2008 CMS DME Floor	[****]
AMBULANCE	2008 CMS Ambulance Schedule - Urban (0000000)	[****]

Hard Codes

[****]

[****]

[****]

[****]

[****]

[****]

Schedule Type: FFS

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the customer is responsible to pay under the customers benefit contract will be subtracted from the listed amount in determining the amount to be paid by the payer. The actual payment amount is also subject to matters described in this agreement, such as the payment policies. Please remember that this information is subject to the confidentiality provisions of this agreement.

Note: Maintenance to this fee schedule occurs routinely and may still occur after the report date for the fee amounts selected.

Confidential and Proprietary    Not for Distribution to Third Parties

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Commercial All Others

Representative Fee Schedule Sample for Family Practice: AUSTN 81350

Fee amounts as of: 07/01/2009

Report Date: 06/22/2009*

Site of Service - Linked Schedule ID: AUSTN 81349

CPT	Mod	CPT Description	Type of Service	Place of Service	Fee

17000	00	DSTRJ ALL PRML O	SURGERY - INTEGUMENTARY	NonFee	[****]
20610	00	ARTHROCENTESIS A	SURGERY - MUSCULOSKELETAL	NonFee	[****]
36415	00	COLLECTION OF VE	CLINICAL LABORATORY	NonFee	[****]
59400	00	ROUTINE OB CARE	OBSTETRICS - GLOBAL	NonFee	[****]
69210	00	RMVL IMPACTED CE	SURGERY - AUDITORY	NonFee	[****]
71020	00	RADEX CH 2 VIEWS	RADIOLOGY	NonFee	[****]
71020	26	RADEX CH 2 VIEWS	RADIOLOGY	NonFee	[****]
71020	TC	RADEX CH 2 VIEWS	RADIOLOGY	NonFee	[****]
80050	TC	GENERAL HEALTH P	CLINICAL LABORATORY	NonFee	[****]
80061	00	LIPID PANEL	CLINICAL LABORATORY	NonFee	[****]
84443	00	THYROID STIMULAT	CLINICAL LABORATORY	NonFee	[****]
85025	00	BLD COUNT: CMPL	CLINICAL LABORATORY	NonFee	[****]
87880	00	IAADADOO STREPT	OFFICE LAB	NonFee	[****]
90471	00	IMMUNIZATION ADM	MEDICINE - IMMUNIZATION ADMINISTRATION	NonFee	[****]
90658	00	INFLUENZA VACCIN	IMMUNIZATIONS	NonFee	[****]
90669	00	PNEUMOCOCCAL CON	IMMUNIZATIONS	NonFee	[****]
93000	00	ECG-ROUTINE 12 L	MEDICINE - OTHER	NonFee	[****]
93307	00	TTHRC R-T IMG 2D	MEDICINE - CARDIOVASCULAR	NonFee	[****]
93307	26	TTHRC R-T IMG 2D	MEDICINE - CARDIOVASCULAR	NonFee	[****]
93307	TC	TTHRC R-T IMG 2D	MEDICINE - CARDIOVASCULAR	NonFee	[****]
97110	00	THERAP 1/>AREAS	MEDICINE-PHYSICAL MED AND REHAB-THERAPIES&OTHER	NonFee	[****]
97140	00	MNL TX TECH I/MO	MEDICINE-PHYSICAL MED AND REHAB-THERAPIES&OTHER	NonFee	[****]
99202	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFee	[****]
99203	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFee	[****]
99204	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFee	[****]
99205	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFee	[****]
99211	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFee	[****]
99212	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFee	[****]
99213	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFee	[****]
99214	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFee	[****]
99215	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFee	[****]
99222	00	INT HOSP-DAY EA	EVALUATION & MANAGEMENT	NonFee	[****]
99223	00	INT HOSP-DAY EA	EVALUATION & MANAGEMENT	NonFee	[****]
99232	00	SUBSQT HSP-DAY E	EVALUATION & MANAGEMENT	NonFee	[****]
99233	00	SUBSQT HSP-DAY E	EVALUATION & MANAGEMENT	NonFee	[****]
99238	00	HOSPITAL D/C DAY	EVALUATION & MANAGEMENT	NonFee	[****]
99243	00	OFFICE CNSLT NEW	EVALUATION & MANAGEMENT	NonFee	[****]
99244	00	OFC CNSLT NEW/ES	EVALUATION & MANAGEMENT	NonFee	[****]
99283	00	EMERG DEPT VISIT	EVALUATION & MANAGEMENT	NonFee	[****]
99284	00	ER VISIT E&M HIG	EVALUATION & MANAGEMENT	NonFee	[****]
99285	00	ER VISIT E&M HIG	EVALUATION & MANAGEMENT	NonFee	[****]
99385	00	1ST PREVENTIVE M	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99386	00	1ST PREVENTIVE M	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99391	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99392	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99393	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99394	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99395	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99396	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
JO696	00	INJECTION CEFTRI	INJECTABLES/OTHER DRUGS	NonFee	[****]

Last Routine Maintenance Update: 07-01-2009

[****]

[****]

[****]

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the customer is responsible to pay under the customers benefit contract will be subtracted from the listed amount in determining the amount to be paid by the payer. The actual payment amount is also subject to matters described in this agreement, such as the payment policies. Please remember that this information is subject to the confidentiality provisions of this agreement.

Note: Maintenance to this fee schedule occurs routinely and may still occur after the report date for the fee amounts selected.

Confidential and Proprietary    Not for Distribution to Third Parties

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Additional Information About Your Fee Schedule

AUSTN 81350

The purpose of this document is to provide additional information about this fee schedule, including clarity about the fee sources used to derive fees and the type of routine maintenance changes that you can expect.

Primary Fee Source

The primary fee source is the main fee source used as the basis for deriving the fee within each category of codes. For instance, if the fee schedule for a given category of codes is derived by applying a particular conversion factor to the relative value units (RVUs) in the CMS fee schedule, those CMS relative value units are the primary fee source.

Alternate (Gap-Fill) Fee Source

Alternate (or “gap fill”) fee sources are used to fill gaps in the primary fee sources. For example, if a new CPT code has been created within the category of codes discussed above, and CMS has not yet established an RVU value for that code, we use one of the sources that exist within the industry to fill that gap, such as but not limited to Ingenix Essential RBRVS. For that CPT code, we adopt the RVU value established by the gap fill-fee source, and determine the fee schedule amount for that CPT code by applying to the gap-fill RVU the same conversion factor that we apply to the CMS RVU for those CPT codes that have CMS RVUs. At such time in the future as CMS publishes its own RVU value for that CPT code, we would begin using the primary fee source, CMS, to derive the fee for that code and no longer use the alternate source.

Percent of Charge Default

In the event that a fee is not sourced by either the primary or alternate fee source, such as services submitted using unclassified or miscellaneous codes, the codes are subject to correct coding review and may be priced at the default Percent of Charge indicated in the attached document(s).

Fee Source Links

•	CMS Relative Values and Fee Schedules: www.ems,hhs.gov

•	MICROMEDEX Red Book: www.micromedex.com

•	RJ Health Systems: www.reimbursementcodes.com

•	Ingenix Essential RBRVS: www.ingenixonline.com

•	American Society of Anesthesiologists: www.asahq.org

Site of Service

This fee schedule generally follows CMS guidelines for determining when services are priced at the Facility or Nonfacility fee schedule (with the exception of services performed at Ambulatory Surgery Centers, POS 24, which will be priced at the Facility fee schedule). CMS guidelines can be located at the website indicated above.

Routine Maintenance

United routinely updates its fee schedule in an effort to stay abreast of current coding practices widely used in the health care industry; in response to price changes for immunizations and injectable medications; and to remain in compliance with the intent of the contractual agreement. Routine maintenance occurs when United mechanically incorporates revised information created by a third party that is the source for a portion of the fee schedule. United will not generally attempt to communicate routine maintenance of this nature and will generally implement updates to be effective within 90 days from the date of final publication from one of our primary or alternate fee sources. Providers may expect the following types of fee updates to their fee schedules:

a.	Annual Changes to Relative Value Units, Conversion Factors, or Flat Rate Fees

This fee schedule follows a “Stated Year” construction methodology. It is generally intended to lock in to the 2008 RVU, the January 2008 Conversion Factor, and the 2008 Flat Rate Fees (non-RVU based fees such as Durable Medical Equipment fees) as the basis for deriving fees. Generally, any RVU, Conversion Factor, or Flat Rate Fee changes published in subsequent years by the primary and/or alternate fee sources will not be reflected in this fee schedule.

b.	Price Changes for Immunizations and Injectable Medications

United routinely updates its fee schedule in response to price changes for immunizations and injectable medications published by the primary and/or alternate fee sources. United currently utilizes CMS Drug Pricing and Thomson Micromedex Red Book AWP as its primary fee sources. The effective date of fee updates under this subsection b will be no later than the first day of the next calendar quarter after final publication by the fee source, except that if that quarter begins less than 60 days after final publication, the effective date will be no later than the first day of the next calendar quarter. For example, if final publication by the fee source is on April 10, the fee update under this subsection b will be effective no later than July 1, and if final publication by the fee source is on June 10, the fee update under this subsection c will be effective no later than October 1. For purposes of this paragraph, the date of a claim is the date of service.

c.	CPT/HCPCS Changes and Other Ongoing Updates

United routinely updates its fee schedule in response to additions, deletions, and changes to CPT codes by the American Medical Association; HCPCS codes by the Centers for Medicaid and Medicare Services; CMS changes to its annual update; and in response to similar changes (additions and revisions) to other service coding and reporting conventions that are widely used in the health care industry. Ordinarily, United’s fee schedule is updated using the original construction methodology along with the then-current RVU of the published CPT code. The effective date of fee updates under this subsection c will be no later than the first day of the next calendar quarter after final publication by the fee source, except that if that quarter begins less than 60 days after final publication, the effective date will be no later than the first day of the next calendar quarter. For example, if final publication by the fee source is on April 10, the fee update under this subsection c will be effective no later than July 1, and if final publication by the fee source is on June 10, the fee update under this subsection c will be effective no later than October 1. For purposes of this paragraph, the date of a claim is the date of service.

United is committed to providing transparency related to our fee schedules. If you have questions about this fee schedule, please contact Network Management at the address and phone number on your network participation agreement or you may use our fee schedule look-up function on the web at www.unitedhealthcareonline.com or contact our Voice Enabled Telephonic Self Service line at (877) 842-3210.

Options PPO

Market Standard Specifications

Austin Market(s)

Specifications as of: 07/01/2009

Report Date: 06/22/2009*

AUSTN 81349

Market	Mkt Std ID	CMS carrier locality	Site of Service	Linked Schedule ID

Austin	AUSTN 81349	0000000	NonFac	AUSTN 81350

Type Of Service	Primary Fee Source	Pricing Level
EVALUATION & MANAGEMENT	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
EVALUATION & MANAGEMENT - NEONATAL	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
EVALUATION & MANAGEMENT - PREVENTIVE	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - INTEGUMENTARY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - MUSCULOSKELETAL	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - RESPIRATORY	2008 CMS RBRVS (0800000) - Jan 2008 Conv Fctr	[****]
SURGERY - CARDIOVASCULAR	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - HEMIC & LYMPHATIC	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - MEDIASTINUM & DIAPHRAGM	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - DIGESTIVE	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - URINARY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - MALE GENITAL	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY- FEMALE GENITAL	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - MATERNITY & DELIVERY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - ENDOCRINE	2008 CMS RBRVS (0000000) - Jan 2003 Conv Fctr	[****]
SURGERY - NERVOUS	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - EYE & OCULAR ADNEXA	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - AUDITORY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - BONE DENSITY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - CT	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - MAMMOGRAPHY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - MRI	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - MRA	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - NUCLEAR MEDICINE	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - PET SCANS	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIATION THERAPY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - ULTRASOUND	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
LAB - PATHOLOGY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
OFFICE LAB	2008 CMS Clinical Lab Schedule - National Limit	[****]
CLINICAL LABORATORY	2008 CMS Clinical Lab Schedule - National Limit	[****]
MEDICINE - OPHTHALMOLOGY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - CARDIOVASCULAR	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - ALLERGY & CLINICAL IMMUNOLOGY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - CHIROPRACTIC MANIPULATIVE TREATMENT	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - PHYSICAL MED AND REHAB - MODALITIES	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - PHYSICAL MED AND REHAB -THERAPIES & OTHER	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - OTHER	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - IMMUNIZATION ADMINISTRATION	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - CHEMO ADMIN	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
OBSTETRICS - GLOBAL	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
IMMUNIZATIONS	Redbook J Code-CPT Code AWP	[****]
INJECTABLES/OTHER DRUGS	CMS Drug Pricing	[****]
INJECTABLES - ONCOLOGY/ THERAPEUTIC CHEMO DRUGS	CMS Drug Pricing	[****]
INJECTABLES - IVIG	CMS Drug Pricing	[****]
INJECTABLES - SALINE & DEXTROSE SOLUTIONS	CMS Drug Pricing	[****]
DME & SUPPLIES	2008 CMS DME Floor	[****]
DME & SUPPLIES - RESPIRATORY	2008 CMS DME Floor	[****]
DME & SUPPLIES - ORTHOTICS	2008 CMS DME Floor	[****]
DME & SUPPLIES - PROSTHETICS	2008 CMS DME Floor	[****]
AMBULANCE	2008 CMS Ambulance Schedule - Urban (0000000)	[****]

Hard Codes

[****]

[****]

[****]

[****]

[****]

[****]

Schedule Type: FFS

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the customer is responsible to pay under the customers benefit contract will be subtracted from the listed amount in determining the amount to be paid by the payer. The actual payment amount is also subject to matters described in this agreement, such as the payment policies. Please remember that this information is subject to the confidentiality provisions of this agreement.

Note: Maintenance to this fee schedule occurs routinely and may still occur after the report date for the fee amounts selected.

Confidential and Proprietary    Not for Distribution to Third Parties

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Options PPO

Representative Fee Schedule Sample for Family Practice : AUSTN 81349

Fee amounts as of: 07/01/2009

Report Date: 06/22/2009*

Site of Service - Linked Schedule ID: AUSTN 81350

CPT	Mod	CPT Description	Type of Service	Place of Service	Fee

17000	00	DSTRJ ALL PRML O	SURGERY - INTEGUMENTARY	NonFee	[****]
20610	00	ARTHROCENTESIS A	SURGERY - MUSCULOSKELETAL	NonFee	[****]
36415	00	COLLECTION OF VE	CLINICAL LABORATORY	NonFee	[****]
59400	00	ROUTINE OB CARE	OBSTETRICS - GLOBAL	NonFee	[****]
69210	00	RMVL IMPACTED CE	SURGERY - AUDITORY	NonFee	[****]
71020	00	RADEX CH 2 VIEWS	RADIOLOGY	NonFee	[****]
71020	26	RADEX CH 2 VIEWS	RADIOLOGY	NonFee	[****]
71020	TC	RADEX CH 2 VIEWS	RADIOLOGY	NonFee	[****]
80050	TC	GENERAL HEALTH P	CLINICAL LABORATORY	NonFee	[****]
80061	00	LIPID PANEL	CLINICAL LABORATORY	NonFee	[****]
84443	00	THYROID STIMULAT	CLINICAL LABORATORY	NonFee	[****]
85025	00	BLD COUNT: CMPL	CLINICAL LABORATORY	NonFee	[****]
87880	00	IAADADOO STREPT	OFFICE LAB	NonFee	[****]
90471	00	IMMUNIZATION ADM	MEDICINE - IMMUNIZATION ADMINISTRATION	NonFee	[****]
90658	00	INFLUENZA VACCIN	IMMUNIZATIONS	NonFee	[****]
90669	00	PNEUMOCOCCAL CON	IMMUNIZATIONS	NonFee	[****]
93000	00	ECG-ROUTINE 12 L	MEDICINE - OTHER	NonFee	[****]
93307	00	TTHRC R-T IMG 2D	MEDICINE - CARDIOVASCULAR	NonFee	[****]
93307	26	TTHRC R-T IMG 2D	MEDICINE - CARDIOVASCULAR	NonFee	[****]
93307	TC	TTHRC R-T IMG 2D	MEDICINE - CARDIOVASCULAR	NonFee	[****]
97110	00	THERAP 1/>AREAS	MEDICINE-PHYSICAL MED AND REHAB-THERAPIES&OTHER	NonFee	[****]
97140	00	MNL TX TECH I/MO	MEDICINE-PHYSICAL MED AND REHAB-THERAPIES&OTHER	NonFee	[****]
99202	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFee	[****]
99203	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFee	[****]
99204	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFee	[****]
99205	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFee	[****]
99211	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFee	[****]
99212	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFee	[****]
99213	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFee	[****]
99214	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFee	[****]
99215	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFee	[****]
99222	00	INT HOSP-DAY EA	EVALUATION & MANAGEMENT	NonFee	[****]
99223	00	INT HOSP-DAY EA	EVALUATION & MANAGEMENT	NonFee	[****]
99232	00	SUBSQT HSP-DAY E	EVALUATION & MANAGEMENT	NonFee	[****]
99233	00	SUBSQT HSP-DAY E	EVALUATION & MANAGEMENT	NonFee	[****]
99238	00	HOSPITAL D/C DAY	EVALUATION & MANAGEMENT	NonFee	[****]
99243	00	OFFICE CNSLT NEW	EVALUATION & MANAGEMENT	NonFee	[****]
99244	00	OFC CNSLT NEW/ES	EVALUATION & MANAGEMENT	NonFee	[****]
99283	00	EMERG DEPT VISIT	EVALUATION & MANAGEMENT	NonFee	[****]
99284	00	ER VISIT E&M HIG	EVALUATION & MANAGEMENT	NonFee	[****]
99285	00	ER VISIT E&M HIG	EVALUATION & MANAGEMENT	NonFee	[****]
99385	00	1ST PREVENTIVE M	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99386	00	1ST PREVENTIVE M	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99391	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99392	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99393	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99394	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99395	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99396	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
JO696	00	INJECTION CEFTRI	INJECTABLES/OTHER DRUGS	NonFee	[****]

Last Routine Maintenance Update: 07-01-2009

[****]

[****]

[****]

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the customer is responsible to pay under the customers benefit contract will be subtracted from the listed amount in determining the amount to be paid by the payer. The actual payment amount is also subject to matters described in this agreement, such as the payment policies. Please remember that this information is subject to the confidentiality provisions of this agreement.

Note: Maintenance to this fee schedule occurs routinely and may still occur after the report date for the fee amounts selected.

Confidential and Proprietary    Not for Distribution to Third Parties

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Options PPO

Market Standard Specifications

Austin Market(s)

Specifications as of: 07/01/2009

Report Date: 06/22/2009*

AUSTN 81350

Market	Mkt Std ID	CMS carrier locality	Site of Service	Linked Schedule ID

Austin	AUSTN 81350	0000000	Fac	AUSTN 81349

Type Of Service	Primary Fee Source	Pricing Level
EVALUATION & MANAGEMENT	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
EVALUATION & MANAGEMENT - NEONATAL	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
EVALUATION & MANAGEMENT - PREVENTIVE	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - INTEGUMENTARY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - MUSCULOSKELETAL	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - RESPIRATORY	2008 CMS RBRVS (0800000) - Jan 2008 Conv Fctr	[****]
SURGERY - CARDIOVASCULAR	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - HEMIC & LYMPHATIC	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - MEDIASTINUM & DIAPHRAGM	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - DIGESTIVE	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - URINARY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - MALE GENITAL	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY- FEMALE GENITAL	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - MATERNITY & DELIVERY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - ENDOCRINE	2008 CMS RBRVS (0000000) - Jan 2003 Conv Fctr	[****]
SURGERY - NERVOUS	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - EYE & OCULAR ADNEXA	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
SURGERY - AUDITORY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - BONE DENSITY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - CT	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - MAMMOGRAPHY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - MRI	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - MRA	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - NUCLEAR MEDICINE	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - PET SCANS	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIATION THERAPY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
RADIOLOGY - ULTRASOUND	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
LAB - PATHOLOGY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
OFFICE LAB	2008 CMS Clinical Lab Schedule - National Limit	[****]
CLINICAL LABORATORY	2008 CMS Clinical Lab Schedule - National Limit	[****]
MEDICINE - OPHTHALMOLOGY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - CARDIOVASCULAR	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - ALLERGY & CLINICAL IMMUNOLOGY	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - CHIROPRACTIC MANIPULATIVE TREATMENT	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - PHYSICAL MED AND REHAB - MODALITIES	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - PHYSICAL MED AND REHAB - THERAPIES & OTHER	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - OTHER	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - IMMUNIZATION ADMINISTRATION	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
MEDICINE - CHEMO ADMIN	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
OBSTETRICS - GLOBAL	2008 CMS RBRVS (0000000) - Jan 2008 Conv Fctr	[****]
IMMUNIZATIONS	Redbook J Code-CPT Code AWP	[****]
INJECTABLES/OTHER DRUGS	CMS Drug Pricing	[****]
INJECTABLES - ONCOLOGY/ THERAPEUTIC CHEMO DRUGS	CMS Drug Pricing	[****]
INJECTABLES - IVIG	CMS Drug Pricing	[****]
INJECTABLES - SALINE & DEXTROSE SOLUTIONS	CMS Drug Pricing	[****]
DME & SUPPLIES	2008 CMS DME Floor	[****]
DME & SUPPLIES - RESPIRATORY	2008 CMS DME Floor	[****]
DME & SUPPLIES - ORTHOTICS	2008 CMS DME Floor	[****]
DME & SUPPLIES - PROSTHETICS	2008 CMS DME Floor	[****]
AMBULANCE	2008 CMS Ambulance Schedule - Urban (0000000)	[****]

[****]

[****]

[****]

[****]

[****]

Anesthesia Rounding Option: Proration

Schedule Type: FFS

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the customer is responsible to pay under the customers benefit contract will be subtracted from the listed amount in determining the amount to be paid by the payer. The actual payment amount is also subject to matters described in this agreement, such as the payment policies. Please remember that this information is subject to the confidentiality provisions of this agreement.

Note: Maintenance to this fee schedule occurs routinely and may still occur after the report date for the fee amounts selected.

Confidential and Proprietary    Not for Distribution to Third Parties

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Options PPO

Representative Fee Schedule Sample for Family Practice: AUSTN 81350

Fee amounts as of: 07/01/2009

Report Date: 06/22/2009*

Site of Service - Linked Schedule ID: AUSTN 81349

CPT	Mod	CPT Description	Type of Service	Place of Service	Fee

17000	00	DSTRJ ALL PRML O	SURGERY - INTEGUMENTARY	NonFee	[****]
20610	00	ARTHROCENTESIS A	SURGERY - MUSCULOSKELETAL	NonFee	[****]
36415	00	COLLECTION OF VE	CLINICAL LABORATORY	NonFee	[****]
59400	00	ROUTINE OB CARE	OBSTETRICS - GLOBAL	NonFee	[****]
69210	00	RMVL IMPACTED CE	SURGERY - AUDITORY	NonFee	[****]
71020	00	RADEX CH 2 VIEWS	RADIOLOGY	NonFee	[****]
71020	26	RADEX CH 2 VIEWS	RADIOLOGY	NonFee	[****]
71020	TC	RADEX CH 2 VIEWS	RADIOLOGY	NonFee	[****]
80050	TC	GENERAL HEALTH P	CLINICAL LABORATORY	NonFee	[****]
80061	00	LIPID PANEL	CLINICAL LABORATORY	NonFee	[****]
84443	00	THYROID STIMULAT	CLINICAL LABORATORY	NonFee	[****]
85025	00	BLD COUNT: CMPL	CLINICAL LABORATORY	NonFee	[****]
87880	00	IAADADOO STREPT	OFFICE LAB	NonFee	[****]
90471	00	IMMUNIZATION ADM	MEDICINE - IMMUNIZATION ADMINISTRATION	NonFee	[****]
90658	00	INFLUENZA VACCIN	IMMUNIZATIONS	NonFee	[****]
90669	00	PNEUMOCOCCAL CON	IMMUNIZATIONS	NonFee	[****]
93000	00	ECG-ROUTINE 12 L	MEDICINE - OTHER	NonFee	[****]
93307	00	TTHRC R-T IMG 2D	MEDICINE - CARDIOVASCULAR	NonFee	[****]
93307	26	TTHRC R-T IMG 2D	MEDICINE - CARDIOVASCULAR	NonFee	[****]
93307	TC	TTHRC R-T IMG 2D	MEDICINE - CARDIOVASCULAR	NonFee	[****]
97110	00	THERAP 1/>AREAS	MEDICINE-PHYSICAL MED AND REHAB-THERAPIES&OTHER	NonFee	[****]
97140	00	MNL TX TECH I/MO	MEDICINE-PHYSICAL MED AND REHAB-THERAPIES&OTHER	NonFee	[****]
99202	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFee	[****]
99203	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFee	[****]
99204	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFee	[****]
99205	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFee	[****]
99211	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFee	[****]
99212	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFee	[****]
99213	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFee	[****]
99214	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFee	[****]
99215	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFee	[****]
99222	00	INT HOSP-DAY EA	EVALUATION & MANAGEMENT	NonFee	[****]
99223	00	INT HOSP-DAY EA	EVALUATION & MANAGEMENT	NonFee	[****]
99232	00	SUBSQT HSP-DAY E	EVALUATION & MANAGEMENT	NonFee	[****]
99233	00	SUBSQT HSP-DAY E	EVALUATION & MANAGEMENT	NonFee	[****]
99238	00	HOSPITAL D/C DAY	EVALUATION & MANAGEMENT	NonFee	[****]
99243	00	OFFICE CNSLT NEW	EVALUATION & MANAGEMENT	NonFee	[****]
99244	00	OFC CNSLT NEW/ES	EVALUATION & MANAGEMENT	NonFee	[****]
99283	00	EMERG DEPT VISIT	EVALUATION & MANAGEMENT	NonFee	[****]
99284	00	ER VISIT E&M HIG	EVALUATION & MANAGEMENT	NonFee	[****]
99285	00	ER VISIT E&M HIG	EVALUATION & MANAGEMENT	NonFee	[****]
99385	00	1ST PREVENTIVE M	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99386	00	1ST PREVENTIVE M	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99391	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99392	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99393	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99394	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99395	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
99396	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFee	[****]
JO696	00	INJECTION CEFTRI	INJECTABLES/OTHER DRUGS	NonFee	[****]

Last Routine Maintenance Update: 07-01-2009

[****]

[****]

[****]

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the customer is responsible to pay under the customers benefit contract will be subtracted from the listed amount in determining the amount to be paid by the payer. The actual payment amount is also subject to matters described in this agreement, such as the payment policies. Please remember that this information is subject to the confidentiality provisions of this agreement.

Note: Maintenance to this fee schedule occurs routinely and may still occur after the report date for the fee amounts selected.

Confidential and Proprietary    Not for Distribution to Third Parties

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Additional Information About Your Fee Schedule

AUSTN 81350

The purpose of this document is to provide additional information about this fee schedule, including clarity about the fee sources used to derive fees and the type of routine maintenance changes that you can expect.

Primary Fee Source

The primary fee source is the main fee source used as the basis for deriving the fee within each category of codes. For instance, if the fee schedule for a given category of codes is derived by applying a particular conversion factor to the relative value units (RVUs) in the CMS fee schedule, those CMS relative value units are the primary fee source.

Alternate (Gap-Fill) Fee Source

Alternate (or “gap fill”) fee sources are used to fill gaps in the primary fee sources. For example, if a new CPT code has been created within the category of codes discussed above, and CMS has not yet established an RVU value for that code, we use one of the sources that exist within the industry to fill that gap, such as but not limited to Ingenix Essential RBRVS. For that CPT code, we adopt the RVU value established by the gap fill-fee source, and determine the fee schedule amount for that CPT code by applying to the gap-fill RVU the same conversion factor that we apply to the CMS RVU for those CPT codes that have CMS RVUs. At such time in the future as CMS publishes its own RVU value for that CPT code, we would begin using the primary fee source, CMS, to derive the fee for that code and no longer use the alternate source.

Percent of Charge Default

In the event that a fee is not sourced by either the primary or alternate fee source, such as services submitted using unclassified or miscellaneous codes, the codes are subject to correct coding review and may be priced at the default Percent of Charge indicated in the attached document(s).

Fee Source Links

•	CMS Relative Values and Fee Schedules: www.ems,hhs.gov

•	MICROMEDEX Red Book: www.micromedex.com

•	RJ Health Systems: www.reimbursementcodes.com

•	Ingenix Essential RBRVS: www.ingenixonline.com

•	American Society of Anesthesiologists: www.asahq.org

Site of Service

This fee schedule generally follows CMS guidelines for determining when services are priced at the Facility or Nonfacility fee schedule (with the exception of services performed at Ambulatory Surgery Centers, POS 24, which will be priced at the Facility fee schedule). CMS guidelines can be located at the website indicated above.

Routine Maintenance

United routinely updates its fee schedule in an effort to stay abreast of current coding practices widely used in the health care industry; in response to price changes for immunizations and injectable medications; and to remain in compliance with the intent of the contractual agreement. Routine maintenance occurs when United mechanically incorporates revised information created by a third party that is the source for a portion of the fee schedule. United will not generally attempt to communicate routine maintenance of this nature and will generally implement updates to be effective within 90 days from the date of final publication from one of our primary or alternate fee sources. Providers may expect the following types of fee updates to their fee schedules:

a.	Annual Changes to Relative Value Units, Conversion Factors, or Flat Rate Fees

This fee schedule follows a “Stated Year” construction methodology. It is generally intended to lock in to the 2008 RVU, the January 2008 Conversion Factor, and the 2008 Flat Rate Fees (non-RVU based fees such as Durable Medical Equipment fees) as the basis for deriving fees. Generally, any RVU, Conversion Factor, or Flat Rate Fee changes published in subsequent years by the primary and/or alternate fee sources will not be reflected in this fee schedule.

b.	Price Changes for Immunizations and Injectable Medications

United routinely updates its fee schedule in response to price changes for immunizations and injectable medications published by the primary and/or alternate fee sources. United currently utilizes CMS Drug Pricing and Thomson Micromedex Red Book AWP as its primary fee sources. The effective date of fee updates under this subsection b will be no later than the first day of the next calendar quarter after final publication by the fee source, except that if that quarter begins less than 60 days after final publication, the effective date will be no later than the first day of the next calendar quarter. For example, if final publication by the fee source is on April 10, the fee update under this subsection b will be effective no later than July 1, and if final publication by the fee source is on June 10, the fee update under this subsection c will be effective no later than October 1. For purposes of this paragraph, the date of a claim is the date of service.

c.	CPT/HCPCS Changes and Other Ongoing Updates

United routinely updates its fee schedule in response to additions, deletions, and changes to CPT codes by the American Medical Association; HCPCS codes by the Centers for Medicaid and Medicare Services; CMS changes to its annual update; and in response to similar changes (additions and revisions) to other service coding and reporting conventions that are widely used in the health care industry. Ordinarily, United’s fee schedule is updated using the original construction methodology along with the then-current RVU of the published CPT code. The effective date of fee updates under this subsection c will be no later than the first day of the next calendar quarter after final publication by the fee source, except that if that quarter begins less than 60 days after final publication, the effective date will be no later than the first day of the next calendar quarter. For example, if final publication by the fee source is on April 10, the fee update under this subsection c will be effective no later than July 1, and if final publication by the fee source is on June 10, the fee update under this subsection c will be effective no later than October 1. For purposes of this paragraph, the date of a claim is the date of service.

United is committed to providing transparency related to our fee schedules. If you have questions about this fee schedule, please contact Network Management at the address and phone number on your network participation agreement or you may use our fee schedule look-up function on the web at www.unitedhealthcareonline.com or contact our Voice Enabled Telephonic Self Service line at (877) 842-3210.

Texas Regulatory Requirements Appendix

In addition to our understandings in the agreement between you and us, there are certain additional items that Texas laws and regulations require to be part of our contract. This appendix sets forth those items and is made part of the agreement between you and us.

These requirements apply to all products or benefit contract sponsored, issued or administered by or accessed through us, to the extent such products are regulated under Texas laws applicable to HMOs, managed care, insurance and/or preferred provider organizations; provided, however, that the requirements in this appendix will not apply to the extent they are preempted by the Medicare Modernization Act or other applicable law.

We each agree to be bound by the terms and conditions contained in this appendix. In the event of a conflict or inconsistency between this appendix and any term or condition contained in the agreement, this appendix shall control, except with regard to benefit contracts outside the scope of this appendix.

This appendix will be deemed to be updated to incorporate any changes to the laws and regulations referenced in this appendix, including any changes to definitions referenced herein, effective as of the date of such changes.

For the purposes of this appendix, “enrollee” means our customers who are enrolled in a benefit contract insured or administered by us or by a participating entity.

Provisions for fully insured benefit contracts regulated under Texas HMO law:

1. Payment. Any financial incentive used or payment made directly or indirectly to you under any provision of this agreement between you and us is not made as an inducement to reduce or limit the provision of medically necessary services to any enrollee.

2. Prompt Payment of Clean Claims. We or a participating entity will make payment to you pursuant to the provisions of the Texas law. For instance, unless a longer time is permitted under applicable Texas law, not later than 30 days from the date we receive an electronic clean claim and not later than 45 days from the date we receive a non-electronic clean claim, we or a participating entity will either: pay the total amount of the claim in accordance with this agreement; pay the portion of the claim that is not in dispute and notify you in writing why the remaining portion of the claim is not being paid; pay the total amount of the claim in accordance with this agreement but notify you that the claim is subject to audit; request additional information from you within 30 days of receipt of a clean claim, and then pay or deny the claim within the time required by law after we receive that information or you fail to timely provide it; or notify you in writing why we or the participating entity will not pay the claim.

If you submit claims that are not clean:

•	We will notify you within 30 days of receiving an electronic claim or within 45 days of receiving a non-electronic claim that it is not a clean claim;

•	You may be asked for additional information so that your claim may be adjudicated; or

•	Your claim may be denied and you will be notified of the denial and the reason for it; or

•	We may in our discretion pay or have the claim paid by the other applicable participating entity based on the information that you gave in addition to the information we have.

A claim is complete or “clean” if it supplies all the information required by statute. The Administrative Guide contains additional important information about clean claims, an address to submit claims, a phone number and internet address where you can contact us with questions regarding claims you have submitted, information regarding any entity to whom we may have delegated claim payment functions, and the address and telephone number of any separate claims processing centers for specific types of claims or services.

We or a participating entity may not refuse to process or pay an electronically submitted clean claim, because the claim is submitted together with or in a batch submission with a claim that is not a clean claim.

3. Timely Filing of Claims. You must submit your claims within 95 days of the date of service. For a claim for which coordination of benefits applies, the 95-day period does not begin for submission of the claim to the secondary payer until you receive notice of the payment or denial from the primary payer. If your claim is not submitted within this time frame, you will not be reimbursed for the services—and you may not charge your patient for them. If your failure to timely submit the claim is the result of an information systems failure or a catastrophic event that substantially interferes with your normal business operations for more than two consecutive business days and about which you notify the Texas Department of Insurance as required by 28 Tex. Admin. Code §21.2819, we will extend the 95 day filing deadline by the number of days in which your business was unable to operate. In the event that you seek and receive a waiver from our electronic filing requirements under 28 Tex. Admin. Code § 21.3701, you may submit non-electronic claims to the address shown in the Administrative Guide.

4. Duplicate Claims. You may not submit duplicate claims for claims, (defined as a claim for payment made for the same patient on the same date of service for the same services) that are not clean for: 1) 45 days after you files those claims non-electronically, and 2) 30 days after you files those claims electronically.

5. Penalties. If governing law requires us or the participating entity to pay interest, billed charges, fees, costs or another penalty for a failure to pay your clean claim for covered services within a certain time frame, we will follow those requirements. The interest, billed charges, fees, costs or other penalty required by law will be our only additional obligation for not satisfying a payment obligation to you in a timely manner. In addition, if we adjudicated a claim of yours that was not clean, there shall be no interest or other late payment obligation to you even if we subsequently adjust the payment amount based on additional information that you provide or that we obtain. In accordance with Tex. Ins. Code § 843.342, we or the participating entity is not liable for a penalty for failure to pay a clean claim: (1) if the failure to pay the claim is a result of a catastrophic event that substantially interferes with our normal business operations or those of the participating entity; or (2) if the claim was paid in accordance with applicable law, but for less than the contracted rate, and: (A) you notify us of the underpayment after the 270th day after the date the underpayment was received; and (B) we or the participating entity pay the balance of the claim on or before the 30th day after the date we receive the notice.

6. Corrective Adjustments for Overpayments.

(a) In accordance with TAC § 21.2818, we or the participating entity may recover a refund from you due to overpayment or completion of an audit, by adjusting future claim payments and/or by billing you for the amount of the overpayment, if (i) we notify you of the overpayment not later than the 180th day after the date of receipt of the overpayment; or (ii) we notify you of the completion of an audit under TAC § 21.2809. Notification under subsection (i) of this section shall be in writing and shall include: (A) the specific claims and amounts for which a refund is due and for each claim the basis and specific reasons for the request for refund; (B) notice of your right to appeal; and (C) the methods by which we or the participating entity intend to recover the refund.

(b) If we disagree with a request for recovery of an overpayment, we will provide you with an opportunity to appeal, in accordance with Tex. Ins. Code § 843.350 and 28 TAC § 21.2818, and we or the participating entity may not recover the overpayment until all appeal rights are exhausted.

(c) We or the participating entity may recover overpayments beyond the 180-day time frame mentioned above if the overpayment occurred as a result of fraudulent billing practices or a material misrepresentation by you.

7. Information About and Limits on Using Fee Schedule and Reimbursement Methodology. Fee Schedule or coding guideline changes which are intended to substantially alter the overall methodology or reimbursement level of the fee schedule or which result in a material change in payment to you for the same CPT Code, ICD diagnostic code or hospital-based revenue code will be treated as an amendment to the agreement, and we will give you 90 days written notice of the changes. We will not make retroactive revisions to the coding guidelines and fee schedules. To request a written copy of our reimbursement policies and methodologies that apply to specific procedures or services for which you will seek reimbursement under our agreement, or any other information you need to determine that you are being paid according to our agreement, send your written request to Network Management, 1250 Capital of Texas Highway, South Building One, Suite 400 Austin, TX 78746. We will respond to your request within 30 days of receiving it. We will, at your request, provide the name, edition, and model version of the software that we use to determine bundling and unbundling of claims. If we disclose fee schedule or reimbursement methodology to you, you may not use or disclose it for any purposes other than management of your practice, billing activities, for your business operations or in communications with a governmental agency involved in the regulation of health care or insurance.

8. Enrollee Hold Harmless. As further described in this section, you shall hold an enrollee harmless for payment of the cost of covered health care services in the event that we or a participating entity fails to pay you for such services. You hereby agree that in no event, including, but not limited to non-payment by us or a participating entity, or our insolvency or the insolvency of a participating entity, or breach of this agreement between you and us, shall you bill, charge, collect a deposit from, seek compensation, remuneration, or reimbursement from, or have any recourse against an enrollee or persons other than us acting on an enrollee’s behalf for health care services provided pursuant to this agreement between you and us. This provision shall not prohibit collection of supplemental charges or co-payment amounts from enrollee made in accordance with the terms of the applicable agreement between the enrollee and us. You further agree that: (a) this provision shall survive the termination of this agreement between you and us regardless of the cause giving rise to termination and shall be construed to be for the benefit of the enrollee; and that (b) this provision supersedes any oral or written contrary agreement now existing or hereafter entered into between you and an enrollee or person acting on an enrollee’s behalf. No amendment or modification of this provision shall be effective earlier than fifteen (15) days following the Commissioner of the Texas Department of Insurance’s receipt of written notice of such proposed change.

9. Provisions Related to Termination.

(a) Notice of Termination. We shall provide written notification of termination of this agreement between you and us to you at least ninety (90) days prior to the effective date of termination, except if termination is related to (i) imminent harm to enrollee health, (ii) action against your license to practice or (iii) fraud or malfeasance, in which cases termination may be immediate.

(b) Advisory Review Panel Review of Proposed Termination. Prior to termination of this agreement between you and us, we shall give you a written explanation of the reasons for termination. Not later than 30 days following receipt of the written notice of termination, you may request and shall receive a review of the proposed termination by an advisory review panel selected in accordance with the provisions of Tex. Ins. Code chpt. 843.306. Such review shall be conducted within sixty (60) days of your request or, at your request, the review process shall be expedited. The decision of the advisory panel must be considered but is not binding on us. We shall provide you, upon request, a copy of the recommendation of the advisory review panel and our determination. Notwithstanding the above provision, you are not entitled to and no review shall be provided in a case in which there is (a) imminent harm to enrollee health, (b) an action by a state medical board, licensing board or other government agency that effectively impairs your ability to practice or (c) a case of fraud or malfeasance.

(c) Notice to Enrollees of Provider Deselection and Termination. We must provide reasonable advance notification of an impending termination to enrollees receiving care from you. Notice given at least thirty (30) days before the effective date of the termination shall be deemed reasonable; provided, however, that if your deselection or termination is for reasons related to imminent harm to enrollees, notification may be given to enrollees immediately. If you are entitled to a review by us of our decision to terminate you pursuant to Texas Insurance Code, chpt. 843.306 and/or 843.307, we will not notify enrollees of your impending deselection or termination until its effective date or the time the review panel makes its formal recommendation.

(d) Continuation of Care for Enrollee Special Circumstance. Unless termination of this agreement between you and us is based upon reasons relating to medical competence or professional behavior, we or the participating entity shall have a continuing obligation to reimburse you if you are treating an enrollee with special circumstance at no less than the rate provided in this agreement between you and us. For purposes of this section, “special circumstance” means a condition with regard to which you reasonably believe that discontinuing care by you and transferring the enrollee’s care to another provider could cause harm to the enrollee, such as a disability, acute condition, life-threatening illness, or pregnancy of more than twenty-four (24) weeks. You must identify the special circumstance and request that the enrollee be permitted to continue treatment under your care. You must also agree not to seek payment from the enrollee of any amounts for which the enrollee would not be responsible if this agreement between you and we were still in effect. Any dispute regarding the necessity for continued treatment by you shall be resolved pursuant to our dispute resolution procedures contained in the appeal procedure for medical necessity determinations as described in the provider manual or administrative manual. If you are terminated, the obligation to reimburse you for ongoing treatment of an enrollee with special circumstance continues through: (a) the ninetieth (90th) day after the effective date of your termination; (b) nine (9) months following the effective date of the termination for an enrollee who at the time of the termination has been diagnosed with a terminal illness; or (c) delivery of the child, immediate postpartum care, including a follow-up checkup within the first six (6) weeks of delivery, for an enrollee who is past the twenty-fourth (24th) week of pregnancy at the effective date of the termination.

(e) Voluntary Termination by You. You may terminate this Agreement upon 30 days’ written notice if you provide us with such written notice within 30 days of receiving information requested under Tex. Ins. Code chpt. 843.321, as described in section 7 above. You agree to cooperate with us to give enrollees the notice described in (c) above.

10. Posting of Complaint Procedure and Handling of Enrollee Complaints. You shall post in your office a notice to enrollees on the process for resolving complaints with us. Such notice shall include the Texas Department of Insurance’s toll-free telephone number for filing complaints. We also provide a mechanism for the resolution of any complaints initiated by our Enrollees which provides for reasonable due process, including, in an advisory role only, a review panel selected in compliance with the provisions of Tex. Ins. Code chpt. 843.255, as applicable.

11. No Retaliatory Action. We shall not engage in any retaliatory action against you, including termination of or refusal to renew this agreement between you and us, because you have, on behalf of an enrollee, reasonably filed a complaint against us or have appealed a decision made by us.

12. Capitation Payments. If reimbursement to you contains capitation payments, we shall comply with the requirements of the Texas Insurance Code chpts. 843.315 and 843.316.

13. No Indemnification for Tort Liability. You and we agree that nothing in this agreement between you and us shall be construed to require you to indemnify us for any tort liability resulting from our acts or omissions.

14. Provider Communication with Enrollees. Nothing in this agreement between you and us shall be construed to prohibit, attempt to prohibit, or discourage you from discussing with or communicating to an enrollee, with respect to: (a) information or opinions regarding the enrollee’s health care, including medical condition or treatment options; (b) information or opinions regarding our provisions, terms, requirements, or services as they relate to the enrollee’s medical needs; (c) the fact that this agreement between you and us has terminated or that you shall otherwise no longer be providing medical care or health care services under our products; or (d) the fact that, if medically necessary covered services are not available through providers contracting with us, then we must, upon your request and within time appropriate to the circumstances relating to the delivery of the services and the condition of the enrollee, but in no event to exceed five (5) business days after receipt of reasonably requested documentation, allow referral to an appropriate provider. Further, we may not in any way penalize, terminate, or refuse to compensate (as provided under this agreement between you and us) you for communicating with a current, prospective or former patient, or a party designated by a patient, in any way protected by this section.

15. Provisions Related to Emergency Services and Post-Stabilization Care.

(a) Definition of Emergency Care. You and we agree that for the purpose of providing health care services for enrollees under our benefit contracts, “emergency care” shall mean health care services provided in a hospital emergency facility or comparable facility to evaluate and stabilize medical conditions of a recent onset and severity, including but not limited to severe pain, that would lead a prudent layperson, possessing an average knowledge of medicine and health, to believe that his or her condition, sickness, or injury is of such a nature that failure to get immediate medical care could result in: (1) placing the patient’s health in serious jeopardy; (2) serious impairment to bodily functions; (3) serious dysfunction of any bodily organ or part; (4) serious disfigurement; or (5) in the case of a pregnant woman, serious jeopardy to the health of her fetus.

(b) Post-stabilization Care Approval. If we require prior approval of post stabilization care requested by a treating provider following emergency services, we shall approve or deny such treatment within one hour of the time of the request.

16. Provisions Specific to Podiatrists. The provisions contained in this Section 16 apply only in the event that you are a podiatrist licensed by the Texas State Board of Podiatric Medical Examiners.

(a) Request for Coding Guidelines and Payment Schedules. Within thirty (30) days after the date of your request, we shall provide a copy of the coding guidelines and payment schedules applicable to the compensation that you shall receive under this agreement between you and us.

(b) No Unilateral Material Retroactive Change. We may not unilaterally make material retroactive revisions to the coding guidelines and payment schedules.

(c) X-Rays and Orthotics. You may, practicing within the scope of the law regulating podiatry, furnish x-rays and nonprefabricated orthotics covered by an applicable agreement between the enrollee and us.

Provisions for fully insured benefit contracts regulated by the State of Texas but not subject to Texas HMO laws:

1. Other Contracts. You are not restricted from contracting with other insurers, preferred provider plans, preferred provider organizations, or HMOs.

2. Quality Care. Any term or condition of this agreement between you and us that limits your participation on the basis of quality shall be consistent with established standards of care for your profession.

3. Provider Privileges. If you have hospital or institutional provider privileges and deliver a significant portion of care in a hospital or institutional provider setting, this agreement between you and us may contain terms and conditions that include the possession of practice privileges at preferred hospitals or institutions. However, if no preferred hospital or institution offers privileges to enrollees of a class of physicians or practitioners to which you belong, then the lack of such hospital or institutional provider privileges may not be a basis for denial of your participation as a preferred provider.

4. Provider Billing. This agreement between you and us may prohibit you from billing an enrollee for unnecessary care if a physician or practitioner panel has determined the care was unnecessary. However, you shall not be required to pay hospital, institutional, laboratory, x-ray or like charges resulting from the provision of services lawfully ordered by you, even though such service may be determined to be unnecessary.

5. Enrollee Referrals. Nothing in this agreement between you and us shall be construed as a restriction on the classes of physicians and practitioners who may refer an enrollee to another physician or practitioner. In the event that you make a referral for specialty care, nothing in this agreement between you and us shall be construed to require you to bear the expenses of such referral in or out of the preferred provider panel.

6. No Inducement to Limit Medically Necessary Services. This agreement between you and us does not contain any financial incentives to you, which act directly or indirectly as an inducement to limit medically necessary services.

7. Enrollee or Provider Complaints. We provide a mechanism for the resolution of complaints initiated by an enrollee or you which provides for reasonable due process including, in an advisory role only, a review panel selected in compliance with the provisions of Tex. Ins. Code § 1301.055 and 28 Tex. Admin. Code §3.3706.

8. Limit on Indemnification. You shall not be required to indemnify or hold us harmless from tort liability resulting from our acts or omissions.

9. Discounted Fee Arrangements. If this agreement between you and us contains a discounted fee arrangement, an enrollee may be billed only on the discounted fee and not the full charge.

10. Prompt Payment. We or a participating entity will make payment to you pursuant to the provisions of the Texas law. For instance, unless a longer time is permitted under applicable Texas law, not later than 30 days from the date we receive an electronic clean claim and not later than 45 days from the date we receive a non-electronic clean claim, we or a participating entity will either: pay the total amount of the claim in accordance with this agreement; pay the portion of the claim that is not in dispute and notify you in writing why the remaining portion of the claim is not being paid; pay the total amount of the claim in accordance with this agreement but notify you that the claim is subject to audit; request additional information from you within 30 days of receipt of a clean claim, and then pay or deny the claim within the time required by law after we receive that information or you fail to timely provide it; or notify you in writing why we or the participating entity will not pay the claim.

If you submit claims that are not clean,

•	We will notify you within 30 days of receiving an electronic claim or within 45 days of receiving a non-electronic claim that it is not a clean claim;

•	You may be asked for additional information so that your claim may be adjudicated; or

•	Your claim may be denied and you will be notified of the denial and the reason for it; or

•	We may in our discretion pay or have the claim paid by the other applicable participating entity based on the information that you gave in addition to the information we have.

A claim is complete or “clean” if it supplies all the information required by statute. The Administrative Guide contains additional important information about clean claims, an address to submit claims, a phone number and internet address where you can contact us with questions regarding claims you have submitted, information regarding any entity to whom we may have delegated claim payment functions, and the address and telephone number of any separate claims processing centers for specific types of claims or services.

11. Timely Filing of Claims. You must submit your claims within 95 days of the date of service. For a claim for which coordination of benefits applies, the 95-day period does not begin for submission of the claim to the secondary payer until you receive notice of the payment or denial from the primary payer. If your claim is not submitted within this time frame, you will not be reimbursed for the services—and you may not charge your patient for them. If your failure to timely submit the claim is the result of an information systems failure or catastrophic event that substantially interferes with your normal business operations for more than two consecutive business days and about which you notify the Texas Department of Insurance as required by 28 Tex. Admin. Code §21.2819, we will extend the 95 day filing deadline by the number of days in which your business was unable to operate. In the event that you seek and receive a waiver from our electronic filing requirements under 28 Tex. Admin. Code § 21.3701, you may submit non-electronic claims to the address shown in the Administrative Guide.

12. Duplicate Claims. You may not submit duplicate claims for claims, (defined as a claim for payment made for the same patient on the same date of service for the same services) that are not clean for: 1) 45 days after you files those claims non-electronically, and 2) 30 days after you files those claims electronically.

13. Penalties. If governing law requires us or the participating entity to pay interest, billed charges, fees, costs or another penalty for a failure to pay your clean claim for covered services within a certain time frame, we will follow those requirements. The interest, billed charges, fees, costs or other penalty required by law will be the only additional obligation for not satisfying in a timely manner a payment obligation to you. In addition, if we adjudicated a claim of yours that was not clean, there shall be no interest or other late payment obligation to you even if we subsequently adjust the payment amount based on additional information that you provide or that we obtain. In accordance with Tex. Ins. Code § 1301.137, neither we nor or the participating entity will be liable for a penalty for failure to pay a clean claim: (1) if the failure to pay the claim is a result of a catastrophic event that substantially interferes with our normal business operations or those of the participating entity; or (2) if the claim was paid in accordance with applicable law, but for less than the contracted rate, and: (A) you notify us of the underpayment after the 270th day after the date the underpayment was received; and (B) we or the participating entity pay the balance of the claim on or before the 30th day after the date we receive the notice.

14. Corrective Adjustments for Overpayments.

(a) In accordance with TAC § 21.2818, we or the participating entity may recover a refund from you due to overpayment or completion of an audit, by adjusting future claim payments and/or by billing you for the amount of the overpayment, if: (i) we notify you of the overpayment not later than the 180th day after the date of receipt of the overpayment; or (ii) we notify you of the completion of an audit under TAC § 21.2809. Notification under subsection (i) of this section shall be in writing and shall include: (A) the specific claims and amounts for which a refund is due and for each claim the basis and specific reasons for the request for refund; (B) notice of your right to appeal; and (C) the methods by which you intend to recover the refund.

(b) If you disagree with a request for recovery of an overpayment, we will provide you with an opportunity to appeal, in accordance with Tex. Ins. Code § 1301.132 and 28 TAC § 21.2818, and we or the participating entity may not recover the overpayment until all appeal rights are exhausted.

(c) We or the participating entity may recover overpayments beyond the 180-day time frame mentioned above if the overpayment occurred as a result of fraudulent billing practices or a material misrepresentation by you.

15. Information About and Limits on Using Fee Schedule and Reimbursement Methodology. Fee Schedule or coding guideline changes which are intended to substantially alter the overall methodology or reimbursement level of the fee schedule or which result in a material change in payment to you for the same CPT Code, ICD diagnostic code or hospital-based revenue code will be treated as an amendment to the contract, and we will give you 90 days written notice of the changes. We will not make retroactive revisions to the coding guidelines and fee schedules. To request a written copy of our reimbursement policies and methodologies that apply to specific procedures or services for which you will seek reimbursement under this agreement, or any other information you need to determine that you are being paid according to this agreement, send your written request to Network Management, 1250 Capital of Texas Highway, South Building One, Suite 400 Austin, TX 78746. We will respond to your request within 30 days of receiving it. We will, at your request, provide the name, edition, and model version of the software that we use to determine bundling and unbundling of claims. If we disclose fee schedule or reimbursement methodology to you, you may not use or disclose it for any purposes other than management of your practice, to submit bills, for your business operations or in communications with a governmental agency involved in the regulation of health care or insurance.

16. Protected Communications. You shall not be prohibited, penalized, retaliated against, or terminated for communicating information pursuant to Texas Insurance Code art. 3.70-3C §7(c).

17. Use of Economic Profiling. If we conduct, use, or rely upon economic profiling to terminate you, you shall be informed of our obligation to make available as requested by you, your economic profile, including written criteria by which your performance was measured in accordance with Texas Insurance Code art. 3.70-3C §3(h).

18. Quality Assessment. If we engage in quality assessment, we shall do so through a panel of not less than three physicians selected by us from among a list of physicians contracting with us.

19. Immunization or Vaccination Protocol. You are not required to issue an immunization or vaccination protocol for an immunization or vaccination to be administered to an enrollee by a pharmacist.

20. Administration of Immunizations or Vaccinations. This agreement between you and us does not prohibit a pharmacist from administering immunizations or vaccinations if such immunizations or vaccinations are administered in accordance with the Texas Pharmacy Act art. 4542a-1 and rules promulgated thereunder.

21. Provisions Related to Emergency Services and Post-Stabilization Care

(a) Definition of Emergency Care. You and we agree that for the purpose of providing health care services for enrollees under our benefit contracts, “emergency care” shall mean health care services provided in a hospital emergency facility or comparable facility to evaluate and stabilize medical conditions of a recent onset and severity, including but not limited to severe pain, that would lead a prudent layperson, possessing an average knowledge of medicine and health, to believe that his or her condition, sickness, or injury is of such a nature that failure to get immediate medical care could result in: (1) placing the patient’s health in serious jeopardy; (2) serious impairment to bodily functions; (3) serious dysfunction of any bodily organ or part; (4) serious disfigurement; or (5) in the case of a pregnant woman, serious jeopardy to the health of her fetus.

(b) Post-stabilization Care Approval. If we require prior approval of post stabilization care requested by a treating provider following emergency services, we shall approve or deny such treatment within one hour of the time of the request.

22. Provisions Related to Termination.

(a) Notice of Termination. We shall provide written notification of termination of this agreement between you and us to you at least ninety (90) days prior to the effective date of termination, except if termination is related to (i) imminent harm to enrollee health, (ii) action against your license to practice or (iii) fraud, in which cases termination may be immediate.

(b) Advisory Review Panel Review of Proposed Termination. Prior to termination of this agreement between you and us, we shall give you a written explanation of the reasons for termination. If you are a physician or practitioner, in accordance with 28 TAC § 3.3706 and Tex. Ins. Code § 1301.053(b), you may request and shall receive a review of the proposed termination by a selected advisory review panel. You must make the request in writing to us within 20 business days of receipt of the notification of our intent to terminate, which shall include any relevant documentation. Such review shall be conducted within sixty (60) days of your request or, if requested by you pursuant to 28 TAC § 3.3706, the review process shall be expedited. The decision of the advisory panel must be considered but is not binding on us. We shall provide you, upon request, a copy of the recommendation of the advisory review panel and our determination. Notwithstanding the above provision, you are not entitled to and no review shall be provided in a case in which there is (a) imminent harm to enrollee health, (b) an action by a state medical board, licensing board or other government agency that effectively impairs your ability to practice or (c) a case of fraud or malfeasance.

(c) Notice of Provider Termination to Enrollees. We must provide reasonable advance notification of your impending termination to enrollees receiving care from you. Notice given at least thirty (30) days before the effective date of the termination shall be deemed reasonable; provided, however, that if your termination is for reasons related to imminent harm to enrollees, notification of termination may be given to enrollees immediately. If you are entitled to a review by us of our decision to terminate you pursuant to Tex. Ins. Code Ann. § 1301.057, we will not notify enrollees of your impending termination its effective date or until the time the review panel makes its formal recommendation, whichever is later.

(d) Continuation of Care for Enrollee Special Circumstance. Unless termination of this agreement between you and us is based upon reasons relating to medical competence or professional behavior, we or the participating entity shall have a continuing obligation to reimburse you if you are treating an enrollee with special circumstance at no less than the rate provided in this agreement between you and us. For purposes of this section, “special circumstance” means a condition with regard to which you reasonably believe that discontinuing care by you and transferring the enrollee’s care to another provider could cause harm to the enrollee, such as a disability, acute condition, life-threatening illness, or pregnancy of more than twenty-four (24) weeks. You must identify the special circumstance and request that the enrollee be permitted to continue treatment under your care. You must also agree not to seek payment from the enrollee of any amounts for which the enrollee would not be responsible if this agreement between you and we were still in effect. Any dispute regarding the necessity for continued treatment by you shall be resolved pursuant to our dispute resolution procedures contained in the appeal procedure for medical necessity determinations as described in the provider manual or administrative manual. If you are terminated, the obligation to reimburse you for ongoing treatment of an enrollee with special circumstance continues through: (a) the ninetieth (90th) day after the effective date of your termination; (b) nine (9) months following the effective date of the termination for an enrollee who at the time of the termination has been diagnosed with a terminal illness; or (c) delivery of the child, immediate postpartum care, including a follow-up checkup within the first six (6) weeks of delivery, for an enrollee who is past the twenty-fourth (24th) week of pregnancy at the effective date of the termination.

(e) Voluntary Termination by You. You may terminate this Agreement upon 30 days’ written notice if you provide us with such written notice within 30 days of receiving information requested under 28 Tex. Admin. Code § 3.3703(a)(20), as described in section 15 above. You agree to cooperate with us to give enrollees the notice described in (c) above.

23. No Retaliatory Action. We shall not engage in any retaliatory action, including termination of or refusal to renew the agreement between you and us, against you because you have, on behalf of an enrollee, reasonably filed a complaint against us or have appealed a decision of ours.

24. Provisions Specific to Podiatrists. The provisions contained in this section apply only in the event that Provider is a podiatrist licensed by the Texas State Board of Podiatric Medical Examiners.

(a) Request for Coding Guidelines and Payment Schedules. Within thirty (30) days after the date of your request, we shall provide a copy of the coding guidelines and payment schedules applicable to the compensation that you shall receive under the agreement.

(b) No Unilateral Material Retroactive Change. We may not unilaterally make material retroactive revisions to the coding guidelines and payment schedules.

(c) X-Rays and Orthotics. You may, practicing within the scope of the law regulating podiatry, furnish x-rays and nonprefabricated orthotics covered by an enrollee’s benefit contract.

AMENDMENT

WhiteGlove House Call Health, Inc. (“Medical Group”) is party to an agreement, effective 08/01/2009, (the “Agreement”) with United HealthCare Insurance Company and/or one or more of its affiliates, (collectively referred to as “United”), under which Medical Group participates in UnitedHealthcare’s network of contracted participating providers.

The parties mutually desire to modify certain aspects of their business relationship. Accordingly, the parties hereby amend the Agreement, as follows:

1. The effective date of this amendment is September 15, 2010.

2. To the extent this Amendment conflicts with the Agreement, this Amendment supersedes the conflicting provision of the Agreement. This Amendment further supersedes any provision of the Agreement to the extent such provision goes beyond the provisions of this Amendment in excluding a Customer, Paver or Benefit Plan from accessing Medical Group’s services under the Agreement.

3. The following definitions supersede the same defined terms in the Agreement, and also supersede equivalent defined terms, in the event any exist in the Agreement. For example, the definition of “Benefit Plan” in this Amendment supersedes the definition of “Benefit Contract”, the definition of “Covered Service” in this Amendment supersedes the definition of “Health Service”, the definition of “Customer” in this Amendment supersedes the definition of “Member”, and the definition of “Payer” in this Amendment supersedes the definition of “Payor”.

a. Benefit Plan means a certificate of coverage, summary plan descriptions or other document or agreement, whether delivered in paper, electronic, or other format under which a Paver is obligated to provide coverage of Covered Services for a Customer.

b. Covered Service is a health care service or product for which a Customer is entitled to receive coverage from a Payer, pursuant to the terms of the Customer’s Benefit Plan with that Payer.

c. Customer is a person eligible and enrolled to receive coverage from a Payer for Covered Services.

d. Payer is a person or entity obligated to a Customer to provide reimbursement for Covered Services under the Customer’s Benefit Plan, and authorized by United to access Medical Group’s services under this Agreement.

e. United’s Affiliates are those entities controlling, controlled by, or under common control with United HealthCare Insurance Company.

4. The attached “Benefit Plan Descriptions Appendix” is added to the Agreement. Any similar attachment to the Agreement concerning the products, Benefit Plans or networks in which Medical Group will participate is hereby deleted and replaced with this Appendix.

5. The following provision shall be added to the Agreement:

PacifiCare Protocols. For Customers enrolled in Benefit Plans issued or administered by a subsidiary of either PacifiCare Health Plan Administrators, Inc. or PacifiCare Health Systems, LLC (“PacifiCare Customers”). Medical Group will be subject to the Protocols described in or made available through the PacifiCare Provider Policy and Procedure Manual (“PacifiCare Manual”). When this Agreement refers to the Administrative Manual or Guide, it is also referring to the PacifiCare Manual. The PacifiCare Manual will be made available to Medical Group on line or upon request. In the event of any conflict between this Agreement or the UnitedHealthcare Physician, Health Care Professional, Facility and Ancillary Provider Administrative Guide or other UnitedHealthcare administrative protocols, and the PacifiCare Manual, in connection with any matter pertaining to a PacifiCare Customer, the PacifiCare Manual will govern, unless applicable statutes and regulations dictate otherwise. United may make changes to the Administrative

Manual or Guide or PacifiCare Manual or other administrative protocols upon 30 days’ electronic or written notice to Medical Group.”

6. The following paragraph will be added to the Agreement and will replace any provision in the Agreement to the extent such provision directly conflicts with it:

Payment may be denied in whole or in part if services provided are determined by United to be medically unnecessary, and Medical Group may not bill the Customer for such services unless the Customer has, with knowledge of United’s determination of a lack of medical necessity, agreed in writing to be responsible for payment of those charges.

7. The attached Texas Regulatory Requirements Appendix will be added to the agreement and will supersede and replace any previous regulatory requirements appendix, addendum or provision in the Agreement.

8. Appendix 3 entitled Fee Schedule Sample is deleted in its entirety and replaced with the following Appendix(cies) 3 Fee Schedule Samples and Fee Schedule Specifications.

9. Beginning July 1, 2011, rates for an initial visit will be determined as follows:

If United averages [****] initial visits per month in the Applicable Reporting Period, the rate shall be [****].

If United averages [****] or more initial visits per month in the Applicable Reporting Period, the rate shall be [****].

If initial visits per month do not exceed [****] per month during the Applicable Reporting Period, the rate shall be [****].

10. The Applicable Reporting Period will be January 1 - May 31 for July 1 rate updates and July 1 - November 30 for January 1 rate updates.

11. The PROVIDER DESCRIPTION Section of the Agreement reference page is hereby deleted and replaced with the following, “Counties serviced by Medical Group in the State of Texas”.

12. A United group that has a direct contract with WhiteGlove House Call Health, Inc., either at the time of execution of this amendment or in the future from the permitted sales efforts of WhiteGlove House Call Health, for Covered Services is not covered by this Agreement during the term of the agreement between the United group and WhiteGlove House Call Health. Inc.

A United group shall be defined as any group accessing United’s network.

13. At the request of UHC, which is only to be when audited, WhiteGlove House Call Health, Inc. will provide a list of United groups contracted directly with WhiteGlove House Call Health, Inc. UHC agrees to limit the use of that list to purposes related solely to claims audit and administration.

14. The Agreement term is for a one year from the Effective Date and can be terminated by either party after the one year term with a 120 day written notice.

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

All other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment to be effective as of the date set forth above.

WhiteGlove House Call Health, Inc., on behalf of Medical Group

Signature

Print Name

Title

Date

United HealthCare Insurance Company, on behalf of itself, United HealthCare of Texas, Inc., PacifiCare of Texas, Inc., Exorcare of Texas, L.L.C. and no other affiliates, as signed by its authorized representative:

Signature	Signature

Print Name	Print Name

Title	Title

Date	Date

AMENDMENT

WhiteGlove House Call Health, Inc. (“Medical Group”) is party to an agreement, effective 08/01/2009, (the “Agreement”) with United HealthCare Insurance Company and/or one or more of its affiliates, (collectively referred to as “United”), under which Medical Group participates in UnitedHealthcare’s network of contracted participating providers.

The parties mutually desire to modify certain aspects of their business relationship. Accordingly, the parties hereby amend the Agreement, as follows:

1. The effective date of this amendment is September 15, 2010.

2. To the extent this Amendment conflicts with the Agreement, this Amendment supersedes the conflicting provision of the Agreement. This Amendment further supersedes any provision of the Agreement to the extent such provision goes beyond the provisions of this Amendment in excluding a Customer, Paver or Benefit Plan from accessing Medical Group’s services under the Agreement.

3. The following definitions supersede the same defined terms in the Agreement, and also supersede equivalent defined terms, in the event any exist in the Agreement. For example, the definition of “Benefit Plan” in this Amendment supersedes the definition of “Benefit Contract”, the definition of “Covered Service” in this Amendment supersedes the definition of “Health Service”, the definition of “Customer” in this Amendment supersedes the definition of “Member”, and the definition of “Payer” in this Amendment supersedes the definition of “Payor”.

a. Benefit Plan means a certificate of coverage, summary plan descriptions or other document or agreement, whether delivered in paper, electronic, or other format under which a Paver is obligated to provide coverage of Covered Services for a Customer.

b. Covered Service is a health care service or product for which a Customer is entitled to receive coverage from a Payer, pursuant to the terms of the Customer’s Benefit Plan with that Payer.

c. Customer is a person eligible and enrolled to receive coverage from a Payer for Covered Services.

d. Payer is a person or entity obligated to a Customer to provide reimbursement for Covered Services under the Customer’s Benefit Plan, and authorized by United to access Medical Group’s services under this Agreement.

e. United’s Affiliates are those entities controlling, controlled by, or under common control with United HealthCare Insurance Company.

4. The attached “Benefit Plan Descriptions Appendix” is added to the Agreement. Any similar attachment to the Agreement concerning the products, Benefit Plans or networks in which Medical Group will participate is hereby deleted and replaced with this Appendix.

5. The following provision shall be added to the Agreement:

PacifiCare Protocols. For Customers enrolled in Benefit Plans issued or administered by a subsidiary of either PacifiCare Health Plan Administrators, Inc. or PacifiCare Health Systems, LLC (“PacifiCare Customers”). Medical Group will be subject to the Protocols described in or made available through the PacifiCare Provider Policy and Procedure Manual (“PacifiCare Manual”). When this Agreement refers to the Administrative Manual or Guide, it is also referring to the PacifiCare Manual. The PacifiCare Manual will be made available to Medical Group on line or upon request. In the event of any conflict between this Agreement or the UnitedHealthcare Physician, Health Care Professional, Facility and Ancillary Provider Administrative Guide or other UnitedHealthcare administrative protocols, and the PacifiCare Manual, in connection with any matter pertaining to a PacifiCare Customer, the PacifiCare Manual will govern, unless applicable statutes and regulations dictate otherwise. United may make changes to the Administrative

Manual or Guide or PacifiCare Manual or other administrative protocols upon 30 days’ electronic or written notice to Medical Group.”

6. The following paragraph will be added to the Agreement and will replace any provision in the Agreement to the extent such provision directly conflicts with it:

Payment may be denied in whole or in part if services provided are determined by United to be medically unnecessary, and Medical Group may not bill the Customer for such services unless the Customer has, with knowledge of United’s determination of a lack of medical necessity, agreed in writing to be responsible for payment of those charges.

7. The attached Texas Regulatory Requirements Appendix will be added to the agreement and will supersede and replace any previous regulatory requirements appendix, addendum or provision in the Agreement.

8. Appendix 3 entitled Fee Schedule Sample is deleted in its entirety and replaced with the following Appendix(cies) 3 Fee Schedule Samples and Fee Schedule Specifications.

9. Beginning July 1, 2011, rates for an initial visit will be determined as follows:

If United averages [****] initial visits per month in the Applicable Reporting Period, the rate shall be [****].

If United averages [****] or more initial visits per month in the Applicable Reporting Period, the rate shall be [****].

If initial visits per month do not exceed [****] per month during the Applicable Reporting Period, the rate shall be [****].

10. The Applicable Reporting Period will be January 1 - May 31 for July 1 rate updates and July 1 - November 30 for January 1 rate updates.

11. The PROVIDER DESCRIPTION Section of the Agreement reference page is hereby deleted and replaced with the following, “Counties serviced by Medical Group in the State of Texas”.

12. A United group that has a direct contract with WhiteGlove House Call Health, Inc., either at the time of execution of this amendment or in the future from the permitted sales efforts of WhiteGlove House Call Health, for Covered Services is not covered by this Agreement during the term of the agreement between the United group and WhiteGlove House Call Health. Inc.

A United group shall be defined as any group accessing United’s network.

13. At the request of UHC, which is only to be when audited, WhiteGlove House Call Health, Inc. will provide a list of United groups contracted directly with WhiteGlove House Call Health, Inc. UHC agrees to limit the use of that list to purposes related solely to claims audit and administration.

14. The Agreement term is for a one year from the Effective Date and can be terminated by either party after the one year term with a 120 day written notice.

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

All other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment to be effective as of the date set forth above.

WhiteGlove House Call Health, Inc., on behalf of Medical Group

Signature

Print Name

Title

Date

United HealthCare Insurance Company, on behalf of itself, United HealthCare of Texas, Inc., PacifiCare of Texas, Inc., Exorcare of Texas, L.L.C. and no other affiliates, as signed by its authorized representative:

Signature	Signature

Print Name	Print Name

Title	Title

Date	Date

Benefit Plan Descriptions Appendix

United may allow Payers to access Medical Group’s services under this Agreement for the Benefit Plan types described below:

•	Benefit Plans where Customers are offered a network of Participating Providers and must select a primary physician. Such Benefit Plans may or may not include an out-of-network benefit.

•	Benefit Plans where Customers are offered a network of Participating Providers but are not required to select a primary physician. Such Benefit Plans may or may not include an out-of-network benefit.

•	Benefit Plans where Customers are not offered a network of Participating Providers from which they may receive Covered Services.

However, this Agreement does not apply to the following:

•

Benefit Plans sponsored, issued or administered by any Payer where the Benefit Plan is intended to replace, either partially or in its entirety, the traditional Medicare coverage (Medicare Part A and Medicare Part B) issued to beneficiaries by the Centers for Medicare and Medicaid Services. Note: Although Medicare Benefit Plans are excluded from this Agreement, there can be a separate agreement between the parties or between United Affiliates and the affiliates of Medical Group or other entity authorized to contract on behalf of Medical Group (such as an IPA agreement) providing for Medical Group’s participation in a network for those Benefit Plans.

•

Benefit Plans for Medicaid Customers. Note: Although Medicaid Benefit Plans are excluded from this Agreement, there can be a separate agreement between the parties or between United Affiliates and the affiliates of Medical Group or other entity authorized to contract on behalf of Medical Group (such as an IPA agreement) providing for Medical Group’s participation in a network for those Benefit Plans.

•	Medicare Advantage Private Fee-For-Service Plans

•	Benefit Plans for Medicare Select

•	Benefit Plans for workers’ compensation benefit programs.

Appendix 3 - Options PPO

Representative Options PPO Fee Schedule Sample for: 81349/81350

The provisions of this fee schedule apply to Covered Services by Medical Group to Customers covered by Benefit Plans marketed under the name “Options PPO” and Benefit Plans where Customers are not offered a network of participating physicians and other health care professionals from which they may receive Covered Services. This fee schedule does not apply to Covered Services rendered by Medical Group to Customers covered by Benefit Plans sponsored, issued or administered by a subsidiary of either PacifiCare Health Plan Administrators, Inc. or PacifiCare Health Systems, LLC.

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the Customer is responsible to pay under the Customer’s Benefit Plan will be subtracted from the listed amount in determining the amount to be paid by the Payer. The actual payment amount is also subject to matters described in this Agreement, such as the Payment Policies. This information is subject to the confidentiality provisions of this Agreement.

Market Standard Specifications

Austin Market(s)

Specifications as of: 09/01/2010

Report Date: 09/03/2010*

AUSTN 81349

Market	Mkt Std ID	CMS carrier locality	Site of Service	Linked Schedule ID

Austin	AUSTN 81349	0000000	NonFac	AUSTN 81350

Type Of Service	Primary Fee Source	Pricing Level
EVALUATION & MANAGEMENT	2008 CMS RBRVS (0000000)	[****]
EVALUATION & MANAGEMENT - NEONATAL	2008 CMS RBRVS (0000000)	[****]
EVALUATION & MANAGEMENT - PREVENTIVE	2008 CMS RBRVS (0000000)	[****]
EVALUATION & MANAGEMENT - NURSING FACILITY SVCS	2008 CMS RBRVS (0000000)	[****]
SURGERY - INTEGUMENTARY	2008 CMS RBRVS (0000000)	[****]
SURGERY - MUSCULOSKELETAL	2008 CMS RBRVS (0000000)	[****]
SURGERY - RESPIRATORY	2008 CMS RBRVS (0000000)	[****]
SURGERY - CARDIOVASCULAR	2008 CMS RBRVS (0000000)	[****]
SURGERY - HEMIC & LYMPHATIC	2008 CMS RBRVS (0000000)	[****]
SURGERY - MEDIASTINUM & DIAPHRAGM	2008 CMS RBRVS (0000000)	[****]
SURGERY - DIGESTIVE	2008 CMS RBRVS (0000000)	[****]
SURGERY - URINARY	2008 CMS RBRVS (0000000)	[****]
SURGERY - MALE GENITAL	2008 CMS RBRVS (0000000)	[****]
SURGERY- FEMALE GENITAL	2008 CMS RBRVS (0000000)	[****]
SURGERY - MATERNITY & DELIVERY	2008 CMS RBRVS (0000000)	[****]
SURGERY - ENDOCRINE	2008 CMS RBRVS (0000000)	[****]
SURGERY - NERVOUS	2008 CMS RBRVS (0000000)	[****]
SURGERY - EYE & OCULAR ADNEXA	2008 CMS RBRVS (0000000)	[****]
SURGERY - AUDITORY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - BONE DENSITY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - CT	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - MAMMOGRAPHY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - MRI	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - MRA	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - NUCLEAR MEDICINE	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - PET SCANS	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - RADIATION THERAPY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - ULTRASOUND	2008 CMS RBRVS (0000000)	[****]
LAB - PATHOLOGY	2008 CMS RBRVS (0000000)	[****]
OFFICE LAB	2008 CMS Clinical Lab Schedule - National Limit	[****]
CLINICAL LABORATORY	2008 CMS Clinical Lab Schedule - National Limit	[****]
MEDICINE - OPHTHALMOLOGY	2008 CMS RBRVS (0000000)	[****]
MEDICINE - CARDIOVASCULAR	2008 CMS RBRVS (0000000)	[****]
MEDICINE - ALLERGY & CLINICAL IMMUNOLOGY	2008 CMS RBRVS (0000000)	[****]
MEDICINE - CHIROPRACTIC MANIPULATIVE TREATMENT	2008 CMS RBRVS (0000000)	[****]
MEDICINE - PHYSICAL MED AND REHAB - MODALITIES	2008 CMS RBRVS (0000000)	[****]
MEDICINE - PHYSICAL MED AND REHAB -THERAPIES & OTHER	2008 CMS RBRVS (0000000)	[****]
MEDICINE - OTHER	2008 CMS RBRVS (0000000)	[****]
MEDICINE - IMMUNIZATION ADMINISTRATION	2008 CMS RBRVS (0000000)	[****]
MEDICINE - CHEMO ADMIN	2008 CMS RBRVS (0000000)	[****]
OBSTETRICS - GLOBAL	2008 CMS RBRVS (0000000)	[****]
IMMUNIZATIONS	Redbook J Code-CPT Code AWP	[****]
INJECTABLES/OTHER DRUGS	CMS Drug Pricing	[****]
INJECTABLES - ONCOLOGY/ THERAPEUTIC CHEMO DRUGS	CMS Drug Pricing	[****]
INJECTABLES - IVIG	CMS Drug Pricing	[****]
INJECTABLES - SALINE & DEXTROSE SOLUTIONS	CMS Drug Pricing	[****]
DME & SUPPLIES	2008 CMS DME Floor	[****]
DME & SUPPLIES - RESPIRATORY	2008 CMS DME Floor	[****]
DME & SUPPLIES - ORTHOTICS	2008 CMS DME Floor	[****]
DME & SUPPLIES - PROSTHETICS	2008 CMS DME Floor	[****]
AMBULANCE	2008 CMS Ambulance Schedule - Urban (0000000)	[****]

Hard Codes

[****]

[****]

[****]

[****]

[****]

[****]

[****]

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the customer is responsible to pay under the customers benefit contract will be subtracted from the listed amount in determining the amount to be paid by the payer. The actual payment amount is also subject to matters described in this agreement, such as the payment policies. Please remember that this information is subject to the confidentiality provisions of this agreement.

Note: Maintenance to this fee schedule occurs routinely and may still occur after the report date for the fee amounts selected.

Confidential and Proprietary    Not for Distribution to Third Parties

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Representative Fee Schedule Sample for Family Practice: AUSTN 81349

Fee amounts as of: 09/01/2010

Report Date: 09/03/2010*

Site of Service - Linked Schedule ID: AUSTN 81350

CPT	Mod	CPT Description	Type of Service	Place of Service	Fee

17110	00	DESTRUCTION BENI	SURGERY - INTEGUMENTARY	NonFac	[****]
20610	00	ARTHROCENTESIS A	SURGERY - MUSCULOSKELETAL	NonFac	[****]
36415	00	COLLECTION OF VE	CLINICAL LABORATORY	NonFac	[****]
59400	00	ROUTINE OB CARE	OBSTETRICS - GLOBAL	NonFac	[****]
71020	00	RADEX CH 2 VIEWS	RADIOLOGY	NonFac	[****]
71020	26	RADEX CH 2 VIEWS	RADIOLOGY	NonFac	[****]
71020	TC	RADEX CH 2 VIEWS	RADIOLOGY	NonFac	[****]
80050	TC	GENERAL HEALTH P	CLINICAL LABORATORY	NonFac	[****]
80053	00	COMPRE METAB PAN	CLINICAL LABORATORY	NonFac	[****]
80061	00	LIPID PANEL	CLINICAL LABORATORY	NonFac	[****]
85025	00	BLD COUNT: CMPL	CLINICAL LABORATORY	NonFac	[****]
87850	00	IAADADOO STREPT	OFFICE LAB	NonFac	[****]
90471	00	IMMUNIZATION ADM	MEDICINE - IMMUNIZATION ADMINISTRATION	NonFac	[****]
90648	00	HUMAN PAPILLOMA	IMMUNIZATIONS	NonFac	[****]
90558	00	INFLUENZA VACCIN	IMMUNIZATIONS	NonFac	[****]
90715	00	TOAP VACCINE 7 Y	IMMUNIZATIONS	NonFac	[****]
90716	00	VARICELLA VIRUS	IMMUNIZATIONS	NonFac	[****]
90734	00	MENINGOCOCCAL CO	IMMUNIZATIONS	NonFac	[****]
93000	00	ECG-ROUTINE 12 L	MEDICINE - OTHER	NonFac	[****]
83307	00	TTHRC R-T IMG 2D	MEDICINE - CARDIOVASCULAR	NonFac	[****]
93307	26	TTHRC R-T IMG 2D	MEDICINE - CARDIOVASCULAR	NonFac	[****]
93307	TC	TTHRC R-T IMG 2D	MEDICINE - CARDIOVASCULAR	NonFac	[****]
96372	00	THERAPEUTIC PROP	MEDICINE - OTHER	NonFac	[****]
97110	00	THERAP 1/>AREAS	MEDICINE-PHYSICAL MED AND REHAB-THERAPIES&OTHER	NonFac	[****]
97140	00	MNL TX TECH I/MO	MEDICINE-PHYSICAL MED AND REHAB-THERAPIES&OTHER	NonFac	[****]
99202	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFac	[****]
99203	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFac	[****]
99204	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFac	[****]
99205	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFac	[****]
99211	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFac	[****]
99212	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFac	[****]
99213	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFac	[****]
99214	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFac	[****]
99215	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFac	[****]
99223	00	INT HOSP-DAY ES	EVALUATION & MANAGEMENT	NonFac	[****]
99232	00	SUBSQT HSP-DAY E	EVALUATION & MANAGEMENT	NonFac	[****]
99233	00	SUBSQT HOSP-DAY	EVALUATION & MANAGEMENT	NonFac	[****]
99243	00	OFFICE CNSLT NEW	EVALUATION & MANAGEMENT	NonFac	[****]
99244	00	OFC CNSLT NEW/ES	EVALUATION & MANAGEMENT	NonFac	[****]
99283	00	EMERG DEPT VISIT	EVALUATION & MANAGEMENT	NonFac	[****]
99284	00	ER VISIT E&M HIG	EVALUATION & MANAGEMENT	NonFac	[****]
99285	00	ER VISIT E&M HIG	EVALUATION & MANAGEMENT	NonFac	[****]
99386	00	1ST PREVENTIVE M	EVALUATION & MANAGEMENT - PREVENTIVE	NonFac	[****]
99386	00	1ST PREVENTIVE M	EVALUATION & MANAGEMENT - PREVENTIVE	NonFac	[****]
99391	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFac	[****]
99392	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFac	[****]
99393	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFac	[****]
99394	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFac	[****]
99395	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFac	[****]
99396	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFac	[****]

Last Routine Maintenance Update: 10-01-2010

[****]

[****]

[****]

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the customer is responsible to pay under the customers benefit contract will be subtracted from the listed amount in determining the amount to be paid by the payer. The actual payment amount is also subject to matters described in this agreement, such as the payment policies. Please remember that this information is subject to the confidentiality provisions of this agreement.

Note: Maintenance to this fee schedule occurs routinely and may still occur after the report date for the fee amounts selected.

Confidential and Proprietary    Not for Distribution to Third Parties

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Market Standard Specifications

Austin Market(s)

Specifications as of: 09/01/2010

Report Date: 09/03/2010*

AUSTN 81350

Market	Mkt Std ID	CMS carrier locality	Site of Service	Linked Schedule ID

Austin	AUSTN 81350	0000000	Fac	AUSTN 81349

Type Of Service	Primary Fee Source	Pricing Level
EVALUATION & MANAGEMENT	2008 CMS RBRVS (0000000)	[****]
EVALUATION & MANAGEMENT - NEONATAL	2008 CMS RBRVS (0000000)	[****]
EVALUATION & MANAGEMENT - PREVENTIVE	2008 CMS RBRVS (0000000)	[****]
EVALUATION & MANAGEMENT - NURSING FACILITY SVCS	2008 CMS RBRVS (0000000)	[****]
SURGERY - INTEGUMENTARY	2008 CMS RBRVS (0000000)	[****]
SURGERY - MUSCULOSKELETAL	2008 CMS RBRVS (0000000)	[****]
SURGERY - RESPIRATORY	2008 CMS RBRVS (0000000)	[****]
SURGERY - CARDIOVASCULAR	2008 CMS RBRVS (0000000)	[****]
SURGERY - HEMIC & LYMPHATIC	2008 CMS RBRVS (0000000)	[****]
SURGERY - MEDIASTINUM & DIAPHRAGM	2008 CMS RBRVS (0000000)	[****]
SURGERY - DIGESTIVE	2008 CMS RBRVS (0000000)	[****]
SURGERY - URINARY	2008 CMS RBRVS (0000000)	[****]
SURGERY - MALE GENITAL	2008 CMS RBRVS (0000000)	[****]
SURGERY- FEMALE GENITAL	2008 CMS RBRVS (0000000)	[****]
SURGERY - MATERNITY & DELIVERY	2008 CMS RBRVS (0000000)	[****]
SURGERY - ENDOCRINE	2008 CMS RBRVS (0000000)	[****]
SURGERY - NERVOUS	2008 CMS RBRVS (0000000)	[****]
SURGERY - EYE & OCULAR ADNEXA	2008 CMS RBRVS (0000000)	[****]
SURGERY - AUDITORY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - BONE DENSITY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - CT	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - MAMMOGRAPHY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - MRI	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - MRA	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - NUCLEAR MEDICINE	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - PET SCANS	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - RADIATION THERAPY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - ULTRASOUND	2008 CMS RBRVS (0000000)	[****]
LAB - PATHOLOGY	2008 CMS RBRVS (0000000)	[****]
OFFICE LAB	2008 CMS Clinical Lab Schedule - National Limit	[****]
CLINICAL LABORATORY	2008 CMS Clinical Lab Schedule - National Limit	[****]
MEDICINE - OPHTHALMOLOGY	2008 CMS RBRVS (0000000)	[****]
MEDICINE - CARDIOVASCULAR	2008 CMS RBRVS (0000000)	[****]
MEDICINE - ALLERGY & CLINICAL IMMUNOLOGY	2008 CMS RBRVS (0000000)	[****]
MEDICINE - CHIROPRACTIC MANIPULATIVE TREATMENT	2008 CMS RBRVS (0000000)	[****]
MEDICINE - PHYSICAL MED AND REHAB - MODALITIES	2008 CMS RBRVS (0000000)	[****]
MEDICINE - PHYSICAL MED AND REHAB -THERAPIES & OTHER	2008 CMS RBRVS (0000000)	[****]
MEDICINE - OTHER	2008 CMS RBRVS (0000000)	[****]
MEDICINE - IMMUNIZATION ADMINISTRATION	2008 CMS RBRVS (0000000)	[****]
MEDICINE - CHEMO ADMIN	2008 CMS RBRVS (0000000)	[****]
OBSTETRICS - GLOBAL	2008 CMS RBRVS (0000000)	[****]
IMMUNIZATIONS	Redbook J Code-CPT Code AWP	[****]
INJECTABLES/OTHER DRUGS	CMS Drug Pricing	[****]
INJECTABLES - ONCOLOGY/ THERAPEUTIC CHEMO DRUGS	CMS Drug Pricing	[****]
INJECTABLES - IVIG	CMS Drug Pricing	[****]
INJECTABLES - SALINE & DEXTROSE SOLUTIONS	CMS Drug Pricing	[****]
DME & SUPPLIES	2008 CMS DME Floor	[****]
DME & SUPPLIES - RESPIRATORY	2008 CMS DME Floor	[****]
DME & SUPPLIES - ORTHOTICS	2008 CMS DME Floor	[****]
DME & SUPPLIES - PROSTHETICS	2008 CMS DME Floor	[****]
AMBULANCE	2008 CMS Ambulance Schedule - Urban (0000000)	[****]

Hard Codes

[****]

[****]

[****]

[****]

[****]

[****]

Schedule Type: FFS

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the customer is responsible to pay under the customers benefit contract will be subtracted from the listed amount in determining the amount to be paid by the payer. The actual payment amount is also subject to matters described in this agreement, such as the payment policies. Please remember that this information is subject to the confidentiality provisions of this agreement.

Note: Maintenance to this fee schedule occurs routinely and may still occur after the report date for the fee amounts selected.

Confidential and Proprietary    Not for Distribution to Third Parties

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Representative Fee Schedule Sample for Family Practice: AUSTN 81350

Fee amounts as of: 09/01/2010

Report Date: 09/03/2010*

Site of Service - Linked Schedule ID: AUSTN 81349

CPT	Mod	CPT Description	Type of Service	Place of Service	Fee

17110	00	DESTRUCTION BENI	SURGERY - INTEGUMENTARY	NonFac	[****]
20610	00	ARTHROCENTESIS A	SURGERY - MUSCULOSKELETAL	NonFac	[****]
36415	00	COLLECTION OF VE	CLINICAL LABORATORY	NonFac	[****]
59400	00	ROUTINE OB CARE	OBSTETRICS - GLOBAL	NonFac	[****]
71020	00	RADEX CH 2 VIEWS	RADIOLOGY	NonFac	[****]
71020	26	RADEX CH 2 VIEWS	RADIOLOGY	NonFac	[****]
71020	TC	RADEX CH 2 VIEWS	RADIOLOGY	NonFac	[****]
80050	TC	GENERAL HEALTH P	CLINICAL LABORATORY	NonFac	[****]
80053	00	COMPRE METAB PAN	CLINICAL LABORATORY	NonFac	[****]
80061	00	LIPID PANEL	CLINICAL LABORATORY	NonFac	[****]
85025	00	BLD COUNT: CMPL	CLINICAL LABORATORY	NonFac	[****]
87850	00	IAADADOO STREPT	OFFICE LAB	NonFac	[****]
90471	00	IMMUNIZATION ADM	MEDICINE - IMMUNIZATION ADMINISTRATION	NonFac	[****]
90648	00	HUMAN PAPILLOMA	IMMUNIZATIONS	NonFac	[****]
90558	00	INFLUENZA VACCIN	IMMUNIZATIONS	NonFac	[****]
90715	00	TOAP VACCINE 7 Y	IMMUNIZATIONS	NonFac	[****]
90716	00	VARICELLA VIRUS	IMMUNIZATIONS	NonFac	[****]
90734	00	MENINGOCOCCAL CO	IMMUNIZATIONS	NonFac	[****]
93000	00	ECG-ROUTINE 12 L	MEDICINE - OTHER	NonFac	[****]
83307	00	TTHRC R-T IMG 2D	MEDICINE - CARDIOVASCULAR	NonFac	[****]
93307	26	TTHRC R-T IMG 2D	MEDICINE - CARDIOVASCULAR	NonFac	[****]
93307	TC	TTHRC R-T IMG 2D	MEDICINE - CARDIOVASCULAR	NonFac	[****]
96372	00	THERAPEUTIC PROP	MEDICINE - OTHER	NonFac	[****]
97110	00	THERAP 1/>AREAS	MEDICINE-PHYSICAL MED AND REHAB-THERAPIES&OTHER	NonFac	[****]
97140	00	MNL TX TECH I/MO	MEDICINE-PHYSICAL MED AND REHAB-THERAPIES&OTHER	NonFac	[****]
99202	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFac	[****]
99203	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFac	[****]
99204	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFac	[****]
99205	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFac	[****]
99211	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFac	[****]
99212	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFac	[****]
99213	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFac	[****]
99214	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFac	[****]
99215	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFac	[****]
99223	00	INT HOSP-DAY ES	EVALUATION & MANAGEMENT	NonFac	[****]
99232	00	SUBSQT HSP-DAY E	EVALUATION & MANAGEMENT	NonFac	[****]
99233	00	SUBSQT HOSP-DAY	EVALUATION & MANAGEMENT	NonFac	[****]
99243	00	OFFICE CNSLT NEW	EVALUATION & MANAGEMENT	NonFac	[****]
99244	00	OFC CNSLT NEW/ES	EVALUATION & MANAGEMENT	NonFac	[****]
99283	00	EMERG DEPT VISIT	EVALUATION & MANAGEMENT	NonFac	[****]
99284	00	ER VISIT E&M HIG	EVALUATION & MANAGEMENT	NonFac	[****]
99285	00	ER VISIT E&M HIG	EVALUATION & MANAGEMENT	NonFac	[****]
99386	00	1ST PREVENTIVE M	EVALUATION & MANAGEMENT - PREVENTIVE	NonFac	[****]
99386	00	1ST PREVENTIVE M	EVALUATION & MANAGEMENT - PREVENTIVE	NonFac	[****]
99391	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFac	[****]
99392	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFac	[****]
99393	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFac	[****]
99394	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFac	[****]
99395	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFac	[****]
99396	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFac	[****]

Last Routine Maintenance Update: 10-01-2010

[****]

[****]

[****]

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the customer is responsible to pay under the customers benefit contract will be subtracted from the listed amount in determining the amount to be paid by the payer. The actual payment amount is also subject to matters described in this agreement, such as the payment policies. Please remember that this information is subject to the confidentiality provisions of this agreement.

Note: Maintenance to this fee schedule occurs routinely and may still occur after the report date for the fee amounts selected.

Confidential and Proprietary    Not for Distribution to Third Parties

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Additional Information About Your Fee Schedule

AUSTN 81350

The purpose of this document is to provide additional information about this fee schedule, including clarity about the fee sources used to derive fees and the type of routine maintenance changes that you can expect.

Primary Fee Source

The primary fee source is the main fee source used as the basis for deriving the fee within each category of codes. For instance, if the fee schedule for a given category of codes is derived by applying a particular conversion factor to the relative value units (RVUs) in the CMS fee schedule, those CMS relative value units are the primary fee source.

Alternate (Gap-Fill) Fee Source

Alternate (or “gap fill”) fee sources are used to fill gaps in the primary fee sources. For example, if a new CPT code has been created within the category of codes discussed above, and CMS has not yet established an RVU value for that code, we use one of the sources that exist within the industry to fill that gap, such as but not limited to Ingenix Essential RBRVS. For that CPT code, we adopt the RVU value established by the gap fill-fee source, and determine the fee schedule amount for that CPT code by applying to the gap-fill RVU the same conversion factor that we apply to the CMS RVU for those CPT codes that have CMS RVUs. At such time in the future as CMS publishes its own RVU value for that CPT code, we would begin using the primary fee source, CMS, to derive the fee for that code and no longer use the alternate source.

Percent of Charge Default

In the event that a fee is not sourced by either the primary or alternate fee source, such as services submitted using unclassified or miscellaneous codes, the codes are subject to correct coding review and may be priced at the default Percent of Charge indicated in the attached document(s).

Fee Source Links

•	CMS Relative Values and Fee Schedules: www.ems,hhs.gov

•	MICROMEDEX Red Book: www.micromedex.com

•	RJ Health Systems: www.reimbursementcodes.com

•	Ingenix Essential RBRVS: www.ingenixonline.com

•	American Society of Anesthesiologists: www.asahq.org

Site of Service

This fee schedule generally follows CMS guidelines for determining when services are priced at the Facility or Nonfacility fee schedule (with the exception of services performed at Ambulatory Surgery Centers, POS 24, which will be priced at the Facility fee schedule). CMS guidelines can be located at the website indicated above.

Routine Maintenance

United routinely updates its fee schedule in an effort to stay abreast of current coding practices widely used in the health care industry; in response to price changes for immunizations and injectable medications; and to remain in compliance with the intent of the contractual agreement. Routine maintenance occurs when United mechanically incorporates revised information created by a third party that is the source for a portion of the fee schedule. United will not generally attempt to communicate routine maintenance of this nature and will generally implement updates to be effective within 90 days from the date of final publication from one of our primary or alternate fee sources. Providers may expect the following types of fee updates to their fee schedules:

a.	Annual Changes to Relative Value Units, Conversion Factors, or Flat Rate Fees

This fee schedule follows a “Stated Year” construction methodology. It is generally intended to lock in to the 2008 RVU, the January 2008 Conversion Factor, and the 2008 Flat Rate Fees (non-RVU based fees such as Durable Medical Equipment fees) as the basis for deriving fees. Generally, any RVU, Conversion Factor, or Flat Rate Fee changes published in subsequent years by the primary and/or alternate fee sources will not be reflected in this fee schedule.

b.	Price Changes for Immunizations and Injectable Medications

United routinely updates its fee schedule in response to price changes for immunizations and injectable medications published by the primary and/or alternate fee sources. United currently utilizes CMS Drug Pricing and Thomson Micromedex Red Book AWP as its primary fee sources. The effective date of fee updates under this subsection b will be no later than the first day of the next calendar quarter after final publication by the fee source, except that if that quarter begins less than 60 days after final publication, the effective date will be no later than the first day of the next calendar quarter. For example, if final publication by the fee source is on April 10, the fee update under this subsection b will be effective no later than July 1, and if final publication by the fee source is on June 10, the fee update under this subsection c will be effective no later than October 1. For purposes of this paragraph, the date of a claim is the date of service.

c.	CPT/HCPCS Changes and Other Ongoing Updates

United routinely updates its fee schedule in response to additions, deletions, and changes to CPT codes by the American Medical Association; HCPCS codes by the Centers for Medicaid and Medicare Services; CMS changes to its annual update; and in response to similar changes (additions and revisions) to other service coding and reporting conventions that are widely used in the health care industry. Ordinarily, United’s fee schedule is updated using the original construction methodology along with the then-current RVU of the published CPT code. The effective date of fee updates under this subsection c will be no later than the first day of the next calendar quarter after final publication by the fee source, except that if that quarter begins less than 60 days after final publication, the effective date will be no later than the first day of the next calendar quarter. For example, if final publication by the fee source is on April 10, the fee update under this subsection c will be effective no later than July 1, and if final publication by the fee source is on June 10, the fee update under this subsection c will be effective no later than October 1. For purposes of this paragraph, the date of a claim is the date of service.

United is committed to providing transparency related to our fee schedules. If you have questions about this fee schedule, please contact Network Management at the address and phone number on your network participation agreement or you may use our fee schedule look-up function on the web at www.unitedhealthcareonline.com or contact our Voice Enabled Telephonic Self Service line at (877) 842-3210.

Appendix 3 - Products other than Options PPO

Representative All-Payer Fee Schedule Sample(s) for: 81349/81350

Unless another fee schedule to this agreement applies specifically to a particular benefit contract as it covers a particular customer, the provisions of this appendix apply to covered services rendered by you to customers covered by benefit contracts sponsored, issued or administered by all participating entities.

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the customer is responsible to pay under the customer’s benefit contract will be subtracted from the listed amount in determining the amount to be paid by the payer. The actual payment amount is also subject to matters described in this agreement, such as the reimbursement policies. Please remember that this information is subject to the confidentiality provisions of this agreement.

Market Standard Specifications

Austin Market(s)

Specifications as of: 09/01/2010

Report Date: 09/03/2010*

AUSTN 81349

Market	Mkt Std ID	CMS carrier locality	Site of Service	Linked Schedule ID

Austin	AUSTN 81349	0000000	NonFac	AUSTN 81350

Type Of Service	Primary Fee Source	Pricing Level
EVALUATION & MANAGEMENT	2008 CMS RBRVS (0000000)	[****]
EVALUATION & MANAGEMENT - NEONATAL	2008 CMS RBRVS (0000000)	[****]
EVALUATION & MANAGEMENT - PREVENTIVE	2008 CMS RBRVS (0000000)	[****]
EVALUATION & MANAGEMENT - NURSING FACILITY SVCS	2008 CMS RBRVS (0000000)	[****]
SURGERY - INTEGUMENTARY	2008 CMS RBRVS (0000000)	[****]
SURGERY - MUSCULOSKELETAL	2008 CMS RBRVS (0000000)	[****]
SURGERY - RESPIRATORY	2008 CMS RBRVS (0000000)	[****]
SURGERY - CARDIOVASCULAR	2008 CMS RBRVS (0000000)	[****]
SURGERY - HEMIC & LYMPHATIC	2008 CMS RBRVS (0000000)	[****]
SURGERY - MEDIASTINUM & DIAPHRAGM	2008 CMS RBRVS (0000000)	[****]
SURGERY - DIGESTIVE	2008 CMS RBRVS (0000000)	[****]
SURGERY - URINARY	2008 CMS RBRVS (0000000)	[****]
SURGERY - MALE GENITAL	2008 CMS RBRVS (0000000)	[****]
SURGERY - FEMALE GENITAL	2008 CMS RBRVS (0000000)	[****]
SURGERY - MATERNITY & DELIVERY	2008 CMS RBRVS (0000000)	[****]
SURGERY - ENDOCRINE	2008 CMS RBRVS (0000000)	[****]
SURGERY - NERVOUS	2008 CMS RBRVS (0000000)	[****]
SURGERY - EYE & OCULAR ADNEXA	2008 CMS RBRVS (0000000)	[****]
SURGERY - AUDITORY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - BONE DENSITY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - CT	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - MAMMOGRAPHY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - MRI	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - MRA	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - NUCLEAR MEDICINE	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - PET SCANS	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - RADIATION THERAPY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - ULTRASOUND	2008 CMS RBRVS (0000000)	[****]
LAB - PATHOLOGY	2008 CMS RBRVS (0000000)	[****]
OFFICE LAB	2008 CMS Clinical Lab Schedule - National Limit	[****]
CLINICAL LABORATORY	2008 CMS Clinical Lab Schedule - National Limit	[****]
MEDICINE - OPHTHALMOLOGY	2008 CMS RBRVS (0000000)	[****]
MEDICINE - CARDIOVASCULAR	2008 CMS RBRVS (0000000)	[****]
MEDICINE - ALLERGY & CLINICAL IMMUNOLOGY	2008 CMS RBRVS (0000000)	[****]
MEDICINE - CHIROPRACTIC MANIPULATIVE TREATMENT	2008 CMS RBRVS (0000000)	[****]
MEDICINE - PHYSICAL MED AND REHAB - MODALITIES	2008 CMS RBRVS (0000000)	[****]
MEDICINE - PHYSICAL MED AND REHAB - THERAPIES & OTHER	2008 CMS RBRVS (0000000)	[****]
MEDICINE - OTHER	2008 CMS RBRVS (0000000)	[****]
MEDICINE - IMMUNIZATION ADMINISTRATION	2008 CMS RBRVS (0000000)	[****]
MEDICINE - CHEMO ADMIN	2008 CMS RBRVS (0000000)	[****]
OBSTETRICS - GLOBAL	2008 CMS RBRVS (0000000)	[****]
IMMUNIZATIONS	Redbook J Code-CPT Code AWP	[****]
INJECTABLES/OTHER DRUGS	CMS Drug Pricing	[****]
INJECTABLES - ONCOLOGY/ THERAPEUTIC CHEMO DRUGS	CMS Drug Pricing	[****]
INJECTABLES - IVIG	CMS Drug Pricing	[****]
INJECTABLES - SALINE & DEXTROSE SOLUTIONS	CMS Drug Pricing	[****]
DME & SUPPLIES	2008 CMS DME Floor	[****]
DME & SUPPLIES - RESPIRATORY	2008 CMS DME Floor	[****]
DME & SUPPLIES - ORTHOTICS	2008 CMS DME Floor	[****]
DME & SUPPLIES - PROSTHETICS	2008 CMS DME Floor	[****]
AMBULANCE	2008 CMS Ambulance Schedule - Urban (0000000)	[****]

Hard Codes

[****]

[****]

[****]

[****]

[****]

[****]

Schedule Type: FFS

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the customer is responsible to pay under the customers benefit contract will be subtracted from the listed amount in determining the amount to be paid by the payer. The actual payment amount is also subject to matters described in this agreement, such as the payment policies. Please remember that this information is subject to the confidentiality provisions of this agreement.

Note: Maintenance to this fee schedule occurs routinely and may still occur after the report date for the fee amounts selected.

Confidential and Proprietary    Not for Distribution to Third Parties

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Representative Fee Schedule Sample for Family Practice : AUSTN 81349

Fee amounts as of: 09/01/2010

Report Date: 09/03/2010*

Site of Service - Linked Schedule ID: AUSTN 81350

CPT	Mod	CPT Description	Type of Service	Place of Service	Fee

17110	00	DESTRUCTION BENI	SURGERY - INTEGUMENTARY	NonFac	[****]
20610	00	ARTHROCENTESIS A	SURGERY - MUSCULOSKELETAL	NonFac	[****]
36415	00	COLLECTION OF VE	CLINICAL LABORATORY	NonFac	[****]
59400	00	ROUTINE OB CARE	OBSTETRICS - GLOBAL	NonFac	[****]
71020	00	RADEX CH 2 VIEWS	RADIOLOGY	NonFac	[****]
71020	26	RADEX CH 2 VIEWS	RADIOLOGY	NonFac	[****]
71020	TC	RADEX CH 2 VIEWS	RADIOLOGY	NonFac	[****]
80050	TC	GENERAL HEALTH P	CLINICAL LABORATORY	NonFac	[****]
80053	00	COMPRE METAB PAN	CLINICAL LABORATORY	NonFac	[****]
80061	00	LIPID PANEL	CLINICAL LABORATORY	NonFac	[****]
85025	00	BLD COUNT: CMPL	CLINICAL LABORATORY	NonFac	[****]
87850	00	IAADADOO STREPT	OFFICE LAB	NonFac	[****]
90471	00	IMMUNIZATION ADM	MEDICINE - IMMUNIZATION ADMINISTRATION	NonFac	[****]
90648	00	HUMAN PAPILLOMA	IMMUNIZATIONS	NonFac	[****]
90558	00	INFLUENZA VACCIN	IMMUNIZATIONS	NonFac	[****]
90715	00	TOAP VACCINE 7 Y	IMMUNIZATIONS	NonFac	[****]
90716	00	VARICELLA VIRUS	IMMUNIZATIONS	NonFac	[****]
90734	00	MENINGOCOCCAL CO	IMMUNIZATIONS	NonFac	[****]
93000	00	ECG-ROUTINE 12 L	MEDICINE - OTHER	NonFac	[****]
83307	00	TTHRC R-T IMG 2D	MEDICINE - CARDIOVASCULAR	NonFac	[****]
93307	26	TTHRC R-T IMG 2D	MEDICINE - CARDIOVASCULAR	NonFac	[****]
93307	TC	TTHRC R-T IMG 2D	MEDICINE - CARDIOVASCULAR	NonFac	[****]
96372	00	THERAPEUTIC PROP	MEDICINE - OTHER	NonFac	[****]
97110	00	THERAP 1/>AREAS	MEDICINE-PHYSICAL MED AND REHAB-THERAPIES&OTHER	NonFac	[****]
97140	00	MNL TX TECH I/MO	MEDICINE-PHYSICAL MED AND REHAB-THERAPIES&OTHER	NonFac	[****]
99202	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFac	[****]
99203	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFac	[****]
99204	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFac	[****]
99205	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	NonFac	[****]
99211	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFac	[****]
99212	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFac	[****]
99213	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFac	[****]
99214	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFac	[****]
99215	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	NonFac	[****]
99223	00	INT HOSP-DAY ES	EVALUATION & MANAGEMENT	NonFac	[****]
99232	00	SUBSQT HSP-DAY E	EVALUATION & MANAGEMENT	NonFac	[****]
99233	00	SUBSQT HOSP-DAY	EVALUATION & MANAGEMENT	NonFac	[****]
99243	00	OFFICE CNSLT NEW	EVALUATION & MANAGEMENT	NonFac	[****]
99244	00	OFC CNSLT NEW/ES	EVALUATION & MANAGEMENT	NonFac	[****]
99283	00	EMERG DEPT VISIT	EVALUATION & MANAGEMENT	NonFac	[****]
99284	00	ER VISIT E&M HIG	EVALUATION & MANAGEMENT	NonFac	[****]
99285	00	ER VISIT E&M HIG	EVALUATION & MANAGEMENT	NonFac	[****]
99386	00	1ST PREVENTIVE M	EVALUATION & MANAGEMENT - PREVENTIVE	NonFac	[****]
99386	00	1ST PREVENTIVE M	EVALUATION & MANAGEMENT - PREVENTIVE	NonFac	[****]
99391	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFac	[****]
99392	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFac	[****]
99393	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFac	[****]
99394	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFac	[****]
99395	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFac	[****]
99396	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	NonFac	[****]

Last Routine Maintenance Update: 10-01-2010

[****]

[****]

[****]

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the customer is responsible to pay under the customers benefit contract will be subtracted from the listed amount in determining the amount to be paid by the payer. The actual payment amount is also subject to matters described in this agreement, such as the payment policies. Please remember that this information is subject to the confidentiality provisions of this agreement.

Note: Maintenance to this fee schedule occurs routinely and may still occur after the report date for the fee amounts selected.

Confidential and Proprietary    Not for Distribution to Third Parties

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Market Standard Specifications

Austin Market(s)

Specifications as of: 09/01/2010

Report Date: 09/03/2010*

AUSTN 81350

Market	Mkt Std ID	CMS carrier locality	Site of Service	Linked Schedule ID

Austin	AUSTN 81350	0000000	Fac	AUSTN 81349

Type Of Service	Primary Fee Source	Pricing Level
EVALUATION & MANAGEMENT	2008 CMS RBRVS (0000000)	[****]
EVALUATION & MANAGEMENT - NEONATAL	2008 CMS RBRVS (0000000)	[****]
EVALUATION & MANAGEMENT - PREVENTIVE	2008 CMS RBRVS (0000000)	[****]
EVALUATION & MANAGEMENT - NURSING FACILITY SVCS	2008 CMS RBRVS (0000000)	[****]
SURGERY - INTEGUMENTARY	2008 CMS RBRVS (0000000)	[****]
SURGERY - MUSCULOSKELETAL	2008 CMS RBRVS (0000000)	[****]
SURGERY - RESPIRATORY	2008 CMS RBRVS (0000000)	[****]
SURGERY - CARDIOVASCULAR	2008 CMS RBRVS (0000000)	[****]
SURGERY - HEMIC & LYMPHATIC	2008 CMS RBRVS (0000000)	[****]
SURGERY - MEDIASTINUM & DIAPHRAGM	2008 CMS RBRVS (0000000)	[****]
SURGERY - DIGESTIVE	2008 CMS RBRVS (0000000)	[****]
SURGERY - URINARY	2008 CMS RBRVS (0000000)	[****]
SURGERY - MALE GENITAL	2008 CMS RBRVS (0000000)	[****]
SURGERY - FEMALE GENITAL	2008 CMS RBRVS (0000000)	[****]
SURGERY - MATERNITY & DELIVERY	2008 CMS RBRVS (0000000)	[****]
SURGERY - ENDOCRINE	2008 CMS RBRVS (0000000)	[****]
SURGERY - NERVOUS	2008 CMS RBRVS (0000000)	[****]
SURGERY - EYE & OCULAR ADNEXA	2008 CMS RBRVS (0000000)	[****]
SURGERY - AUDITORY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - BONE DENSITY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - CT	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - MAMMOGRAPHY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - MRI	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - MRA	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - NUCLEAR MEDICINE	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - PET SCANS	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - RADIATION THERAPY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - ULTRASOUND	2008 CMS RBRVS (0000000)	[****]
LAB - PATHOLOGY	2008 CMS RBRVS (0000000)	[****]
OFFICE LAB	2008 CMS Clinical Lab Schedule - National Limit	[****]
CLINICAL LABORATORY	2008 CMS Clinical Lab Schedule - National Limit	[****]
MEDICINE - OPHTHALMOLOGY	2008 CMS RBRVS (0000000)	[****]
MEDICINE - CARDIOVASCULAR	2008 CMS RBRVS (0000000)	[****]
MEDICINE - ALLERGY & CLINICAL IMMUNOLOGY	2008 CMS RBRVS (0000000)	[****]
MEDICINE - CHIROPRACTIC MANIPULATIVE TREATMENT	2008 CMS RBRVS (0000000)	[****]
MEDICINE - PHYSICAL MED AND REHAB - MODALITIES	2008 CMS RBRVS (0000000)	[****]
MEDICINE - PHYSICAL MED AND REHAB - THERAPIES & OTHER	2008 CMS RBRVS (0000000)	[****]
MEDICINE - OTHER	2008 CMS RBRVS (0000000)	[****]
MEDICINE - IMMUNIZATION ADMINISTRATION	2008 CMS RBRVS (0000000)	[****]
MEDICINE - CHEMO ADMIN	2008 CMS RBRVS (0000000)	[****]
OBSTETRICS - GLOBAL	2008 CMS RBRVS (0000000)	[****]
IMMUNIZATIONS	Redbook J Code-CPT Code AWP	[****]
INJECTABLES/OTHER DRUGS	CMS Drug Pricing	[****]
INJECTABLES - ONCOLOGY/ THERAPEUTIC CHEMO DRUGS	CMS Drug Pricing	[****]
INJECTABLES - IVIG	CMS Drug Pricing	[****]
INJECTABLES - SALINE & DEXTROSE SOLUTIONS	CMS Drug Pricing	[****]
DME & SUPPLIES	2008 CMS DME Floor	[****]
DME & SUPPLIES - RESPIRATORY	2008 CMS DME Floor	[****]
DME & SUPPLIES - ORTHOTICS	2008 CMS DME Floor	[****]
DME & SUPPLIES - PROSTHETICS	2008 CMS DME Floor	[****]
AMBULANCE	2008 CMS Ambulance Schedule - Urban (0000000)	[****]

Hard Codes

[****]

[****]

[****]

[****]

[****]

[****]

Schedule Type: FFS

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the customer is responsible to pay under the customers benefit contract will be subtracted from the listed amount in determining the amount to be paid by the payer. The actual payment amount is also subject to matters described in this agreement, such as the payment policies. Please remember that this information is subject to the confidentiality provisions of this agreement.

Note: Maintenance to this fee schedule occurs routinely and may still occur after the report date for the fee amounts selected.

Confidential and Proprietary    Not for Distribution to Third Parties

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Representative Fee Schedule Sample for Family Practice: AUSTN 81350

Fee amounts as of: 09/01/2010

Report Date: 09/03/2010*

Site of Service - Linked Schedule ID: AUSTN 81349

CPT	Mod	CPT Description	Type of Service	Place of Service	Fee

17110	00	DESTRUCTION BENI	SURGERY - INTEGUMENTARY	Fac	[****]
20610	00	ARTHROCENTESIS A	SURGERY - MUSCULOSKELETAL	Fac	[****]
36415	00	COLLECTION OF VE	CLINICAL LABORATORY	Fac	[****]
59400	00	ROUTINE OB CARE	OBSTETRICS - GLOBAL	Fac	[****]
71020	00	RADEX CH 2 VIEWS	RADIOLOGY	Fac	[****]
71020	26	RADEX CH 2 VIEWS	RADIOLOGY	Fac	[****]
71020	TC	RADEX CH 2 VIEWS	RADIOLOGY	Fac	[****]
80050	TC	GENERAL HEALTH P	CLINICAL LABORATORY	Fac	[****]
80053	00	COMPRE METAB PAN	CLINICAL LABORATORY	Fac	[****]
80061	00	LIPID PANEL	CLINICAL LABORATORY	Fac	[****]
85025	00	BLD COUNT: CMPL	CLINICAL LABORATORY	Fac	[****]
87850	00	IAADADOO STREPT	OFFICE LAB	Fac	[****]
90471	00	IMMUNIZATION ADM	MEDICINE - IMMUNIZATION ADMINISTRATION	Fac	[****]
90648	00	HUMAN PAPILLOMA	IMMUNIZATIONS	Fac	[****]
90558	00	INFLUENZA VACCIN	IMMUNIZATIONS	Fac	[****]
90715	00	TOAP VACCINE 7 Y	IMMUNIZATIONS	Fac	[****]
90716	00	VARICELLA VIRUS	IMMUNIZATIONS	Fac	[****]
90734	00	MENINGOCOCCAL CO	IMMUNIZATIONS	Fac	[****]
93000	00	ECG-ROUTINE 12 L	MEDICINE - OTHER	Fac	[****]
83307	00	TTHRC R-T IMG 2D	MEDICINE - CARDIOVASCULAR	Fac	[****]
93307	26	TTHRC R-T IMG 2D	MEDICINE - CARDIOVASCULAR	Fac	[****]
93307	TC	TTHRC R-T IMG 2D	MEDICINE - CARDIOVASCULAR	Fac	[****]
96372	00	THERAPEUTIC PROP	MEDICINE - OTHER	Fac	[****]
97110	00	THERAP 1/>AREAS	MEDICINE-PHYSICAL MED AND REHAB-THERAPIES&OTHER	Fac	[****]
97140	00	MNL TX TECH I/MO	MEDICINE-PHYSICAL MED AND REHAB-THERAPIES&OTHER	Fac	[****]
99202	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	Fac	[****]
99203	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	Fac	[****]
99204	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	Fac	[****]
99205	00	OFFICE OUTPT NEW	EVALUATION & MANAGEMENT	Fac	[****]
99211	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	Fac	[****]
99212	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	Fac	[****]
99213	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	Fac	[****]
99214	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	Fac	[****]
99215	00	OFC/OUTPT E&M ES	EVALUATION & MANAGEMENT	Fac	[****]
99223	00	INT HOSP-DAY ES	EVALUATION & MANAGEMENT	Fac	[****]
99232	00	SUBSQT HSP-DAY E	EVALUATION & MANAGEMENT	Fac	[****]
99233	00	SUBSQT HOSP-DAY	EVALUATION & MANAGEMENT	Fac	[****]
99243	00	OFFICE CNSLT NEW	EVALUATION & MANAGEMENT	Fac	[****]
99244	00	OFC CNSLT NEW/ES	EVALUATION & MANAGEMENT	Fac	[****]
99283	00	EMERG DEPT VISIT	EVALUATION & MANAGEMENT	Fac	[****]
99284	00	ER VISIT E&M HIG	EVALUATION & MANAGEMENT	Fac	[****]
99285	00	ER VISIT E&M HIG	EVALUATION & MANAGEMENT	Fac	[****]
99386	00	1ST PREVENTIVE M	EVALUATION & MANAGEMENT - PREVENTIVE	Fac	[****]
99386	00	1ST PREVENTIVE M	EVALUATION & MANAGEMENT - PREVENTIVE	Fac	[****]
99391	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	Fac	[****]
99392	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	Fac	[****]
99393	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	Fac	[****]
99394	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	Fac	[****]
99395	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	Fac	[****]
99396	00	PERIODIC PREVENT	EVALUATION & MANAGEMENT - PREVENTIVE	Fac	[****]

Last Routine Maintenance Update: 10-01-2010

[****]

[****]

[****]

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the customer is responsible to pay under the customers benefit contract will be subtracted from the listed amount in determining the amount to be paid by the payer. The actual payment amount is also subject to matters described in this agreement, such as the payment policies. Please remember that this information is subject to the confidentiality provisions of this agreement.

Note: Maintenance to this fee schedule occurs routinely and may still occur after the report date for the fee amounts selected.

Confidential and Proprietary    Not for Distribution to Third Parties

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Additional Information About Your Fee Schedule

AUSTN 81350

The purpose of this document is to provide additional information about this fee schedule, including clarity about the fee sources used to derive fees and the type of routine maintenance changes that you can expect.

Primary Fee Source

The primary fee source is the main fee source used as the basis for deriving the fee within each category of codes. For instance, if the fee schedule for a given category of codes is derived by applying a particular conversion factor to the relative value units (RVUs) in the CMS fee schedule, those CMS relative value units are the primary fee source.

Alternate (Gap-Fill) Fee Source

Alternate (or “gap fill”) fee sources are used to fill gaps in the primary fee sources. For example, if a new CPT code has been created within the category of codes discussed above, and CMS has not yet established an RVU value for that code, we use one of the sources that exist within the industry to fill that gap, such as but not limited to Ingenix Essential RBRVS. For that CPT code, we adopt the RVU value established by the gap fill-fee source, and determine the fee schedule amount for that CPT code by applying to the gap-fill RVU the same conversion factor that we apply to the CMS RVU for those CPT codes that have CMS RVUs. At such time in the future as CMS publishes its own RVU value for that CPT code, we would begin using the primary fee source, CMS, to derive the fee for that code and no longer use the alternate source.

Percent of Charge Default

In the event that a fee is not sourced by either the primary or alternate fee source, such as services submitted using unclassified or miscellaneous codes, the codes are subject to correct coding review and may be priced at the default Percent of Charge indicated in the attached document(s).

Fee Source Links

•	CMS Relative Values and Fee Schedules: www.ems,hhs.gov

•	MICROMEDEX Red Book: www.micromedex.com

•	RJ Health Systems: www.reimbursementcodes.com

•	Ingenix Essential RBRVS: www.ingenixonline.com

•	American Society of Anesthesiologists: www.asahq.org

Site of Service

This fee schedule generally follows CMS guidelines for determining when services are priced at the Facility or Nonfacility fee schedule (with the exception of services performed at Ambulatory Surgery Centers, POS 24, which will be priced at the Facility fee schedule). CMS guidelines can be located at the website indicated above.

Routine Maintenance

United routinely updates its fee schedule in an effort to stay abreast of current coding practices widely used in the health care industry; in response to price changes for immunizations and injectable medications; and to remain in compliance with the intent of the contractual agreement. Routine maintenance occurs when United mechanically incorporates revised information created by a third party that is the source for a portion of the fee schedule. United will not generally attempt to communicate routine maintenance of this nature and will generally implement updates to be effective within 90 days from the date of final publication from one of our primary or alternate fee sources. Providers may expect the following types of fee updates to their fee schedules:

a.	Annual Changes to Relative Value Units, Conversion Factors, or Flat Rate Fees

This fee schedule follows a “Stated Year” construction methodology. It is generally intended to lock in to the 2008 RVU, the January 2008 Conversion Factor, and the 2008 Flat Rate Fees (non-RVU based fees such as Durable Medical Equipment fees) as the basis for deriving fees. Generally, any RVU, Conversion Factor, or Flat Rate Fee changes published in subsequent years by the primary and/or alternate fee sources will not be reflected in this fee schedule.

b.	Price Changes for Immunizations and Injectable Medications

United routinely updates its fee schedule in response to price changes for immunizations and injectable medications published by the primary and/or alternate fee sources. United currently utilizes CMS Drug Pricing and Thomson Micromedex Red Book AWP as its primary fee sources. The effective date of fee updates under this subsection b will be no later than the first day of the next calendar quarter after final publication by the fee source, except that if that quarter begins less than 60 days after final publication, the effective date will be no later than the first day of the next calendar quarter. For example, if final publication by the fee source is on April 10, the fee update under this subsection b will be effective no later than July 1, and if final publication by the fee source is on June 10, the fee update under this subsection c will be effective no later than October 1. For purposes of this paragraph, the date of a claim is the date of service.

c.	CPT/HCPCS Changes and Other Ongoing Updates

United routinely updates its fee schedule in response to additions, deletions, and changes to CPT codes by the American Medical Association; HCPCS codes by the Centers for Medicaid and Medicare Services; CMS changes to its annual update; and in response to similar changes (additions and revisions) to other service coding and reporting conventions that are widely used in the health care industry. Ordinarily, United’s fee schedule is updated using the original construction methodology along with the then-current RVU of the published CPT code. The effective date of fee updates under this subsection c will be no later than the first day of the next calendar quarter after final publication by the fee source, except that if that quarter begins less than 60 days after final publication, the effective date will be no later than the first day of the next calendar quarter. For example, if final publication by the fee source is on April 10, the fee update under this subsection c will be effective no later than July 1, and if final publication by the fee source is on June 10, the fee update under this subsection c will be effective no later than October 1. For purposes of this paragraph, the date of a claim is the date of service.

United is committed to providing transparency related to our fee schedules. If you have questions about this fee schedule, please contact Network Management at the address and phone number on your network participation agreement or you may use our fee schedule look-up function on the web at www.unitedhealthcareonline.com or contact our Voice Enabled Telephonic Self Service line at (877) 842-3210.

Market Standard Specifications

Austin Market(s)

Specifications as of: 10/15/2010

Report Date: 09/03/2010*

AUSTN 81349

Market	Mkt Std ID	CMS carrier locality	Site of Service	Linked Schedule ID

Austin	AUSTN 81349	0000000	NonFac	AUSTN 81350

Type Of Service	Primary Fee Source	Pricing Level
EVALUATION & MANAGEMENT	2008 CMS RBRVS (0000000)	[****]
EVALUATION & MANAGEMENT - NEONATAL	2008 CMS RBRVS (0000000)	[****]
EVALUATION & MANAGEMENT - PREVENTIVE	2008 CMS RBRVS (0000000)	[****]
EVALUATION & MANAGEMENT - NURSING FACILITY SVCS	2008 CMS RBRVS (0000000)	[****]
SURGERY - INTEGUMENTARY	2008 CMS RBRVS (0000000)	[****]
SURGERY - MUSCULOSKELETAL	2008 CMS RBRVS (0000000)	[****]
SURGERY - RESPIRATORY	2008 CMS RBRVS (0000000)	[****]
SURGERY - CARDIOVASCULAR	2008 CMS RBRVS (0000000)	[****]
SURGERY - HEMIC & LYMPHATIC	2008 CMS RBRVS (0000000)	[****]
SURGERY - MEDIASTINUM & DIAPHRAGM	2008 CMS RBRVS (0000000)	[****]
SURGERY - DIGESTIVE	2008 CMS RBRVS (0000000)	[****]
SURGERY - URINARY	2008 CMS RBRVS (0000000)	[****]
SURGERY - MALE GENITAL	2008 CMS RBRVS (0000000)	[****]
SURGERY - FEMALE GENITAL	2008 CMS RBRVS (0000000)	[****]
SURGERY - MATERNITY & DELIVERY	2008 CMS RBRVS (0000000)	[****]
SURGERY - ENDOCRINE	2008 CMS RBRVS (0000000)	[****]
SURGERY - NERVOUS	2008 CMS RBRVS (0000000)	[****]
SURGERY - EYE & OCULAR ADNEXA	2008 CMS RBRVS (0000000)	[****]
SURGERY - AUDITORY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - BONE DENSITY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - CT	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - MAMMOGRAPHY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - MRI	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - MRA	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - NUCLEAR MEDICINE	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - PET SCANS	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - RADIATION THERAPY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - ULTRASOUND	2008 CMS RBRVS (0000000)	[****]
LAB - PATHOLOGY	2008 CMS RBRVS (0000000)	[****]
OFFICE LAB	2008 CMS Clinical Lab Schedule - National Limit	[****]
CLINICAL LABORATORY	2008 CMS Clinical Lab Schedule - National Limit	[****]
MEDICINE - OPHTHALMOLOGY	2008 CMS RBRVS (0000000)	[****]
MEDICINE - CARDIOVASCULAR	2008 CMS RBRVS (0000000)	[****]
MEDICINE - ALLERGY & CLINICAL IMMUNOLOGY	2008 CMS RBRVS (0000000)	[****]
MEDICINE - CHIROPRACTIC MANIPULATIVE TREATMENT	2008 CMS RBRVS (0000000)	[****]
MEDICINE - PHYSICAL MED AND REHAB - MODALITIES	2008 CMS RBRVS (0000000)	[****]
MEDICINE - PHYSICAL MED AND REHAB - THERAPIES & OTHER	2008 CMS RBRVS (0000000)	[****]
MEDICINE - OTHER	2008 CMS RBRVS (0000000)	[****]
MEDICINE - IMMUNIZATION ADMINISTRATION	2008 CMS RBRVS (0000000)	[****]
MEDICINE - CHEMO ADMIN	2008 CMS RBRVS (0000000)	[****]
OBSTETRICS - GLOBAL	2008 CMS RBRVS (0000000)	[****]
IMMUNIZATIONS	Redbook J Code-CPT Code AWP	[****]
INJECTABLES/OTHER DRUGS	CMS Drug Pricing	[****]
INJECTABLES - ONCOLOGY/ THERAPEUTIC CHEMO DRUGS	CMS Drug Pricing	[****]
INJECTABLES - IVIG	CMS Drug Pricing	[****]
INJECTABLES - SALINE & DEXTROSE SOLUTIONS	CMS Drug Pricing	[****]
DME & SUPPLIES	2008 CMS DME Floor	[****]
DME & SUPPLIES - RESPIRATORY	2008 CMS DME Floor	[****]
DME & SUPPLIES - ORTHOTICS	2008 CMS DME Floor	[****]
DME & SUPPLIES - PROSTHETICS	2008 CMS DME Floor	[****]
AMBULANCE	2008 CMS Ambulance Schedule - Urban (0000000)	[****]

Hard Codes

[****]

[****]

[****]

[****]

[****]

[****]

Schedule Type: FFS

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the customer is responsible to pay under the customers benefit contract will be subtracted from the listed amount in determining the amount to be paid by the payer. The actual payment amount is also subject to matters described in this agreement, such as the payment policies. Please remember that this information is subject to the confidentiality provisions of this agreement.

Note: Maintenance to this fee schedule occurs routinely and may still occur after the report date for the fee amounts selected.

Confidential and Proprietary    Not for Distribution to Third Parties

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Representative Fee Schedule Sample for: AUSTN 81349

Fee amounts as of: 10/15/2010

Report Date: 09/03/2010*

Site of Service - Linked Schedule ID: AUSTN 81350

CPT	Mod	CPT Description	Type of Service	Place of Service	Fee

45378	00	COLONOSCOPY FLEX	SURGERY - DIGESTIVE	NonFac	[****]
45350	00	COLONOSCOPY FLEX	SURGERY - DIGESTIVE	NonFac	[****]
59400	00	ROUTINE OB CARE	OBSTETRICS - GLOBAL	NonFac	[****]
58510	00	ROUTINE OB CARE	OBSTETRICS - GLOBAL	NonFac	[****]
77418	00	INTENS MOD TX DE	RADIOLOGY - RADIATION THERAPY	NonFac	[****]
88308	00	LEVEL IV - SURG	LAB-PATHOLOGY	NonFac	[****]
88305	26	LEVEL IV - SURG	LAB-PATHOLOGY	NonFac	[****]
88306	TC	LEVEL IV - SURG	LAB-PATHOLOGY	NonFac	[****]
90471	00	IMMUNIZATION ADM	MEDICINE - IMMUNIZATION ADMINISTRATION	NonFac	[****]
90649	00	HUMAN PAPILLOMA	IMMUNIZATIONS	NonFac	[****]
90669	00	PNEUMOCOCCAL CON	IMMUNIZATIONS	NonFac	[****]
90680	00	ROTAVIRUS VACCIN	IMMUNIZATIONS	NonFac	[****]
00716	00	VARICELLA VIRUS	IMMUNIZATIONS	NonFac	[****]
92014	00	OPN MEDICAL XM&E	MEDICINE-OPHTHALMOLOGY	NonFac	[****]
93000	00	ECG-ROUTINE 12l	MEDICINE-OTHER	NonFac	[****]
93307	00	TTHRC R-T IMG 2D	MEDICINE-CARDIOVASCULAR	NonFac	[****]
93307	26	TTHRC R-T IMG 2D	MEDICINE-CARDIOVASCULAR	NonFac	[****]
93307	TC	TTHRC R-T IMG 2D	MEDICINE-CARDIOVASCULAR	NonFac	[****]
97110	00	THERAP TO AREAS	MEDICINE-PHYSICAL MED AND REHAB-THERAPIES&OTHER	NonFac	[****]
90910	00	CMT SPI 1-2 REGI	MEDICINE-CHIROPRACTIC MANIPULATIVE TREATMENT	NonFac	[****]
98941	00	CMT SPI 3-4 REGI	MEDICINE-CHIROPRACTIC MANIPULATIVE TREATMENT	NonFac	[****]
93202	00	OFFICE OUTPT NEW	EVALUATION& MANAGEMENT	NonFac	[****]
99203	00	OFFICE OUTPT NEW	EVALUATION& MANAGEMENT	NonFac	[****]
99204	00	OFFICE OUTPT NEW	EVALUATION& MANAGEMENT	NonFac	[****]
99206	00	OFFICE OUTPT NEW	EVALUATION& MANAGEMENT	NonFac	[****]
99212	00	OFFICE OUTPT E&MES	EVALUATION& MANAGEMENT	NonFac	[****]
99213	00	OFFICE OUTPT E&MES	EVALUATION& MANAGEMENT	NonFac	[****]
99214	00	OFFICE OUTPT E&MES	EVALUATION& MANAGEMENT	NonFac	[****]
99215	00	OFFICE OUTPT E&MES	EVALUATION& MANAGEMENT	NonFac	[****]
99223	00	INIT HOSP-DAY E1	EVALUATION& MANAGEMENT	NonFac	[****]
99232	00	SUBSQT HSP-DAY E	EVALUATION& MANAGEMENT	NonFac	[****]
99233	00	SUBSQT HSP-DAY	EVALUATION& MANAGEMENT	NonFac	[****]
99243	00	OFFICE CNSLT NEW	EVALUATION& MANAGEMENT	NonFac	[****]
99244	00	OFC CNSLT NEW/ES	EVALUATION& MANAGEMENT	NonFac	[****]
99245	00	OFC CNSLT NEW/ES	EVALUATION& MANAGEMENT	NonFac	[****]
99283	00	EMERG DEPT VISIT	EVALUATION& MANAGEMENT	NonFac	[****]
99284	00	ER VISIT E&M HIG	EVALUATION& MANAGEMENT	NonFac	[****]
99285	00	ER VISIT E&M HIG	EVALUATION& MANAGEMENT	NonFac	[****]
99391	00	PERIODIC PREVENT	EVALUATION& MANAGEMENT - PREVENTIVE	NonFac	[****]
99392	00	PERIODIC PREVENT	EVALUATION& MANAGEMENT - PREVENTIVE	NonFac	[****]
99393	00	PERIODIC PREVENT	EVALUATION& MANAGEMENT - PREVENTIVE	NonFac	[****]
99394	00	PERIODIC PREVENT	EVALUATION& MANAGEMENT - PREVENTIVE	NonFac	[****]
99395	00	PERIODIC PREVENT	EVALUATION& MANAGEMENT - PREVENTIVE	NonFac	[****]
99398	00	PERIODIC PREVENT	EVALUATION& MANAGEMENT - PREVENTIVE	NonFac	[****]
J1745	00	INJECTION INFLUX	INJECTABLE-ONCOLOGY/THERAPEUTIC CHEMO DRUGS	NonFac	[****]
J2505	00	INJECTION PEGFIL	INJECTABLE-ONCOLOGY/THERAPEUTIC CHEMO DRUGS	NonFac	[****]
J9035	00	INJECTION BEVACI	INJECTABLE-ONCOLOGY/THERAPEUTIC-CHEMO-DRUGS	NonFac	[****]
J0283	00	INJECTION OXALP	INJECTABLES-ONCOLOGY/THERAPEUTIC CHEMO DRUGS	NonFac	[****]
J9310	00	INJECTION, RITUX	INJECTABLES-ONCOLOGY/THERAPEUTIC CHEMO DRUGS	NonFac	[****]
j9355	00	INJECTION, TRAST	INJECTABLES-ONCOLOGY/THERAPEUTIC CHEMO DRUGS	NonFac	[****]

Last Routine Maintenance Update: 10-01-2010

[****]

[****]

[****]

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the customer is responsible to pay under the customers benefit contract will be subtracted from the listed amount in determining the amount to be paid by the payer. The actual payment amount is also subject to matters described in this agreement, such as the payment policies. Please remember that this information is subject to the confidentiality provisions of this agreement.

Note: Maintenance to this fee schedule occurs routinely and may still occur after the report date for the fee amounts selected.

Confidential and Proprietary    Not for Distribution to Third Parties

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Market Standard Specifications

Austin Market(s)

Specifications as of: 10/15/2010

Report Date: 09/03/2010*

AUSTN 81350

Market	Mkt Std ID	CMS carrier locality	Site of Service	Linked Schedule ID

Austin	AUSTN 81350	0000000	NonFac	AUSTN 81349

Type Of Service	Primary Fee Source	Pricing Level
EVALUATION & MANAGEMENT	2008 CMS RBRVS (0000000)	[****]
EVALUATION & MANAGEMENT - NEONATAL	2008 CMS RBRVS (0000000)	[****]
EVALUATION & MANAGEMENT - PREVENTIVE	2008 CMS RBRVS (0000000)	[****]
EVALUATION & MANAGEMENT - NURSING FACILITY SVCS	2008 CMS RBRVS (0000000)	[****]
SURGERY - INTEGUMENTARY	2008 CMS RBRVS (0000000)	[****]
SURGERY - MUSCULOSKELETAL	2008 CMS RBRVS (0000000)	[****]
SURGERY - RESPIRATORY	2008 CMS RBRVS (0000000)	[****]
SURGERY - CARDIOVASCULAR	2008 CMS RBRVS (0000000)	[****]
SURGERY - HEMIC & LYMPHATIC	2008 CMS RBRVS (0000000)	[****]
SURGERY - MEDIASTINUM & DIAPHRAGM	2008 CMS RBRVS (0000000)	[****]
SURGERY - DIGESTIVE	2008 CMS RBRVS (0000000)	[****]
SURGERY - URINARY	2008 CMS RBRVS (0000000)	[****]
SURGERY - MALE GENITAL	2008 CMS RBRVS (0000000)	[****]
SURGERY - FEMALE GENITAL	2008 CMS RBRVS (0000000)	[****]
SURGERY - MATERNITY & DELIVERY	2008 CMS RBRVS (0000000)	[****]
SURGERY - ENDOCRINE	2008 CMS RBRVS (0000000)	[****]
SURGERY - NERVOUS	2008 CMS RBRVS (0000000)	[****]
SURGERY - EYE & OCULAR ADNEXA	2008 CMS RBRVS (0000000)	[****]
SURGERY - AUDITORY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - BONE DENSITY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - CT	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - MAMMOGRAPHY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - MRI	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - MRA	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - NUCLEAR MEDICINE	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - PET SCANS	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - RADIATION THERAPY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - ULTRASOUND	2008 CMS RBRVS (0000000)	[****]
LAB - PATHOLOGY	2008 CMS RBRVS (0000000)	[****]
OFFICE LAB	2008 CMS Clinical Lab Schedule - National Limit	[****]
CLINICAL LABORATORY	2008 CMS Clinical Lab Schedule - National Limit	[****]
MEDICINE - OPHTHALMOLOGY	2008 CMS RBRVS (0000000)	[****]
MEDICINE - CARDIOVASCULAR	2008 CMS RBRVS (0000000)	[****]
MEDICINE - ALLERGY & CLINICAL IMMUNOLOGY	2008 CMS RBRVS (0000000)	[****]
MEDICINE - CHIROPRACTIC MANIPULATIVE TREATMENT	2008 CMS RBRVS (0000000)	[****]
MEDICINE - PHYSICAL MED AND REHAB - MODALITIES	2008 CMS RBRVS (0000000)	[****]
MEDICINE - PHYSICAL MED AND REHAB - THERAPIES & OTHER	2008 CMS RBRVS (0000000)	[****]
MEDICINE - OTHER	2008 CMS RBRVS (0000000)	[****]
MEDICINE - IMMUNIZATION ADMINISTRATION	2008 CMS RBRVS (0000000)	[****]
MEDICINE - CHEMO ADMIN	2008 CMS RBRVS (0000000)	[****]
OBSTETRICS - GLOBAL	2008 CMS RBRVS (0000000)	[****]
IMMUNIZATIONS	Redbook J Code-CPT Code AWP	[****]
INJECTABLES/OTHER DRUGS	CMS Drug Pricing	[****]
INJECTABLES - ONCOLOGY/ THERAPEUTIC CHEMO DRUGS	CMS Drug Pricing	[****]
INJECTABLES - IVIG	CMS Drug Pricing	[****]
INJECTABLES - SALINE & DEXTROSE SOLUTIONS	CMS Drug Pricing	[****]
DME & SUPPLIES	2008 CMS DME Floor	[****]
DME & SUPPLIES - RESPIRATORY	2008 CMS DME Floor	[****]
DME & SUPPLIES - ORTHOTICS	2008 CMS DME Floor	[****]
DME & SUPPLIES - PROSTHETICS	2008 CMS DME Floor	[****]
AMBULANCE	2008 CMS Ambulance Schedule - Urban (0000000)	[****]

Hard Codes

[****]

[****]

[****]

[****]

[****]

Schedule Type: FFS

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the customer is responsible to pay under the customers benefit contract will be subtracted from the listed amount in determining the amount to be paid by the payer. The actual payment amount is also subject to matters described in this agreement, such as the payment policies. Please remember that this information is subject to the confidentiality provisions of this agreement.

Note: Maintenance to this fee schedule occurs routinely and may still occur after the report date for the fee amounts selected.

Confidential and Proprietary    Not for Distribution to Third Parties

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Representative Fee Schedule Sample for: AUSTN 81350

Fee amounts as of: 10/15/2010

Report Date: 09/03/2010*

Site of Service - Linked Schedule ID: AUSTN 81349

CPT	Mod	CPT Description	Type of Service	Place of Service	Fee

45378	00	COLONOSCOPY FLEX	SURGERY - DIGESTIVE	Fac	[****]
45350	00	COLONOSCOPY FLEX	SURGERY - DIGESTIVE	Fac	[****]
59400	00	ROUTINE OB CARE	OBSTETRICS - GLOBAL	Fac	[****]
58510	00	ROUTINE OB CARE	OBSTETRICS - GLOBAL	Fac	[****]
77418	00	INTENS MOD TX DE	RADIOLOGY - RADIATION THERAPY	Fac	[****]
88308	00	LEVEL IV - SURG	LAB-PATHOLOGY	Fac	[****]
88305	26	LEVEL IV - SURG	LAB-PATHOLOGY	Fac	[****]
88306	TC	LEVEL IV - SURG	LAB-PATHOLOGY	Fac	[****]
90471	00	IMMUNIZATION ADM	MEDICINE - IMMUNIZATION ADMINISTRATION	Fac	[****]
90649	00	HUMAN PAPILLOMA	IMMUNIZATIONS	Fac	[****]
90669	00	PNEUMOCOCCAL CON	IMMUNIZATIONS	Fac	[****]
90680	00	ROTAVIRUS VACCIN	IMMUNIZATIONS	Fac	[****]
00716	00	VARICELLA VIRUS	IMMUNIZATIONS	Fac	[****]
92014	00	OPN MEDICAL XM&E	MEDICINE-OPHTHALMOLOGY	Fac	[****]
93000	00	ECG-ROUTINE 12l	MEDICINE-OTHER	Fac	[****]
93307	00	TTHRC R-T IMG 2D	MEDICINE-CARDIOVASCULAR	Fac	[****]
93307	26	TTHRC R-T IMG 2D	MEDICINE-CARDIOVASCULAR	Fac	[****]
93307	TC	TTHRC R-T IMG 2D	MEDICINE-CARDIOVASCULAR	Fac	[****]
97110	00	THERAP TO AREAS	MEDICINE-PHYSICAL MED AND REHAB-THERAPIES&OTHER	Fac	[****]
90910	00	CMT SPI 1-2 REGI	MEDICINE-CHIROPRACTIC MANIPULATIVE TREATMENT	Fac	[****]
98941	00	CMT SPI 3-4 REGI	MEDICINE-CHIROPRACTIC MANIPULATIVE TREATMENT	Fac	[****]
93202	00	OFFICE OUTPT NEW	EVALUATION& MANAGEMENT	Fac	[****]
99203	00	OFFICE OUTPT NEW	EVALUATION& MANAGEMENT	Fac	[****]
99204	00	OFFICE OUTPT NEW	EVALUATION& MANAGEMENT	Fac	[****]
99206	00	OFFICE OUTPT NEW	EVALUATION& MANAGEMENT	Fac	[****]
99212	00	OFFICE OUTPT E&MES	EVALUATION& MANAGEMENT	Fac	[****]
99213	00	OFFICE OUTPT E&MES	EVALUATION& MANAGEMENT	Fac	[****]
99214	00	OFFICE OUTPT E&MES	EVALUATION& MANAGEMENT	Fac	[****]
99215	00	OFFICE OUTPT E&MES	EVALUATION& MANAGEMENT	Fac	[****]
99223	00	INIT HOSP-DAY E1	EVALUATION& MANAGEMENT	Fac	[****]
99232	00	SUBSQT HSP-DAY E	EVALUATION& MANAGEMENT	Fac	[****]
99233	00	SUBSQT HSP-DAY	EVALUATION& MANAGEMENT	Fac	[****]
99243	00	OFFICE CNSLT NEW	EVALUATION& MANAGEMENT	Fac	[****]
99244	00	OFC CNSLT NEW/ES	EVALUATION& MANAGEMENT	Fac	[****]
99245	00	OFC CNSLT NEW/ES	EVALUATION& MANAGEMENT	Fac	[****]
99283	00	EMERG DEPT VISIT	EVALUATION& MANAGEMENT	Fac	[****]
99284	00	ER VISIT E&M HIG	EVALUATION& MANAGEMENT	Fac	[****]
99285	00	ER VISIT E&M HIG	EVALUATION& MANAGEMENT	Fac	[****]
99391	00	PERIODIC PREVENT	EVALUATION& MANAGEMENT - PREVENTIVE	Fac	[****]
99392	00	PERIODIC PREVENT	EVALUATION& MANAGEMENT - PREVENTIVE	Fac	[****]
99393	00	PERIODIC PREVENT	EVALUATION& MANAGEMENT - PREVENTIVE	Fac	[****]
99394	00	PERIODIC PREVENT	EVALUATION& MANAGEMENT - PREVENTIVE	Fac	[****]
99395	00	PERIODIC PREVENT	EVALUATION& MANAGEMENT - PREVENTIVE	Fac	[****]
99398	00	PERIODIC PREVENT	EVALUATION& MANAGEMENT - PREVENTIVE	Fac	[****]
J1745	00	INJECTION INFLUX	INJECTABLE-ONCOLOGY/THERAPEUTIC CHEMO DRUGS	Fac	[****]
J2505	00	INJECTION PEGFIL	INJECTABLE-ONCOLOGY/THERAPEUTIC CHEMO DRUGS	Fac	[****]
J9035	00	INJECTION BEVACI	INJECTABLE-ONCOLOGY/THERAPEUTIC-CHEMO-DRUGS	Fac	[****]
J0283	00	INJECTION OXALP	INJECTABLES-ONCOLOGY/THERAPEUTIC CHEMO DRUGS	Fac	[****]
J9310	00	INJECTION, RITUX	INJECTABLES-ONCOLOGY/THERAPEUTIC CHEMO DRUGS	Fac	[****]
j9355	00	INJECTION, TRAST	INJECTABLES-ONCOLOGY/THERAPEUTIC CHEMO DRUGS	Fac	[****]

Last Routine Maintenance Update: 10-01-2010

[****]

[****]

[****]

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the customer is responsible to pay under the customers benefit contract will be subtracted from the listed amount in determining the amount to be paid by the payer. The actual payment amount is also subject to matters described in this agreement, such as the payment policies. Please remember that this information is subject to the confidentiality provisions of this agreement.

Note: Maintenance to this fee schedule occurs routinely and may still occur after the report date for the fee amounts selected.

Confidential and Proprietary    Not for Distribution to Third Parties

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Additional Information About Your Fee Schedule

AUSTN 81350

The purpose of this document is to provide additional information about this fee schedule, including clarity about the fee sources used to derive fees and the type of routine maintenance changes that you can expect.

Primary Fee Source

The primary fee source is the main fee source used as the basis for deriving the fee within each category of codes. For instance, if the fee schedule for a given category of codes is derived by applying a particular conversion factor to the relative value units (RVUs) in the CMS fee schedule, those CMS relative value units are the primary fee source.

Alternate (Gap-Fill) Fee Source

Alternate (or “gap fill”) fee sources are used to fill gaps in the primary fee sources. For example, if a new CPT code has been created within the category of codes discussed above, and CMS has not yet established an RVU value for that code, we use one of the sources that exist within the industry to fill that gap, such as but not limited to Ingenix Essential RBRVS. For that CPT code, we adopt the RVU value established by the gap fill-fee source, and determine the fee schedule amount for that CPT code by applying to the gap-fill RVU the same conversion factor that we apply to the CMS RVU for those CPT codes that have CMS RVUs. At such time in the future as CMS publishes its own RVU value for that CPT code, we would begin using the primary fee source, CMS, to derive the fee for that code and no longer use the alternate source.

Percent of Charge Default

In the event that a fee is not sourced by either the primary or alternate fee source, such as services submitted using unclassified or miscellaneous codes, the codes are subject to correct coding review and may be priced at the default Percent of Charge indicated in the attached document(s).

Fee Source Links

•	CMS Relative Values and Fee Schedules: www.ems,hhs.gov

•	MICROMEDEX Red Book: www.micromedex.com

•	RJ Health Systems: www.reimbursementcodes.com

•	Ingenix Essential RBRVS: www.ingenixonline.com

•	American Society of Anesthesiologists: www.asahq.org

Site of Service

This fee schedule generally follows CMS guidelines for determining when services are priced at the Facility or Nonfacility fee schedule (with the exception of services performed at Ambulatory Surgery Centers, POS 24, which will be priced at the Facility fee schedule). CMS guidelines can be located at the website indicated above.

Routine Maintenance

United routinely updates its fee schedule in an effort to stay abreast of current coding practices widely used in the health care industry; in response to price changes for immunizations and injectable medications; and to remain in compliance with the intent of the contractual agreement. Routine maintenance occurs when United mechanically incorporates revised information created by a third party that is the source for a portion of the fee schedule. United will not generally attempt to communicate routine maintenance of this nature and will generally implement updates to be effective within 90 days from the date of final publication from one of our primary or alternate fee sources. Providers may expect the following types of fee updates to their fee schedules:

a.	Annual Changes to Relative Value Units, Conversion Factors, or Flat Rate Fees

This fee schedule follows a “Stated Year” construction methodology. It is generally intended to lock in to the 2008 RVU, the January 2008 Conversion Factor, and the 2008 Flat Rate Fees (non-RVU based fees such as Durable Medical Equipment fees) as the basis for deriving fees. Generally, any RVU, Conversion Factor, or Flat Rate Fee changes published in subsequent years by the primary and/or alternate fee sources will not be reflected in this fee schedule.

b.	Price Changes for Immunizations and Injectable Medications

United routinely updates its fee schedule in response to price changes for immunizations and injectable medications published by the primary and/or alternate fee sources. United currently utilizes CMS Drug Pricing and Thomson Micromedex Red Book AWP as its primary fee sources. The effective date of fee updates under this subsection b will be no later than the first day of the next calendar quarter after final publication by the fee source, except that if that quarter begins less than 60 days after final publication, the effective date will be no later than the first day of the next calendar quarter. For example, if final publication by the fee source is on April 10, the fee update under this subsection b will be effective no later than July 1, and if final publication by the fee source is on June 10, the fee update under this subsection c will be effective no later than October 1. For purposes of this paragraph, the date of a claim is the date of service.

c.	CPT/HCPCS Changes and Other Ongoing Updates

United routinely updates its fee schedule in response to additions, deletions, and changes to CPT codes by the American Medical Association; HCPCS codes by the Centers for Medicaid and Medicare Services; CMS changes to its annual update; and in response to similar changes (additions and revisions) to other service coding and reporting conventions that are widely used in the health care industry. Ordinarily, United’s fee schedule is updated using the original construction methodology along with the then-current RVU of the published CPT code. The effective date of fee updates under this subsection c will be no later than the first day of the next calendar quarter after final publication by the fee source, except that if that quarter begins less than 60 days after final publication, the effective date will be no later than the first day of the next calendar quarter. For example, if final publication by the fee source is on April 10, the fee update under this subsection c will be effective no later than July 1, and if final publication by the fee source is on June 10, the fee update under this subsection c will be effective no later than October 1. For purposes of this paragraph, the date of a claim is the date of service.

United is committed to providing transparency related to our fee schedules. If you have questions about this fee schedule, please contact Network Management at the address and phone number on your network participation agreement or you may use our fee schedule look-up function on the web at www.unitedhealthcareonline.com or contact our Voice Enabled Telephonic Self Service line at (877) 842-3210.

Market Standard Specifications

Austin Market(s)

Specifications as of: 10/15/2010

Report Date: 09/03/2010*

AUSTN 81349

Market	Mkt Std ID	CMS carrier locality	Site of Service	Linked Schedule ID

Austin	AUSTN 81349	0000000	NonFac	AUSTN 81350

Type Of Service	Primary Fee Source	Pricing Level
EVALUATION & MANAGEMENT	2008 CMS RBRVS (0000000)	[****]
EVALUATION & MANAGEMENT - NEONATAL	2008 CMS RBRVS (0000000)	[****]
EVALUATION & MANAGEMENT - PREVENTIVE	2008 CMS RBRVS (0000000)	[****]
EVALUATION & MANAGEMENT - NURSING FACILITY SVCS	2008 CMS RBRVS (0000000)	[****]
SURGERY - INTEGUMENTARY	2008 CMS RBRVS (0000000)	[****]
SURGERY - MUSCULOSKELETAL	2008 CMS RBRVS (0000000)	[****]
SURGERY - RESPIRATORY	2008 CMS RBRVS (0000000)	[****]
SURGERY - CARDIOVASCULAR	2008 CMS RBRVS (0000000)	[****]
SURGERY - HEMIC & LYMPHATIC	2008 CMS RBRVS (0000000)	[****]
SURGERY - MEDIASTINUM & DIAPHRAGM	2008 CMS RBRVS (0000000)	[****]
SURGERY - DIGESTIVE	2008 CMS RBRVS (0000000)	[****]
SURGERY - URINARY	2008 CMS RBRVS (0000000)	[****]
SURGERY - MALE GENITAL	2008 CMS RBRVS (0000000)	[****]
SURGERY - FEMALE GENITAL	2008 CMS RBRVS (0000000)	[****]
SURGERY - MATERNITY & DELIVERY	2008 CMS RBRVS (0000000)	[****]
SURGERY - ENDOCRINE	2008 CMS RBRVS (0000000)	[****]
SURGERY - NERVOUS	2008 CMS RBRVS (0000000)	[****]
SURGERY - EYE & OCULAR ADNEXA	2008 CMS RBRVS (0000000)	[****]
SURGERY - AUDITORY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - BONE DENSITY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - CT	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - MAMMOGRAPHY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - MRI	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - MRA	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - NUCLEAR MEDICINE	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - PET SCANS	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - RADIATION THERAPY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - ULTRASOUND	2008 CMS RBRVS (0000000)	[****]
LAB - PATHOLOGY	2008 CMS RBRVS (0000000)	[****]
OFFICE LAB	2008 CMS Clinical Lab Schedule - National Limit	[****]
CLINICAL LABORATORY	2008 CMS Clinical Lab Schedule - National Limit	[****]
MEDICINE - OPHTHALMOLOGY	2008 CMS RBRVS (0000000)	[****]
MEDICINE - CARDIOVASCULAR	2008 CMS RBRVS (0000000)	[****]
MEDICINE - ALLERGY & CLINICAL IMMUNOLOGY	2008 CMS RBRVS (0000000)	[****]
MEDICINE - CHIROPRACTIC MANIPULATIVE TREATMENT	2008 CMS RBRVS (0000000)	[****]
MEDICINE - PHYSICAL MED AND REHAB - MODALITIES	2008 CMS RBRVS (0000000)	[****]
MEDICINE - PHYSICAL MED AND REHAB -THERAPIES & OTHER	2008 CMS RBRVS (0000000)	[****]
MEDICINE - OTHER	2008 CMS RBRVS (0000000)	[****]
MEDICINE - IMMUNIZATION ADMINISTRATION	2008 CMS RBRVS (0000000)	[****]
MEDICINE - CHEMO ADMIN	2008 CMS RBRVS (0000000)	[****]
OBSTETRICS - GLOBAL	2008 CMS RBRVS (0000000)	[****]
IMMUNIZATIONS	Redbook J Code-CPT Code AWP	[****]
INJECTABLES/OTHER DRUGS	CMS Drug Pricing	[****]
INJECTABLES - ONCOLOGY/ THERAPEUTIC CHEMO DRUGS	CMS Drug Pricing	[****]
INJECTABLES - IVIG	CMS Drug Pricing	[****]
INJECTABLES - SALINE & DEXTROSE SOLUTIONS	CMS Drug Pricing	[****]
DME & SUPPLIES	2008 CMS DME Floor	[****]
DME & SUPPLIES - RESPIRATORY	2008 CMS DME Floor	[****]
DME & SUPPLIES - ORTHOTICS	2008 CMS DME Floor	[****]
DME & SUPPLIES - PROSTHETICS	2008 CMS DME Floor	[****]
AMBULANCE	2008 CMS Ambulance Schedule - Urban (0000000)	[****]

Hard Codes

[****]

[****]

[****]

[****]

[****]

[****]

Schedule Type: FFS

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the customer is responsible to pay under the customers benefit contract will be subtracted from the listed amount in determining the amount to be paid by the payer. The actual payment amount is also subject to matters described in this agreement, such as the payment policies. Please remember that this information is subject to the confidentiality provisions of this agreement.

Note: Maintenance to this fee schedule occurs routinely and may still occur after the report date for the fee amounts selected.

Confidential and Proprietary    Not for Distribution to Third Parties

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Representative Fee Schedule Sample for: AUSTN 81349

Fee amounts as of: 10/15/2010

Report Date: 09/03/2010*

Site of Service - Linked Schedule ID: AUSTN 81350

CPT	Mod	CPT Description	Type of Service	Place of Service	Fee

45378	00	COLONOSCOPY FLEX	SURGERY - DIGESTIVE	NonFac	[****]
45350	00	COLONOSCOPY FLEX	SURGERY - DIGESTIVE	NonFac	[****]
59400	00	ROUTINE OB CARE	OBSTETRICS - GLOBAL	NonFac	[****]
58510	00	ROUTINE OB CARE	OBSTETRICS - GLOBAL	NonFac	[****]
77418	00	INTENS MOD TX DE	RADIOLOGY - RADIATION THERAPY	NonFac	[****]
88308	00	LEVEL IV - SURG	LAB-PATHOLOGY	NonFac	[****]
88305	26	LEVEL IV - SURG	LAB-PATHOLOGY	NonFac	[****]
88306	TC	LEVEL IV - SURG	LAB-PATHOLOGY	NonFac	[****]
90471	00	IMMUNIZATION ADM	MEDICINE - IMMUNIZATION ADMINISTRATION	NonFac	[****]
90649	00	HUMAN PAPILLOMA	IMMUNIZATIONS	NonFac	[****]
90669	00	PNEUMOCOCCAL CON	IMMUNIZATIONS	NonFac	[****]
90680	00	ROTAVIRUS VACCIN	IMMUNIZATIONS	NonFac	[****]
00716	00	VARICELLA VIRUS	IMMUNIZATIONS	NonFac	[****]
92014	00	OPN MEDICAL XM&E	MEDICINE-OPHTHALMOLOGY	NonFac	[****]
93000	00	ECG-ROUTINE 12l	MEDICINE-OTHER	NonFac	[****]
93307	00	TTHRC R-T IMG 2D	MEDICINE-CARDIOVASCULAR	NonFac	[****]
93307	26	TTHRC R-T IMG 2D	MEDICINE-CARDIOVASCULAR	NonFac	[****]
93307	TC	TTHRC R-T IMG 2D	MEDICINE-CARDIOVASCULAR	NonFac	[****]
97110	00	THERAP TO AREAS	MEDICINE-PHYSICAL MED AND REHAB-THERAPIES&OTHER	NonFac	[****]
90910	00	CMT SPI 1-2 REGI	MEDICINE-CHIROPRACTIC MANIPULATIVE TREATMENT	NonFac	[****]
98941	00	CMT SPI 3-4 REGI	MEDICINE-CHIROPRACTIC MANIPULATIVE TREATMENT	NonFac	[****]
93202	00	OFFICE OUTPT NEW	EVALUATION& MANAGEMENT	NonFac	[****]
99203	00	OFFICE OUTPT NEW	EVALUATION& MANAGEMENT	NonFac	[****]
99204	00	OFFICE OUTPT NEW	EVALUATION& MANAGEMENT	NonFac	[****]
99206	00	OFFICE OUTPT NEW	EVALUATION& MANAGEMENT	NonFac	[****]
99212	00	OFFICE OUTPT E&MES	EVALUATION& MANAGEMENT	NonFac	[****]
99213	00	OFFICE OUTPT E&MES	EVALUATION& MANAGEMENT	NonFac	[****]
99214	00	OFFICE OUTPT E&MES	EVALUATION& MANAGEMENT	NonFac	[****]
99215	00	OFFICE OUTPT E&MES	EVALUATION& MANAGEMENT	NonFac	[****]
99223	00	INIT HOSP-DAY E1	EVALUATION& MANAGEMENT	NonFac	[****]
99232	00	SUBSQT HSP-DAY E	EVALUATION& MANAGEMENT	NonFac	[****]
99233	00	SUBSQT HSP-DAY	EVALUATION& MANAGEMENT	NonFac	[****]
99243	00	OFFICE CNSLT NEW	EVALUATION& MANAGEMENT	NonFac	[****]
99244	00	OFC CNSLT NEW/ES	EVALUATION& MANAGEMENT	NonFac	[****]
99245	00	OFC CNSLT NEW/ES	EVALUATION& MANAGEMENT	NonFac	[****]
99283	00	EMERG DEPT VISIT	EVALUATION& MANAGEMENT	NonFac	[****]
99284	00	ER VISIT E&M HIG	EVALUATION& MANAGEMENT	NonFac	[****]
99285	00	ER VISIT E&M HIG	EVALUATION& MANAGEMENT	NonFac	[****]
99391	00	PERIODIC PREVENT	EVALUATION& MANAGEMENT - PREVENTIVE	NonFac	[****]
99392	00	PERIODIC PREVENT	EVALUATION& MANAGEMENT - PREVENTIVE	NonFac	[****]
99393	00	PERIODIC PREVENT	EVALUATION& MANAGEMENT - PREVENTIVE	NonFac	[****]
99394	00	PERIODIC PREVENT	EVALUATION& MANAGEMENT - PREVENTIVE	NonFac	[****]
99395	00	PERIODIC PREVENT	EVALUATION& MANAGEMENT - PREVENTIVE	NonFac	[****]
99398	00	PERIODIC PREVENT	EVALUATION& MANAGEMENT - PREVENTIVE	NonFac	[****]
J1745	00	INJECTION INFLUX	INJECTABLE-ONCOLOGY/THERAPEUTIC CHEMO DRUGS	NonFac	[****]
J2505	00	INJECTION PEGFIL	INJECTABLE-ONCOLOGY/THERAPEUTIC CHEMO DRUGS	NonFac	[****]
J9035	00	INJECTION BEVACI	INJECTABLE-ONCOLOGY/THERAPEUTIC-CHEMO-DRUGS	NonFac	[****]
J0283	00	INJECTION OXALP	INJECTABLES-ONCOLOGY/THERAPEUTIC CHEMO DRUGS	NonFac	[****]
J9310	00	INJECTION, RITUX	INJECTABLES-ONCOLOGY/THERAPEUTIC CHEMO DRUGS	NonFac	[****]
j9355	00	INJECTION, TRAST	INJECTABLES-ONCOLOGY/THERAPEUTIC CHEMO DRUGS	NonFac	[****]

Last Routine Maintenance Update: 10-01-2010

[****]

[****]

[****]

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the customer is responsible to pay under the customers benefit contract will be subtracted from the listed amount in determining the amount to be paid by the payer. The actual payment amount is also subject to matters described in this agreement, such as the payment policies. Please remember that this information is subject to the confidentiality provisions of this agreement.

Note: Maintenance to this fee schedule occurs routinely and may still occur after the report date for the fee amounts selected.

Confidential and Proprietary    Not for Distribution to Third Parties

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Market Standard Specifications

Austin Market(s)

Specifications as of: 10/15/2010

Report Date: 09/03/2010*

AUSTN 81350

Market	Mkt Std ID	CMS carrier locality	Site of Service	Linked Schedule ID

Austin	AUSTN 81350	0000000	NonFac	AUSTN 81349

Type Of Service	Primary Fee Source	Pricing Level
EVALUATION & MANAGEMENT	2008 CMS RBRVS (0000000)	[****]
EVALUATION & MANAGEMENT - NEONATAL	2008 CMS RBRVS (0000000)	[****]
EVALUATION & MANAGEMENT - PREVENTIVE	2008 CMS RBRVS (0000000)	[****]
EVALUATION & MANAGEMENT - NURSING FACILITY SVCS	2008 CMS RBRVS (0000000)	[****]
SURGERY - INTEGUMENTARY	2008 CMS RBRVS (0000000)	[****]
SURGERY - MUSCULOSKELETAL	2008 CMS RBRVS (0000000)	[****]
SURGERY - RESPIRATORY	2008 CMS RBRVS (0000000)	[****]
SURGERY - CARDIOVASCULAR	2008 CMS RBRVS (0000000)	[****]
SURGERY - HEMIC & LYMPHATIC	2008 CMS RBRVS (0000000)	[****]
SURGERY - MEDIASTINUM & DIAPHRAGM	2008 CMS RBRVS (0000000)	[****]
SURGERY - DIGESTIVE	2008 CMS RBRVS (0000000)	[****]
SURGERY - URINARY	2008 CMS RBRVS (0000000)	[****]
SURGERY - MALE GENITAL	2008 CMS RBRVS (0000000)	[****]
SURGERY - FEMALE GENITAL	2008 CMS RBRVS (0000000)	[****]
SURGERY - MATERNITY & DELIVERY	2008 CMS RBRVS (0000000)	[****]
SURGERY - ENDOCRINE	2008 CMS RBRVS (0000000)	[****]
SURGERY - NERVOUS	2008 CMS RBRVS (0000000)	[****]
SURGERY - EYE & OCULAR ADNEXA	2008 CMS RBRVS (0000000)	[****]
SURGERY - AUDITORY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - BONE DENSITY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - CT	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - MAMMOGRAPHY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - MRI	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - MRA	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - NUCLEAR MEDICINE	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - PET SCANS	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - RADIATION THERAPY	2008 CMS RBRVS (0000000)	[****]
RADIOLOGY - ULTRASOUND	2008 CMS RBRVS (0000000)	[****]
LAB - PATHOLOGY	2008 CMS RBRVS (0000000)	[****]
OFFICE LAB	2008 CMS Clinical Lab Schedule - National Limit	[****]
CLINICAL LABORATORY	2008 CMS Clinical Lab Schedule - National Limit	[****]
MEDICINE - OPHTHALMOLOGY	2008 CMS RBRVS (0000000)	[****]
MEDICINE - CARDIOVASCULAR	2008 CMS RBRVS (0000000)	[****]
MEDICINE - ALLERGY & CLINICAL IMMUNOLOGY	2008 CMS RBRVS (0000000)	[****]
MEDICINE - CHIROPRACTIC MANIPULATIVE TREATMENT	2008 CMS RBRVS (0000000)	[****]
MEDICINE - PHYSICAL MED AND REHAB - MODALITIES	2008 CMS RBRVS (0000000)	[****]
MEDICINE - PHYSICAL MED AND REHAB -THERAPIES & OTHER	2008 CMS RBRVS (0000000)	[****]
MEDICINE - OTHER	2008 CMS RBRVS (0000000)	[****]
MEDICINE - IMMUNIZATION ADMINISTRATION	2008 CMS RBRVS (0000000)	[****]
MEDICINE - CHEMO ADMIN	2008 CMS RBRVS (0000000)	[****]
OBSTETRICS - GLOBAL	2008 CMS RBRVS (0000000)	[****]
IMMUNIZATIONS	Redbook J Code-CPT Code AWP	[****]
INJECTABLES/OTHER DRUGS	CMS Drug Pricing	[****]
INJECTABLES - ONCOLOGY/ THERAPEUTIC CHEMO DRUGS	CMS Drug Pricing	[****]
INJECTABLES - IVIG	CMS Drug Pricing	[****]
INJECTABLES - SALINE & DEXTROSE SOLUTIONS	CMS Drug Pricing	[****]
DME & SUPPLIES	2008 CMS DME Floor	[****]
DME & SUPPLIES - RESPIRATORY	2008 CMS DME Floor	[****]
DME & SUPPLIES - ORTHOTICS	2008 CMS DME Floor	[****]
DME & SUPPLIES - PROSTHETICS	2008 CMS DME Floor	[****]
AMBULANCE	2008 CMS Ambulance Schedule - Urban (0000000)	[****]

Hard Codes

[****]

[****]

[****]

[****]

[****]

Schedule Type: FFS

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the customer is responsible to pay under the customers benefit contract will be subtracted from the listed amount in determining the amount to be paid by the payer. The actual payment amount is also subject to matters described in this agreement, such as the payment policies. Please remember that this information is subject to the confidentiality provisions of this agreement.

Note: Maintenance to this fee schedule occurs routinely and may still occur after the report date for the fee amounts selected.

Confidential and Proprietary    Not for Distribution to Third Parties

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Representative Fee Schedule Sample for: AUSTN 81350

Fee amounts as of: 10/15/2010

Report Date: 09/03/2010*

Site of Service - Linked Schedule ID: AUSTN 81349

CPT	Mod	CPT Description	Type of Service	Place of Service	Fee

45378	00	COLONOSCOPY FLEX	SURGERY - DIGESTIVE	Fac	[****]
45350	00	COLONOSCOPY FLEX	SURGERY - DIGESTIVE	Fac	[****]
59400	00	ROUTINE OB CARE	OBSTETRICS - GLOBAL	Fac	[****]
58510	00	ROUTINE OB CARE	OBSTETRICS - GLOBAL	Fac	[****]
77418	00	INTENS MOD TX DE	RADIOLOGY - RADIATION THERAPY	Fac	[****]
88308	00	LEVEL IV - SURG	LAB-PATHOLOGY	Fac	[****]
88305	26	LEVEL IV - SURG	LAB-PATHOLOGY	Fac	[****]
88306	TC	LEVEL IV - SURG	LAB-PATHOLOGY	Fac	[****]
90471	00	IMMUNIZATION ADM	MEDICINE - IMMUNIZATION ADMINISTRATION	Fac	[****]
90649	00	HUMAN PAPILLOMA	IMMUNIZATIONS	Fac	[****]
90669	00	PNEUMOCOCCAL CON	IMMUNIZATIONS	Fac	[****]
90680	00	ROTAVIRUS VACCIN	IMMUNIZATIONS	Fac	[****]
00716	00	VARICELLA VIRUS	IMMUNIZATIONS	Fac	[****]
92014	00	OPN MEDICAL XM&E	MEDICINE-OPHTHALMOLOGY	Fac	[****]
93000	00	ECG-ROUTINE 12l	MEDICINE-OTHER	Fac	[****]
93307	00	TTHRC R-T IMG 2D	MEDICINE-CARDIOVASCULAR	Fac	[****]
93307	26	TTHRC R-T IMG 2D	MEDICINE-CARDIOVASCULAR	Fac	[****]
93307	TC	TTHRC R-T IMG 2D	MEDICINE-CARDIOVASCULAR	Fac	[****]
97110	00	THERAP TO AREAS	MEDICINE-PHYSICAL MED AND REHAB-THERAPIES&OTHER	Fac	[****]
90910	00	CMT SPI 1-2 REGI	MEDICINE-CHIROPRACTIC MANIPULATIVE TREATMENT	Fac	[****]
98941	00	CMT SPI 3-4 REGI	MEDICINE-CHIROPRACTIC MANIPULATIVE TREATMENT	Fac	[****]
93202	00	OFFICE OUTPT NEW	EVALUATION& MANAGEMENT	Fac	[****]
99203	00	OFFICE OUTPT NEW	EVALUATION& MANAGEMENT	Fac	[****]
99204	00	OFFICE OUTPT NEW	EVALUATION& MANAGEMENT	Fac	[****]
99206	00	OFFICE OUTPT NEW	EVALUATION& MANAGEMENT	Fac	[****]
99212	00	OFFICE OUTPT E&MES	EVALUATION& MANAGEMENT	Fac	[****]
99213	00	OFFICE OUTPT E&MES	EVALUATION& MANAGEMENT	Fac	[****]
99214	00	OFFICE OUTPT E&MES	EVALUATION& MANAGEMENT	Fac	[****]
99215	00	OFFICE OUTPT E&MES	EVALUATION& MANAGEMENT	Fac	[****]
99223	00	INIT HOSP-DAY E1	EVALUATION& MANAGEMENT	Fac	[****]
99232	00	SUBSQT HSP-DAY E	EVALUATION& MANAGEMENT	Fac	[****]
99233	00	SUBSQT HSP-DAY	EVALUATION& MANAGEMENT	Fac	[****]
99243	00	OFFICE CNSLT NEW	EVALUATION& MANAGEMENT	Fac	[****]
99244	00	OFC CNSLT NEW/ES	EVALUATION& MANAGEMENT	Fac	[****]
99245	00	OFC CNSLT NEW/ES	EVALUATION& MANAGEMENT	Fac	[****]
99283	00	EMERG DEPT VISIT	EVALUATION& MANAGEMENT	Fac	[****]
99284	00	ER VISIT E&M HIG	EVALUATION& MANAGEMENT	Fac	[****]
99285	00	ER VISIT E&M HIG	EVALUATION& MANAGEMENT	Fac	[****]
99391	00	PERIODIC PREVENT	EVALUATION& MANAGEMENT - PREVENTIVE	Fac	[****]
99392	00	PERIODIC PREVENT	EVALUATION& MANAGEMENT - PREVENTIVE	Fac	[****]
99393	00	PERIODIC PREVENT	EVALUATION& MANAGEMENT - PREVENTIVE	Fac	[****]
99394	00	PERIODIC PREVENT	EVALUATION& MANAGEMENT - PREVENTIVE	Fac	[****]
99395	00	PERIODIC PREVENT	EVALUATION& MANAGEMENT - PREVENTIVE	Fac	[****]
99398	00	PERIODIC PREVENT	EVALUATION& MANAGEMENT - PREVENTIVE	Fac	[****]
J1745	00	INJECTION INFLUX	INJECTABLE-ONCOLOGY/THERAPEUTIC CHEMO DRUGS	Fac	[****]
J2505	00	INJECTION PEGFIL	INJECTABLE-ONCOLOGY/THERAPEUTIC CHEMO DRUGS	Fac	[****]
J9035	00	INJECTION BEVACI	INJECTABLE-ONCOLOGY/THERAPEUTIC-CHEMO-DRUGS	Fac	[****]
J0283	00	INJECTION OXALP	INJECTABLES-ONCOLOGY/THERAPEUTIC CHEMO DRUGS	Fac	[****]
J9310	00	INJECTION, RITUX	INJECTABLES-ONCOLOGY/THERAPEUTIC CHEMO DRUGS	Fac	[****]
j9355	00	INJECTION, TRAST	INJECTABLES-ONCOLOGY/THERAPEUTIC CHEMO DRUGS	Fac	[****]

Last Routine Maintenance Update: 10-01-2010

[****]

[****]

[****]

Unless specifically indicated otherwise, amounts listed in the fee schedule represent global fees and may be subject to reductions based on appropriate modifier (for example, professional and technical modifiers). Any co-payment, deductible or coinsurance that the customer is responsible to pay under the customers benefit contract will be subtracted from the listed amount in determining the amount to be paid by the payer. The actual payment amount is also subject to matters described in this agreement, such as the payment policies. Please remember that this information is subject to the confidentiality provisions of this agreement.

Note: Maintenance to this fee schedule occurs routinely and may still occur after the report date for the fee amounts selected.

Confidential and Proprietary    Not for Distribution to Third Parties

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Additional Information About Your Fee Schedule

AUSTN 81350

The purpose of this document is to provide additional information about this fee schedule, including clarity about the fee sources used to derive fees and the type of routine maintenance changes that you can expect.

Primary Fee Source

The primary fee source is the main fee source used as the basis for deriving the fee within each category of codes. For instance, if the fee schedule for a given category of codes is derived by applying a particular conversion factor to the relative value units (RVUs) in the CMS fee schedule, those CMS relative value units are the primary fee source.

Alternate (Gap-Fill) Fee Source

Alternate (or “gap fill”) fee sources are used to fill gaps in the primary fee sources. For example, if a new CPT code has been created within the category of codes discussed above, and CMS has not yet established an RVU value for that code, we use one of the sources that exist within the industry to fill that gap, such as but not limited to Ingenix Essential RBRVS. For that CPT code, we adopt the RVU value established by the gap fill-fee source, and determine the fee schedule amount for that CPT code by applying to the gap-fill RVU the same conversion factor that we apply to the CMS RVU for those CPT codes that have CMS RVUs. At such time in the future as CMS publishes its own RVU value for that CPT code, we would begin using the primary fee source, CMS, to derive the fee for that code and no longer use the alternate source.

Percent of Charge Default

In the event that a fee is not sourced by either the primary or alternate fee source, such as services submitted using unclassified or miscellaneous codes, the codes are subject to correct coding review and may be priced at the default Percent of Charge indicated in the attached document(s).

Fee Source Links

•	CMS Relative Values and Fee Schedules: www.ems,hhs.gov

•	MICROMEDEX Red Book: www.micromedex.com

•	RJ Health Systems: www.reimbursementcodes.com

•	Ingenix Essential RBRVS: www.ingenixonline.com

•	American Society of Anesthesiologists: www.asahq.org

Site of Service

This fee schedule generally follows CMS guidelines for determining when services are priced at the Facility or Nonfacility fee schedule (with the exception of services performed at Ambulatory Surgery Centers, POS 24, which will be priced at the Facility fee schedule). CMS guidelines can be located at the website indicated above.

Routine Maintenance

United routinely updates its fee schedule in an effort to stay abreast of current coding practices widely used in the health care industry; in response to price changes for immunizations and injectable medications; and to remain in compliance with the intent of the contractual agreement. Routine maintenance occurs when United mechanically incorporates revised information created by a third party that is the source for a portion of the fee schedule. United will not generally attempt to communicate routine maintenance of this nature and will generally implement updates to be effective within 90 days from the date of final publication from one of our primary or alternate fee sources. Providers may expect the following types of fee updates to their fee schedules:

a.	Annual Changes to Relative Value Units, Conversion Factors, or Flat Rate Fees

This fee schedule follows a “Stated Year” construction methodology. It is generally intended to lock in to the 2008 RVU, the January 2008 Conversion Factor, and the 2008 Flat Rate Fees (non-RVU based fees such as Durable Medical Equipment fees) as the basis for deriving fees. Generally, any RVU, Conversion Factor, or Flat Rate Fee changes published in subsequent years by the primary and/or alternate fee sources will not be reflected in this fee schedule.

b.	Price Changes for Immunizations and Injectable Medications

United routinely updates its fee schedule in response to price changes for immunizations and injectable medications published by the primary and/or alternate fee sources. United currently utilizes CMS Drug Pricing and Thomson Micromedex Red Book AWP as its primary fee sources. The effective date of fee updates under this subsection b will be no later than the first day of the next calendar quarter after final publication by the fee source, except that if that quarter begins less than 60 days after final publication, the effective date will be no later than the first day of the next calendar quarter. For example, if final publication by the fee source is on April 10, the fee update under this subsection b will be effective no later than July 1, and if final publication by the fee source is on June 10, the fee update under this subsection c will be effective no later than October 1. For purposes of this paragraph, the date of a claim is the date of service.

c.	CPT/HCPCS Changes and Other Ongoing Updates

United routinely updates its fee schedule in response to additions, deletions, and changes to CPT codes by the American Medical Association; HCPCS codes by the Centers for Medicaid and Medicare Services; CMS changes to its annual update; and in response to similar changes (additions and revisions) to other service coding and reporting conventions that are widely used in the health care industry. Ordinarily, United’s fee schedule is updated using the original construction methodology along with the then-current RVU of the published CPT code. The effective date of fee updates under this subsection c will be no later than the first day of the next calendar quarter after final publication by the fee source, except that if that quarter begins less than 60 days after final publication, the effective date will be no later than the first day of the next calendar quarter. For example, if final publication by the fee source is on April 10, the fee update under this subsection c will be effective no later than July 1, and if final publication by the fee source is on June 10, the fee update under this subsection c will be effective no later than October 1. For purposes of this paragraph, the date of a claim is the date of service.

United is committed to providing transparency related to our fee schedules. If you have questions about this fee schedule, please contact Network Management at the address and phone number on your network participation agreement or you may use our fee schedule look-up function on the web at www.unitedhealthcareonline.com or contact our Voice Enabled Telephonic Self Service line at (877) 842-3210.

Texas Regulatory Requirements Appendix

This Texas Regulatory Requirements Appendix (the “Appendix”) is made part of the Agreement entered into by and among United HealthCare Insurance Company, contracting on behalf of itself, United HealthCare of Texas, Inc., PacifiCare of Texas, Inc., Evercare of Texas, LLC, and the other entities that are United’s Affiliates (collectively referred to as “United”) and the health care professional or entity named in the Agreement (“Provider”).

This Appendix applies to all products or benefit plans sponsored, issued or administered by or accessed through United, to the extent such products are regulated under Texas laws applicable to HMOs, managed care, insurance and/or preferred provider organizations; provided, however, that the requirements in this Appendix will not apply to the extent they are preempted by the Medicare Modernization Act or other applicable law.

United and Provider each agree to be bound by the terms and conditions contained in this Appendix. In the event of a conflict or inconsistency between this Appendix and any term or condition contained in the Agreement, this Appendix shall control, except with regard to Benefit Plans outside the scope of this Appendix.

This Appendix will be deemed to be updated to incorporate any changes to the laws and regulations referenced herein, including any changes to definitions referenced herein, effective as of the date of such changes.

Unless otherwise defined in this Appendix, all capitalized terms contained in the Appendix shall be defined as set forth in the Agreement.

Provisions applicable to fully insured Benefit Plans regulated under Texas HMO law:

1. Payment. Any financial incentive used or payment made directly or indirectly to Provider under any provision of this Agreement is not made as an inducement to reduce or limit the medically necessary services to any Customer.

2. Prompt Payment of Clean Claims. United or Payer, as applicable, will make payment to Provider pursuant to the provisions of the Texas law. For instance, unless a longer time is permitted under applicable Texas law, not later than 30 days from the date United receive an electronic clean claim and not later than 45 days from the date United receives a non-electronic clean claim, United or Payer will either: pay the total amount of the claim in accordance with this Agreement; pay the portion of the claim that is not in dispute and notify Provider in writing why the remaining portion of the claim is not being paid; pay the total amount of the claim in accordance with this Agreement but notify Provider that the claim is subject to audit; request additional information from Provider within 30 days of receipt of a clean claim, and then pay or deny the claim within the time required by law after United receives that information or Provider fails to timely provide it; or notify Provider in writing why United or Payer will not pay the claim.

If Provider submits claims that are not clean:

•	We will notify Provider within 30 days of receiving an electronic claim or within 45 days of receiving a non-electronic claim that it is not a clean claim;

•	You may be asked for additional information so that Provider’s claim may be adjudicated; or

•	Provider’s claim may be denied and Provider will be notified of the denial and the reason for it; or

•	United may in its discretion pay or have the claim paid by the other applicable Payer based on the information that you gave in addition to the information United has.

A claim is complete or “clean” if it supplies all the information required by statute. The Administrative Guide contains additional important information about clean claims, an address to submit claims, a phone number and internet address where Provider can contact United with questions regarding claims Provider has submitted, information regarding any entity to whom United may have delegated claim payment functions, and the address and telephone number of any separate claims processing centers for specific types of claims or services.

United or Payer may not refuse to process or pay an electronically submitted clean claim, because the claim is submitted together with or in a batch submission with a claim that is not a clean claim.

3. Timely Filing of Claims. Provider must submit its claims within 95 days of the date of service. For a claim submitted by an institutional provider; the 95-day period does not begin until the date of discharge. For a claim for which coordination of benefits applies, the 95-day period does not begin for submission of the claim to the secondary payer until Provider receives notice of the payment or denial from the primary payer. If Provider’s claim is not submitted within this time frame, Provider will not be reimbursed for the services and Provider may not charge its patient for therm. If Provider’s failure to timely submit the claim is the result of an information systems failure or a catastrophic event that substantially interferes with Provider’s normal business operations for more than two consecutive business days and about which Provider notifies the Texas Department of Insurance as required by 28 Tex. Admin. Code §21.2819, United will extend the 95 day filing deadline by the number of days in which Provider’s business was unable to operate. In the event that Provider seeks and receives a waiver from United’s electronic filing requirements under 28 Tex. Admin. Code § 21.3701, Provider may submit non-electronic claims to the address shown in the Administrative Guide.

4. Duplicate Claims. Provider may not submit duplicate claims for claims, (defined as a claim for payment made for the same patient on the same data of service for the same services) that are not clean for: 1) 45 days after Provider files those claims non-electronically, and 2) 30 days after Provider files those claims electronically.

5. Penalties. If governing law requires United or Payer to pay interest, billed charges, fees, costs or another penalty for a failure to pay Provider’s clean claim for covered services within a certain time frame, United will follow those requirements. The interest, billed charges, fees, costs or other penalty required by law will be the only additional obligation for not satisfying in a timely manner a payment obligation to Provider. In addition, if United adjudicated a claim of Provider’s that was not clean, there ,shall be no interest or other late payment obligation to Provider even if United subsequently adjusts the payment amount based on additional information that Provider provides or that United obtains. In accordance with Tex. Ins. Code § 843.342, United or Payer is not liable for a penalty for failure to pay a clean claim. (1) if the failure to pay the claim is a result of a catastrophic event that substantially interferes with the normal business operations of United or Payer; or (2) if the claim was paid in accordance with applicable law, but for less than the contracted rate, and: (A) Provider notifies the United of the underpayment after the 270th day after the date the underpayment was received; and (B) United or Payer pays the balance of the claim on or before the 30th day after the date United receives the notice.

6. Corrective Adjustments for Overpayments.

(a) In accordance with TAC § 21.2818, United or Payer may recover a refund from Provider due to overpayment or completion of an audit, by adjusting future claim payments and/or by billing Provider for the amount of the overpayment, if (i) United notifies Provider of the overpayment not later than the 180th day after the date of receipt of the overpayment; or (ii) United notifies Provider of the completion of an audit under TAC § 21.2809. Notification under subsection (i) of this section shall be in writing and shall include: (A) the specific claims and amounts for which a refund is due and for each claim the basis and specific reasons for the request for refund; (B) notice of Provider’s right to appeal; and (C) the methods by which United intends to recover the refund.

(b) If Provider disagrees with a request for recovery of an overpayment, United shall provide Provider with an opportunity to appeal, in accordance with Tex. Ins. Code § 843.350 and 28 TAC § 21.28 18, and United or Payer may not recover the overpayment until all appeal rights are exhausted.

(c) United or Payer may recover overpayments beyond the 180-day time frame mentioned above if the overpayment occurred as a result of fraudulent billing practices or a material misrepresentation by Provider.

7. Information About and Limits on Using Fee Schedule and Reimbursement Methodology. Fee schedule or coding guideline changes which are intended to substantially alter the overall methodology or reimbursement level of the fee schedule or which result in a material change in payment to Provider for the same CPT Code, ICD diagnostic code or hospital-based revenue code will be treated as an amendment to the Agreement, and United will give Provider 90 days written notice of the changes. United will not make retroactive revisions to the coding guidelines and fee schedules. To request a written copy of United’s reimbursement policies and methodologies that apply to specific procedures or services for which Provider will seek reimbursement under this Agreement, or any other information Provider needs to determine that Provider is being paid according to this Agreement, Provider should send a written request to Network Management, 1250 Capital of Texas Highway, South Building One, Suite 400 Austin, TX 78746. United will respond to Provider’s request within 30 days of receiving it. United will, at request of Provider, provide the name, edition, and model version of the software that the United uses to determine bundling and unbundling of claims. If United discloses fee schedule or reimbursement methodology to Provider, Provider may not use or disclose it for any purposes other than management of Provider’s practice, billing activities, for Provider’s business operations or in communications with a governmental agency involved in the regulation of health care or insurance.

8. Customer Hold Harmless. As further described in this section, Provider shall hold a Customer harmless for payment of the cost of covered health services in the event that Payer or United fails to pay the Provider for such services. Provider hereby agrees that in no event, including, but not limited to non¬payment by Payer or United, or United insolvency, or breach of this Agreement, shall Provider bill, charge, collect a deposit from, seek compensation, remuneration, or reimbursement from, or have any recourse against Customer or persons other than United acting on Customer’s behalf for services provided pursuant to this Agreement. This provision shall not prohibit collection of copayments, deductibles or coinsurance for which Customer is responsible in accordance with the terms of the Benefit Plan. Provider further agrees that: (a) this provision shall survive the termination of this Agreement regardless of the cause giving rise to termination and shall be construed to be for the benefit of the Customer, and that (b) this provision supersedes any oral or written contrary agreement now existing or hereafter entered into between Provider and Customer or person acting on Customer’s behalf- No amendment or modification of this provision shall be effective earlier than fifteen (15) days following the Commissioner of the Texas Department of Insurance’s receipt of written notice of such proposed change.

9. Provisions Related to Termination.

(a) Notice of Termination to Provider. United shall provide written notification of termination of this Agreement to Provider at least ninety (90) days prior to the effective date of termination, except if termination is related to (i) imminent harm to Customer health, (ii) action against Provider’s license to practice or (iii) fraud or malfeasance, in which cases termination may be immediate.

(b) Advisory Review Panel Review of Proposed Termination. Prior to termination of this Agreement. United shall give Provider a written explanation of the reasons for termination. Not later than 30 days following receipt of the written notice of termination Provider may request and shall receive a review of the proposed termination by an advisory review panel selected in accordance with the provisions of Tex. Ins. Code chpt. 843.306. Such review shall be conducted within sixty (60) days of Provider’s request or, if requested by Provider, the review process shall be expedited. The decision of the advisory panel must be considered but is not binding on United. United shall provide Provider, upon request, a copy of the recommendation of the advisory review panel and United’s determination. Notwithstanding the above provision, Provider is not entitled to and no review shall be provided in a case in which there is (a) imminent harm to Customer health, (b) an action by a state medical board, licensing board or other government agency that effectively impairs the Provider’s ability to practice or (c) a case of fraud or malfeasance.

(c) Notice to Customers of Provider Deselection and Termination. United must provide reasonable advance notification of an impending termination of Provider to Customers receiving care from Provider. Notice given at least thirty (30) days before the effective date of the termination shall be deemed reasonable; provided, however, that if Provider is deselected or terminated for reasons related to imminent harm to Customers, notification of the deselection or termination may be given to Customers immediately. If Provider is entitled to a review by United of its decision to deselect or terminate Provider pursuant to

Texas Insurance Code chpts. 843.306 and/or 843.307, United will not notify Customers of Provider’s impending deselection or termination until its effective date or until the time the review panel makes its formal recommendation.

(d) Continuation of Care for Customer Special Circumstance. Unless termination of this Agreement is based upon reasons of medical competence or professional behavior, United or Payer shall have a continuing obligation to reimburse Provider if Provider is treating a Customer with special circumstance at no less than the rate provided in this Agreement. For purposes of this section, “special circumstance” means a condition with regard to which Provider reasonably believes that discontinuing care by Provider and transferring the Customer’s. care to another provider could cause harm to the Customer, such as a disability, acute condition, life threatening illness, or pregnancy of more than twenty-four (24) weeks. Provider must identify the special circumstance and request that the Customer be permitted to continue treatment under the Provider’s care. Provider must also agree not to seek payment from the Customer of any amounts for which the Customer would not be responsible if this Agreement were still in effect. Any dispute regarding the necessity for continued treatment by Provider shall be resolved pursuant to United’s dispute resolution procedures contained in the appeal procedure for medical necessity determinations as described in the provider manual or administrative manual. The obligation of United or Payer to reimburse a terminated Provider for ongoing treatment of a Customer with special circumstance continues through: (a) the ninetieth (90°) day after the effective date of the termination; (b) nine (9) months following the effective date of the termination for a Customer who at the time of the termination has been diagnosed with a terminal illness; or (c) delivery of the child, immediate postpartum care, including a follow-up checkup within the first six (6) weeks of delivery, for a Customer who is past the twenty-fourth (24th) week of pregnancy at the effective date of the termination.

(e) Voluntary Termination by Provider. Provider may also terminate this Agreement upon 30 days’ written notice if Provider provides United with such written notice within 30 days of receiving the information requested under Tex. Ins. Code chpt. 843.321, as described in section 7 above. Provider agrees to cooperate with United to give Customers the notice described in (c) above.

10. Posting of Complaint Procedure and Handling of Customer Complaints. Provider shall post in Provider’s office a notice to Customers on the process for resolving complaints with United or Payer. Such notice shall include the Texas Department of Insurance’s toll-free telephone number for filing complaints. United also provides a mechanism for the resolution of any complaints initiated by Customers which provides for reasonable due process, including, in an advisory role only, a review panel selected in compliance with the provisions of Tex. Ins. Code chpt 843.255, as applicable.

11. No Retaliatory Action. United shall not engage in any retaliatory action, including termination of or refusal to renew this Agreement, against Provider because Provider has, on behalf of a Customer, reasonably tiled a complaint against United or has appealed a decision of United.

12. Capitation Payments. If reimbursement to Provider contains capitation payments, United shall comply with the requirements of the Texas Ins. Code chpts. 843.315 and 843.316.

13. No Indemnification for Tort Liability. Provider and United agree that nothing in this Agreement shall be construed to require Provider to indemnify United for any tort liability resulting from acts or omissions of United.

14. Provider Communication with Customers. Nothing in this Agreement shall be construed to prohibit, attempt to prohibit, or discourage Provider from discussing with or communicating to a Customer, with respect to: (a) information or opinions regarding Customer’s health care, including medical condition or treatment options; (b) information or opinions regarding the provisions, terms, requirements, or services of United as they relate to the Customer’s medical needs; (c) the fact that this Agreement has terminated or that Provider shall otherwise no longer be providing medical care or health care services under United’s products; or (d) the fact that, if medically necessary covered services are not available through providers contracting with United, then United must, upon the request of Provider and within time appropriate to the circumstances relating to the delivery of the services and the condition of the Customer, but in no event to exceed five (5) business days after receipt of reasonably requested documentation, allow referral to an appropriate provider. Further, United may not in any way penalize, terminate, or refuse to compensate (as provided under this Agreement) Provider for communicating with a current, prospective or former patient, or a party designated by a patient, in any way protected by this section.

15. Provisions Related to Emergency Services and Post-stabilization Care.

(a) Definition of Emergency Care. Provider agrees that for the purposes of providing health care services to Customers under United’s Benefit Plans, “emergency care” shall mean health care services provided in a hospital emergency facility or comparable facility to evaluate and stabilize medical conditions of a recent onset and severity, including but not limited to severe pain, that would lead a prudent layperson, possessing an average knowledge of medicine and health, to believe that his or her condition, sickness or injury is of such a nature that failure to get immediate medical care could result in: (1) placing the patient’s health in serious jeopardy; (2) serious impairment to bodily functions; (3) serious dysfunction of any bodily organ or part; (4) serious disfigurement; or (5) in the case of a pregnant woman, serious jeopardy to the health of her fetus.

(b) Post-stabilization Care Approval. If United requires prior approval of post-stabilization care requested by a treating physician or health care professional following emergency services, and if such health care services are for Customers covered under Benefit Plans regulated by Texas law, United will approve or deny such treatment within one hour of the time of the request.

16. Provisions Specific to Podiatrists. The provisions contained in this section apply only in the event that Provider is a podiatrist licensed by the Texas State Board of Podiatric Medical Examiners.

(a) Request for Coding Guidelines and Payment Schedules. Within thirty (30) days after the date of Provider’s request, United shall provide a copy of the coding guidelines and payment schedules applicable to the compensation that the Provider shall receive under this Agreement.

(b) No Unilateral Material Retroactive Change. United may not unilaterally make material retroactive revisions to the coding guidelines and payment schedules.

(c) X-Rays and Orthotics. Provider may, practicing within the scope of the law regulating podiatry, furnish x-rays and nonprefabricated orthotics covered by a Benefit Plan.

Provisions applicable to fully insured Benefit Plans regulated by the State of Texas but not subject to Texas HMO laws:

1. Other Contracts. Provider is not restricted from contracting with other insurers, preferred provider plans, preferred provider organizations, or HMOs.

2. Quality Care. Any term or condition of this Agreement that limits Provider’s participation on the basis of quality shall be consistent with established standards of care for Provider’s profession.

3. Provider Privileges. If Provider has hospital or institutional provider privileges and delivers a significant portion of care in a hospital or institutional provider setting, this Agreement may contain terms and conditions that include the possession of practice privileges at preferred hospitals or institutions. However, if no preferred hospital or institution offers privileges to members of a class of physicians or practitioners to which Provider belongs, then the lack of such hospital or institutional provider privileges may not be a basis for denial of Provider’s participation as a preferred provider.

4. Provider Billing. This Agreement prohibits Provider from billing the Customer for unnecessary care if a physician or practitioner panel has determined the care was unnecessary. However, Provider shall not be required to pay hospital, institutional, laboratory, x-ray or like charges resulting from the provision of services lawfully ordered by Provider, even though such service may be determined to be unnecessary.

5. Customer Referrals. Nothing in this Agreement shall be construed as a restriction on the classes of physicians and practitioners who may refer a Customer to another physician or practitioner. In the event that

Provider makes a referral for specialty care, nothing in this Agreement shall be construed to require Provider to bear the expenses of such referral in or out of the preferred provider panel.

6. No Inducement to Limit Medically Necessary Services. This Agreement does not contain any financial incentives to Provider that act directly or indirectly as an inducement to limit medically necessary services.

7. Customer or Provider Complaints. United provides a mechanism for the resolution of complaints initiated by a Customer or Provider which provides for reasonable due process including, in an advisory role only, a review panel selected in compliance with the provisions of Tex. Ins. Code § 1301.055 and 28 Tex. Admin. Code § 3.3705.

8. Limit on Indemnification. Provider shall not be required to indemnify or hold United harmless from tort liability resulting from acts or omissions of United.

9. Discounted Fee Arrangements. If this Agreement contains a discounted fee arrangement, the Customer may be billed only on the discounted fee and not the full charge.

10. Prompt Payment. United or Payer, as applicable, will make payment to Provider pursuant to the provisions of the Texas law. For instance, unless a longer time is permitted under applicable Texas law, not later than 30 days from the date United receives an electronic clean claim and not later than 45 days from the date United receives a non-electronic clean claim, United or Paver will either: pay the total amount of the claim in accordance with. this Agreement; pay the portion of the claim that is not in dispute and notify Provider in writing why the remaining portion of the claim is not being paid; pay the total amount of the claim in accordance with this Agreement but notify Provider that the claim is subject to audit; request additional information from Provider within 30 days of receipt of a clean claim, and then pay or deny the claim within the time. required by law after United receives that information or Provider fails to timely provide it: or notify Provider in writing why United or Payer will not pay the claim.

If Provider submits claims that are not clean,

•	United will notify Provider within 30 days of receiving an electronic claim or within 45 days of receiving a non-electronic claim that it is not a clean claim;

•	Provider may be asked for additional information so that Provider’s claim may be adjudicated; or

•	Provider’s claim may be denied and Provider will be notified of the denial and the reason for it; or

•	United may in its discretion pay or have the claim paid by an applicable Payer based on the information that Provider gave in addition to the information United has.

A claim is complete or “clean” if it supplies all the information required by statute. The Administrative Guide contains additional important information about clean claims, an address to submit claims, a phone number and internet address where Provider can contact United with questions regarding claims Provider has submitted, information regarding any entity to whom United may have delegated claim payment functions, and the address and telephone number of any separate claims processing centers for specific types of claims or services.

11. Timely Filing of Claims. Provider must submit Provider’s claims within 95 days of the date of service. For a claim submitted by an institutional provider, the 95-day period does not begin until the date of discharge. For a claim for which coordination of benefits applies, the 95-day period does not begin for submission of the claim to the secondary payer until Provider receives notice-of the payment or denial from the primary payer. If Provider’s claim is not submitted within this time frame; Provider will not be reimbursed for the services and Provider may not charge Provider’s patient for them. If Provider’s failure to timely submit the claim is the result of an information systems failure or catastrophic event that substantially interferes with Provider’s normal business operations for more than two consecutive business days and about which Provider notifies the Texas Department of Insurance as required by 28 Tex. Admin. Code § 21.2819, United will extend the 95 day filing deadline by the number of days in which Provider’s business was unable to operate- In the event that Provider seeks and receives a waiver from

United’s electronic filing requirements under 28 Tex. Admin. Code § 21,3701, Provider may submit non-electronic claims to the address shown in the Administrative Guide.

12. Duplicate Claims. Provider may not submit duplicate claims for claims, (defined as a claim for payment made for the same patient on the same date of service for the same services) that are not clean for: 1) 45 days after Provider files those claims non-electronically, and 2) 30 days after Provider files those claims electronically.

13. Penalties. If governing law requires United or Payer to pay interest, billed charges, fees, costs or another penalty for a failure to pay Provider’s clean claim for covered services within a certain time frame, United will follow those requirements. The interest, billed charges, fees, costs or other penalty required by law will be the only additional obligation for not satisfying in a timely manner a payment obligation to Provider. In addition, if United adjudicated a claim of Provider’s that was not clean, there shall be no interest or other late payment obligation to Provider even if United subsequently adjusts the payment amount based on additional information that Provider provides or that United obtains. In accordance with Tex. Ins. Code § 1301.137, United or Payer is not liable for a penalty for failure to pay a clean claim: (1) if the failure to pay the claim is a result of a catastrophic event that substantially interferes with the normal business operations of United or Payer, or (2) if the claim was paid in accordance with applicable law, but for less than the contracted rate, and: (A) Provider notifies the United of the underpayment after the 270th day after the date the underpayment was received; and (B) United or Payer pays the balance of the claim on or before the 30th day after the date United receives the notice.

14. Corrective Adjustments for Overpayments.

(a) In accordance with TAC § 21.2818, United or Payer may recover a refund from Provider due to overpayment or completion of an audit, by adjusting future claim payments and/or by billing Provider for the amount of the. overpayment, if: (i) United notifies Provider of the overpayment not later than the 180th day after the date of receipt of the overpayment; or (ii) United notifies Provider of the completion of an audit under TAC § 21.2809. Notification under subsection (i) of this section shall be in writing and shall include: (A) the specific claims and amounts for which a refund is due and for each claim the basis and specific reasons for the request for refund; (B) notice of Provider’s right to appeal; and (C) the methods by which United intends to recover the refund.

(b) If Provider disagrees with a request for recovery of an overpayment, United shall provide Provider with an opportunity to appeal, in accordance with Tex. Ins. Code § 1301.132 and 28 TAC § 21.2818, and United or Payer may not recover the overpayment until all appeal rights are exhausted.

(c) United or Payer may recover overpayments beyond the 18O-day time frame mentioned above if the overpayment occurred as a result of fraudulent billing practices or a material misrepresentation by Provider.

15. Information About and Limits on Using Fee Schedule and Reimbursement Methodology. Fee schedule or coding guideline changes which are intended to substantially alter the overall methodology or reimbursement level of the fee schedule or which result in a material change in payment to Provider for the same CPT Code, ICD diagnostic code or hospital-based revenue code will be treated as an amendment to the contract, and United will give Provider 90 days written notice of the changes. United will not make retroactive revisions to the coding guidelines and fee schedules. To request a written copy of United’s reimbursement policies and methodologies that apply to specific procedures or services for which Provider will seek reimbursement under this Agreement, or any other information Provider needs to determine that Provider is being paid according to this Agreement. Provider should send a written request to Network Management, 1250 Capital of Texas Highway, South Building One, Suite 400 Austin, TX 78746. United will respond to Provider’s request within 30 days of receiving it. United will, on request of Provider, provide the name, edition, and model version of the software that the United uses to determine bundling and unbundling of claims. If United discloses fee schedule or reimbursement methodology to Provider, Provider may not use or disclose it for any purposes other than management of Provider’s practice, to submit bills, for Provider’s business operations or in communications with a governmental agency involved in the regulation of health care or insurance.

16. Protected Communications. Provider shall not be prohibited, penalized, retaliated against, or terminated for communicating items pursuant to Tex. Ins. Code Ann. § 1301.067.

17. Use of Economic Profiling. If United conducts, uses, or relies upon economic profiling to terminate Provider, Provider shall be informed of United’s obligation to make available as requested by Provider, Provider’s economic profile, including written criteria by which the Provider’s performance was measured in accordance with Tex. Ins. Code Ann. § 1301.058.

18. Quality Assessment. If United engages in quality assessment, United shall do, so through a panel of not less than three physicians selected by United from among a list of physicians contracting with United.

19. Immunization or Vaccination Protocol. Provider is not required to issue an immunization or vaccination protocol for an immunization or vaccination to be administered to a Customer by a pharmacist.

20. Administration of Immunizations or Vaccinations. This Agreement does not prohibit a pharmacist from administering immunizations or vaccinations if such immunizations or vaccinations are administered in accordance with the Texas Pharmacy Act art. 4542a-1 and rules promulgated thereunder.

21. Provisions Related to Emergency Services and Post-stabilization Care.

(a) Definition of Emergency Care. Provider agrees that for the purposes of providing health care services to Customers under Benefit Plans, “emergency care” shall mean health care services provided in a hospital emergency facility or comparable facility to evaluate and stabilize medical conditions of a recent onset and severity, including but not limited to severe pain, that would lead a prudent layperson, possessing an average knowledge of medicine and health, to believe that his or her condition, sickness or injury is of such a nature that failure to get immediate medical care could result in (1) placing the patient’s health in serious jeopardy; (2) serious impairment to bodily functions; (3) serious dysfunction of any bodily organ or part; (4) serious disfigurement; or (5) in the case of a pregnant woman, serious jeopardy to the health of her fetus.

(b) Post-stabilization Care Approval. If United requires prior approval of post-stabilization care requested by a treating physician or health care professional following emergency services, and if such health care services are for Customers covered under Benefit Plans regulated by Texas law, United will approve or deny such treatment within one hour of the time of the request.

22. Provisions Related to Termination.

(a) Notice of Termination to Provider. United shall provide written notification of termination of this Agreement to Provider at least ninety (90) days prior to the effective date of termination, except if termination is related to (i) imminent harm to Customer health, (ii) action against Provider’s license to practice or (iii) fraud, in which cases termination may be immediate.

(b) Advisory Review Panel Review of Proposed Termination. Prior to termination of this Agreement, United shall give Provider a written explanation of the reasons for termination. If Provider is a physician or practitioner, in accordance with 28. TAC § 3.3706 and Tex. Ins. Code § 1301.053(b), Provider may request and shall receive a review of the proposed termination by a selected advisory review panel. Provider must make the request in writing to United within 20 business days of receipt of the notification of United’s intent to terminate, which shall include any relevant documentation. Such review shall be conducted within sixty (60) days of Provider’s request or, if requested by Provider pursuant to 28 TAC § 3.3706, the review process shall be expedited. The decision of the advisory panel must be considered but is not binding on United. United shall provide Provider, upon request, a copy of the recommendation of the advisory review panel and United’s determination. Notwithstanding the above provision, Provider is not entitled to and no review shall be provided in a case in which there is (a) imminent harm to Customer health, (b) an action by a state medical board, licensing board or other government agency that effectively impairs the Provider’s ability to practice or (c) a case of fraud or malfeasance.

(c) Notice of Provider Termination to Customers. United must provide reasonable advance notification of an impending termination of Provider to Customers receiving care from Provider. Notice given at least thirty (30) days before the effective date of the termination shall be deemed reasonable; provided, however, that if termination of Provider is for reasons related to imminent harm to Customers, notification of termination may be given, to Customers immediately. If Provider is entitled to a review by United of its decision to terminate Provider pursuant to Tex. Ins. Code Ann. § 1301.057, United will not notify Customers of Provider’s impending termination until its effective date or until the time the review panel makes its formal recommendation, whichever is later.

(d) Continuation of Care for Customer Special Circumstance. Unless termination of this Agreement is based upon reasons of medical competence or professional behavior, United or Payer shall have a continuing obligation to reimburse Provider if Provider is treating a Customer with special circumstance at no less than the rate provided in this Agreement. For purposes of this section, “special circumstance” means a condition with regard to which Provider reasonably believes that discontinuing care by Provider and transferring the Customer’s care to another provider could cause harm to the Customer, such as a disability, acute condition, life threatening illness, or pregnancy of more than twenty-four (24) weeks. Provider must identify the special circumstance and request that the Customer be permitted to continue treatment under the Provider’s care. Provider must also agree not to seek payment from the Customer of any amounts for which the Customer would not be responsible if this Agreement were still in effect. Any dispute regarding the necessity for continued treatment by Provider shall be resolved pursuant to United’s dispute resolution procedures contained in the appeal procedure for medical necessity determinations as described in the provider manual or administrative manual. The obligation of United or Payer to reimburse a terminated Provider for ongoing treatment of a Customer with special circumstance continues through: (a) the ninetieth (90th) day after the effective date of the termination; (b) nine (9) months following the effective date of the termination for a Customer who at the time of the termination has been diagnosed with a terminal illness; or (c) delivery of the child, immediate postpartum care, including a follow-up checkup within the first six (6) weeks of delivery, for a Customer who is past the twenty-fourth (24th) week of pregnancy at the effective date of the termination.

(e) Voluntary Termination by Provider. Provider may also terminate this Agreement upon 30 days’ written notice if Provider provides United with such written notice within 30 days of receiving the information requested under 28 Tex. Admin. Code § 3.3703(a)(20), as described in section 15 above. Provider agrees to cooperate with United to give Customers the notice described in (c) above.

23. No Retaliatory Action. United shall not engage in any retaliatory action, including termination of or refusal to renew this Agreement, against Provider because Provider has, on behalf of a Customer, reasonably filed a complaint against United or has appealed a decision of United.

24. Provisions Specific to Podiatrists. The provisions contained in this section apply only in the event that Provider is a podiatrist licensed by the Texas State Board of Podiatric Medical Examiners.

(a) Request for Coding Guidelines and Payment Schedules. Within thirty (30) days after the date of Provider’s request, United shall provide a copy of the coding guidelines and payment schedules applicable to the compensation that the Provider shall receive under this Agreement.

(b) No Unilateral Material Retroactive Change. United may not unilaterally make material retroactive revisions to the coding guidelines and payment schedules.

(c) X-Rays and Orthotics. Provider may, practicing within the scope of the law regulating podiatry, furnish x-rays and nonprefabricated orthotics covered by a Benefit Plan.